                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K/A

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):

                                 May 30, 1997



                            MEDICAL RESOURCES, INC.
                            -----------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



       Delaware                         1-12461           13-3584552
--------------------------------        -------           ------------------
   (State or Other                      (Commission       (I.R.S. Employer
     Jurisdiction)                      File Number)      Identification No.)


     155 State Street, Hackensack, N.J.                           07601
     ---------------------------------                      ------------------
     (Address of Principal Executive Office)                (Zip Code)

     Registrant's telephone number, including area code         (201) 488-6230
                                                            ------------------







                                AMENDMENT NO. 3

The Undersigned registrant hereby amends its Current Report on Form 8-K, dated
 May 30, 1997 filed on June 16, 1997, as amended on Forms 8-K/A filed on August
             13, 1997 and January 7, 1998 to amend Items 5 and 7 as set forth herein.

Item 5.   Other Events
          ------------


     On January 16, 1997, Medical Resources, Inc. (the "Company") acquired the business operations of South Brevard Imaging, a diagnostic imaging center located in Melbourne, Florida. Pursuant to the purchase agreement, a wholly owned subsidiary of the Company, Melbourne Resources, Inc., acquired substantially all of the business assets of South Brevard Imaging for approximately $1,125,000 in cash.

     On January 28, 1997, the Company acquired two diagnostic imaging centers in southern California; Dedicated Medical Imaging, Inc., a multi-modality imaging center in San Clemente, California and Long Beach Radiology Center, LTD., an imaging facility in Oceanside, California for approximately $1,025,000 payable in cash and contingent consideration based on the centers achieving certain financial objectives during the one year period subsequent to the closing of the transaction. Contingent consideration of up to $2,000,000 is payable in shares of the Company's Common Stock within 90 days of the end of the measurement period.
     On March 10, 1997, the Company acquired the business operations of The Magnet of Palm Beach, a diagnostic imaging center located in West Palm Beach, Florida. Pursuant to the purchase agreement, a wholly owned subsidiary of the Company, West Palm Beach Resources, Inc., acquired substantially all of the business assets of The Magnet of Palm Beach for approximately $2,000,000 in cash and 56,670 shares of the Company's Common Stock valued at approximately $600,000. The shares of the Company's Common stock issued in connection with the aquisition are subject to registration rights and price protection of the issuance price ($12.59 per share) compared to the market price at effectiveness of the registration statement. The Company may satisfy any price deficiency by the issuance of additional shares of Common Stock.

     On May 7, 1997, the Company acquired the business operations of Accessible MRI of Montgomery County and Accessible MRI of Baltimore County, two diagnostic imaging centers located in Silver Springs, Maryland and Towson, Maryland, respectively. Pursuant to the purchase agreement, a wholly owned subsidiary of the Company acquired substantially all of the business assets of Accessible MRI of Montgomery County and Accessible MRI of Baltimore County for approximately $2,830,000 in cash and 119,166 shares of the Company's Common Stock valued at approximately $1,500,000. The shares of the Company's Common Stock issued in connection with the aquisition are subject to registration rights and price protection of the issuance price ($12.59 per share) compared to the market price at effectiveness of the registration statement. The Company may satisfy any price deficiency by the issuance of additional shares of Common Stock or by the payment of cash.

     On May 30, 1997, the Company acquired Capstone Management Group, Inc. comprised primarily of ten diagnostic imaging centers, nine of which are located in the Northeast and one of which is located in Ohio. Pursuant to the purchase agreement, three wholly owned subsidiaries of the Company, MRI Capstone Resources, Inc., Baltimore MRI Capstone, Inc. and Albany MRI Capstone, Inc., acquired substantially all of the business assets of Capstone Management Group, Inc. for approximately $5,330,000 in cash and 397,204 shares of the Company's Common Stock valued at $6,695,904 and contingent consideration based upon the centers achieving certain financial objectives during the one year period subsequent to the transaction. The shares of the Company's Common Stock issued in connection with the acquisition are subject to registration rights and price protection ($17.925 per share) compared to the market price at effectiveness. The Company must satisfy any deficiency in cash. In the event that the shares are not registered by December 26, 1997, the seller may sell up to $1,000,000 of Company Common Stock back to the Company with the shares valued at the greater of the then market value of the Company's Common Stock or $17.925 per share. The Seller has an indentical right at March 3, 1998 to sell up to $1,000,000 of Company Common Stock back to the Company, and another right to sell shares back to the Company with respect to all remaining shares if the registration statement is not declared effective by June 3, 1998. Contingent consideration based upon future cash flow is payable within 90 days of the end of the measurement period.

     On June 11, 1997, the Company, through StarMed, acquired the assets of Wesley Medical Resources, Inc. a medical staffing company in San Francisco, California for 137,222 shares of the Company's Common Stock valued at $2,000,000 and contingent consideration based on the Company achieving certain financial objectives during the three year period subsequent to the transaction. The shares issued in connection with the acquisition are subject to registration rights. Contingent consideration based upon future cash flow is payable within 90 days of the end of the measurement period.

     On June 30, 1997, the Company acquired three diagnostic imaging centers in New York, Staten Island Medical Imaging Inc., Meadows Medical Management, Inc., and Brooklyn Medical Imaging Center, for approximately $4,130,000 in cash and 152,356 shares of the Company's Common Stock valued at $2,546,250. The shares of the Company's Common Stock issued in connection with the acquisition are subject to registration rights. In the event that the registration statement is not declared effective by December 30, 1997, the sellers may sell the shares back to the Company for $2,546,250. In the event the registration statement is declared effective by December 30, 1997, the shares of the Company's Common Stock issued in connection with the aquisition are subject to price protection of the issuance price ($16.7125 per share) compared to the market price at effectiveness of the registration statement. The Company may satisfy any price deficiency by the issuance of additional shares of Common Stock or by the payment of cash.

     On July 31, 1997, the Company acquired Medical Imaging of Hollywood, Inc. a diagnostic imaging center in Hollywood, Florida for approximately $1,532,000 in cash and 37,539 shares of the Company's stock valued at $674,000 plus the assumption of indebtedness and additional consideration based on the center's performance. The shares of the Company's Common Stock issued in connection with the acquisition are subject to registration rights and price protection of the issuance price ($18.00 per share) compared to the market price at effectiveness of the registration statement. The Company may satisfy any price deficiency by the issuance of additional registered shares of Common Stock or by the payment of cash. In the event that the registration statement is not declared effective by January 1, 1998, the seller may sell the shares back to the Company for $674,000.

     On August 13, 1997, the Company acquired MRI of Jupiter, Inc. a diagnostic imaging center in Jupiter, Florida for approximately $2,000,000 in cash and 7,337 shares of the Company's stock valued at $125,000 plus additional consideration based on the center's performance. The shares of the Company's Common Stock issued in connection with the acquisition are subject to registration rights and price protection of the issuance price ($17.00 per share) compared to the market price at effectiveness of the registration statement. The Company may satisfy any price deficiency by the issuance of additional registered shares of Common Stock or by the payment of cash. In the event that the registration statement is not filed by February 28, 1998, the seller may sell the shares back to the Company for $125,000.

     On August 21, 1997, the Company acquired four diagnostic imaging centers, from PresGar Imaging of Tampa, LLC., PresGar Imaging of Florida, LLC, and PresGar Imaging of Sarasota, LLC., (PresGar Centers) on the west coast of Florida for approximately $5,550,000 in cash and up to $3,700,000 in notes convertible into the Company's Common Stock, of which $1,200,000 in principal amount is contingent upon the occurrence of certain events, plus the assumption of indebtedness.

     On August 29, 1997, the Company acquired a controlling interest in a limited partnership and a limited liability company which each operate an imaging center, O'Connor MRI and Diagnostic Imaging Network, L.L.C., located in San Jose, California for approximately $2,007,000 in cash and 43,415 shares of the Company's stock valued at $693,000, plus the assumption of indebtedness and additional consideration based on each center's performance. The shares of the Company's Common Stock issued in connection with the acquisition are subject to registration rights and price protection of the issuance price ($15.96 per share) compared to the market price at effectiveness of the registration statement. The Company may satisfy any price deficiency by the issuance of additional registered shares of Common Stock or by the payment of cash. In the event that the registration statement is not declared effective by February 28, 1998, the seller may sell the shares back to the Company at their issuance price.

     On September 16, 1997, the Company acquired one diagnostic imaging center, Bronx MRI Associates, L.P., located in Bronx, New York and one diagnostic imaging center, Queens MRI Associates, L.P., located in Queens, New York (collectively, the "Katz Centers") for approximately $1,750,000 in cash and 102,715 shares of the Company's stock valued at $1,750,000 plus the assumption of indebtedness. The shares of the Company's Common Stock issued in connection with the acquisition are subject to registration rights and price protection of the issuance price ($17.00 per share) compared to the market price at effectiveness of the registration statement. The Company may satisfy any price deficiency by the issuance of additional shares of Common Stock or by the payment of cash.

     On October 3, 1997, the Company acquired six diagnostic imaging centers (collectively, "Grajo/Bleggi") located in Ohio for aggregate consideration of $6,925,000 payable in cash and $1,750,000 in notes convertible into Company Common Stock plus the assumption of indebtedness.

Item 7.   Financial Statements and Exhibits.
          ----------------------------------

     (a) Financial Statements of Businesses Acquired

     The following financial statements and the reports thereon of independent accountants, all appearing after the signature page to this Form 8-K, are included herein.


     DEDICATED MEDICAL IMAGING, INC.

     Independent Auditors' Report
     Balance Sheet as of December 31, 1996
     Statement of Operations and Accumulated Deficit for the Year Ended December 31, 1996
     Statement of Cash Flows for the Year Ended December 31, 1996
     Notes to Financial Statements

     LONG BEACH RADIOLOGY CENTER, LTD.

     Independent Auditors' Report
     Balance Sheet as of December 31, 1996
     Statement of Operations and Members' Deficit for the Year Ended December 31, 1996
     Statement of Cash Flows for the Year Ended December 31, 1996
     Notes to Financial Statements

     SOUTH BREVARD IMAGING, A division of Melbourne Neurologic, P.A.

     Independent Auditors' Report
     Balance Sheet as of December 31, 1996
     Statement of Income for the Year Ended December 31, 1996
     Statement of Changes in Capital for the Year Ended December 31, 1996 Statement of Cash Flows for the Year Ended December 31, 1996
     Notes to Financial Statements
     Schedule I - Operating Expenses for the Year Ended December 31, 1996

     THE MAGNET OF PALM BEACH, LTD.

     Independent Auditors' Report
     Balance Sheet as of December 31, 1996
     Statement of Income for the Year Ended December 31, 1996
     Statement of Changes in Partners' Deficit for the Year Ended December 31,
      1996
     Statement of Cash Flows for the Year Ended December 31, 1996
     Notes to Financial Statements
     Schedule I - Operating Expenses for the Year Ended December 31, 1996

     ACCESSIBLE MRI OF MONTGOMERY COUNTY, INC.

     Independent Auditors' Report
     Balance Sheet as of September 30, 1996
     Statement of Operations for the Year Ended September 30, 1996 Statement of Retained Earnings for the Year Ended September 30, 1996 Statement of Cash Flows for the Year Ended September 30, 1996
     Notes to Financial Statements

     ACCESSIBLE MRI OF BALTIMORE COUNTY, INC.

     Independent Auditors' Report
     Balance Sheet as of September 30, 1996
     Statement of Operations for the Year Ended September 30, 1996 Statement of Accumulated Deficit for the Year Ended September 30, 1996 Statement of Cash Flows for the Year Ended September 30, 1996
     Notes to Financial Statements

     CAPSTONE MANAGEMENT GROUP, INC.

     Report of Independent Certified Public Accountants
     Balance Sheet as of December 31, 1996
     Statement of Loss and Stockholders' Deficit for the Year Ended December 31,
      1996
     Statement of Cash Flows for the Year Ended December 31, 1996
     Notes to Financial Statements

     WESLEY MEDICAL RESOURCES, INC. and WESLEY MANAGEMENT GROUP, INC.

     Independent Auditors' Report
     Combined Balance Sheets as of December 31, 1996 and 1995
     Combined Statement of Income for the Years Ended December 31, 1996 and 1995 Combined Statement of Shareholders' Equity for the
     Years Ended December 31, 1996 and 1995
     Combined Statement of Cash Flows for the Years Ended
     December 31, 1996 and 1995
     Notes to Combined Financial Statements

     STATEN ISLAND MEDICAL IMAGING INC.

     Independent Auditors' Report
     Balance Sheet as of December 31, 1996
     Statement of Operations and Stockholders' Deficiency for the Year Ended December 31, 1996
     Statement of Cash Flows for the Year Ended December 31, 1996
     Notes to Financial Statements

     MEADOWS MEDICAL MANAGEMENT, INC.

     Independent Auditors' Report
     Balance Sheet as of December 31, 1996
     Statement of Operations and Retained Earnings for the Year Ended December 31, 1996
     Statement of Cash Flows for the Year Ended December 31, 1996
     Notes to Financial Statements


     BROOKLYN MEDICAL IMAGING CENTER

     Independent Auditors' Report
     Balance Sheets as of December 31, 1996 and 1995
     Statement of Operations for the Years Ended December 31, 1996 and 1995 Statement of Partners' Capital for the Years Ended December 31, 1996 and 1995
     Statement of Cash Flows for the Years Ended December 31, 1996 and 1995 Notes to Financial Statements

     MEDICAL IMAGING OF HOLLYWOOD, INC.

     Independent Auditor's Report
     Balance Sheet as of December 31, 1996
     Statements of Income and Retained Earnings for the Year Ended December 31, 1996
     Statements of Cash Flows for the Year Ended December 31, 1996 Notes to Financial Statements

     MAGNETIC RESONANCE INSTITUTE OF JUPITER, LTD.

     Independent Auditors' Report
     Balance Sheet as of December 31, 1996
     Statement of Income and Changes in Partners' Capital for the Year Ended December 31, 1996
     Statement of Cash Flows for the Year Ended December 31, 1996
     Notes to Financial Statements
     Schedule I. - Operating Expenses for the Year Ended December 31, 1996

     PRESGAR IMAGING OF TAMPA, LLC

     Independent Auditors' Report
     Balance Sheet as of December 31, 1996
     Statement of Income for the Year Ended December 31, 1996
     Statement of Changes in Members' Equity for the Year Ended December 31,
     1996
     Statement of Cash Flows for the Year Ended December 31, 1996
     Notes to Financial Statements

     PRESGAR IMAGING OF FLORIDA, LLC

     Independent Auditors' Report
     Balance Sheet as of December 31, 1996
     Statement of Income for the Year Ended December 31, 1996
     Statement of Changes in Members' Equity for the Year Ended December 31,
     1996
     Statement of Cash Flows for the Year Ended December 31, 1996
     Notes to Financial Statements

     PRESGAR IMAGING OF SARASOTA, LLC

     Independent Auditors' Report
     Balance Sheet as of December 31, 1996
     Statement of Changes in Members' Equity for the Year Ended December 31,
     1996
     Notes to Financial Statements

     DIAGNOSTIC IMAGING NETWORK, L.L.C.

     Independent Auditor's Report
     Balance Sheet as of December 31, 1996
     Statements of Operations for the Year Ended December 31, 1996 Statement of Members' Equity for the Year Ended December 31, 1996 Statements of Cash Flows for the Year Ended December 31, 1996 Notes to Financial Statements

     O'CONNOR MRI

     Independent Auditors' Report
     Balance Sheet as of December 31, 1996
     Statement of Income for the Year Ended December 31, 1996
     Statement of Partners' Capital for the Year Ended December 31, 1996 Statement of Cash Flows for the Year Ended December 31, 1996
     Notes to Financial Statements

     BRONX MRI ASSOCIATES, L.P. and MAGNETIC RESONANCE IMAGING OF THE BRONX,
     P.C.

     Independent Auditors' Report
     Combined Balance Sheet as of December 31, 1996
     Combined Statement of Operations and Retained Earnings/Partners' Capital for the Year Ended December 31, 1996
     Combined Statement of Cash Flows for the Year Ended December 31, 1996 Notes to Combined Financial Statements

     QUEENS MRI ASSOCIATES, L.P. and MAGNETIC RESONANCE IMAGING OF QUEENS, P.C.

     Independent Auditors' Report
     Combined Balance Sheet as of December 31, 1996
     Combined Statement of Operations and Retained Earnings/Partners' Capital for the Year Ended December 31, 1996
     Combined Statement of Cash Flows for the Year Ended December 31, 1996 Notes to Combined Financial Statements

     ADVANCED RADIOLOGY IMAGING SERVICES, INC.

     Independent Auditor's Report
     Balance Sheet as of December 31, 1996
     Statement of Income for the Year Ended December 31, 1996
     Statement of Retained Earnings for the Year Ended December 31, 1996 Statement of Cash Flows for the Year Ended December 31, 1996
     Notes to Financial Statements

     GRAJO IMAGING, INC.

     Independent Auditor's Report
     Balance Sheet as of December 31, 1996
     Statement of Income for the Year Ended December 31, 1996
     Statement of Retained Earnings for the Year Ended December 31, 1996 Statement of Cash Flows for the Year Ended December 31, 1996
     Notes to Financial Statements

     WESTERN RESERVE IMAGING CENTER, INC.

     Independent Auditor's Report
     Balance Sheet as of December 31, 1996
     Statement of Income for the Year Ended December 31, 1996
     Statement of Deficit in Retained Earnings for the Year Ended December 31, 1996
     Statement of Cash Flows for the Year Ended December 31, 1996
     Notes to Financial Statements


     COPLEY MAMMOGRAPHY CENTER, INC.

     Independent Auditor's Report
     Balance Sheet as of December 31, 1996
     Statement of Income for the Year Ended December 31, 1996
     Statement of Deficit in Retained Earnings for the Year Ended December 31, 1996
     Statement of Cash Flows for the Year Ended December 31, 1996
     Notes to Financial Statements

     REGIONAL IMAGING CONSULTANTS CORPORATION

     Independent Auditor's Report
     Balance Sheet as of December 31, 1996
     Statement of Income for the Year Ended December 31, 1996
     Statement of Retained Earnings for the Year Ended December 31, 1996 Statement of Cash Flows for the Year Ended December 31, 1996
     Notes to Financial Statements

     (b) Pro Forma Financial Information

        The Pro Forma Consolidated Balance Sheet and Consolidated Statements of Operations ("Financial Statements") combines the individual Financial Statements of the Company and Capstone Management Group, Inc., Accessible MRI, The Magnet of Palm Beach, Ltd. and South Brevard Imaging, Dedicated Medical Imaging, Inc., Long Beach Radiology Center, LTD., Wesley Medical Resources, Inc. and Wesley Management Group, Inc., Staten Island Medical Imaging Inc., Meadows Medical Management, Inc., Brooklyn Medical Imaging Center, Medical Imaging of Hollywood, Inc., Magnetic Resonance Institute of Jupiter, LTD., PresGar Imaging of Tampa, LLC, PresGar Imaging of Florida, LLC, PresGar Imaging of Sarasota, LLC, O'Connor MRI, Diagnostic Imaging Network, L.L.C., Bronx MRI Associates, L.P. and Magnetic Resonance Imaging of the Bronx, P.C., Queens MRI Associates, L.P. and Magnetic Resonance Imaging of Queens, P.C., Advanced Radiology Imaging Services, Inc., Grajo Imaging, Inc., Western Reserve Imaging Center, Inc., Copley Mammography Center, Inc., Regional Imaging Consultants Corporation for the year ended December 31, 1996 and the quarter ended September 30, 1997 after giving effect to the pro forma adjustments described in the Notes to Pro Forma Financial Statements.

        The following consolidated pro forma data reflect the acquisitions as if they occurred on January 1, 1996. The following unaudited pro forma information does not purport to be indicative of the results which would actually have been obtained had the acquisitions been completed during the periods presented or which may be obtained in the future.

                                                      MEDICAL RESOURCES, INC.
                                               PRO FORMA CONSOLIDATED BALANCE SHEETS
                                                            (Unaudited)

                                                                                    September 30, 1997
                                                              -------------------------------------------------------------
                                                                                             Advanced
ASSETS                                                                  Medical          Radiology Imaging        Grajo
------                                                            Resources, Inc. (A)     Services, Inc.      Imaging, Inc.
                                                              -----------------------    -----------------    -------------
Current Assets
        Cash & cash equivalents                                         $ 25,156,066              $ 54,581         $258,705
        Accounts Receivable, net                                          77,343,077               103,868          254,748
        Other receivables                                                 14,373,729                 5,378                -
        Other current assets                                               3,250,000                     -                -
        Prepaid expenses                                                   7,026,504                     -                -
        Deferred tax assets, net                                           1,888,000                     -                -
                                                                        ------------              --------         --------
 Total Current Assets                                                    129,037,376               163,827          513,453

        Medical diagnostic and office equipment, net                      58,434,042                89,321          242,027
        Goodwill,net                                                     164,738,869                     -                -
        Other assets                                                       4,686,331                   265               79
        Deferred tax assets, net                                           1,784,089                     -                -
        Restricted cash                                                    1,359,328                     -                -
                                                                        ------------              --------         --------
 Total Assets                                                           $360,040,035              $253,413         $755,559
                                                                        ============              ========         ========

 LIABILITIES AND STOCKHOLDERS' EQUITY
 ------------------------------------

 Current Liabilities
        Current portion notes & mortg payable                           $  7,356,228                76,007          284,950
        Current portion capital lease obligations                          7,916,173                     -                -
        Accounts payable and accrued expenses                             30,990,241                 7,982           11,111
        Line of credit                                                     2,550,000                     -                -
        Income taxes payable                                               2,580,020                     -                -
        Other current liabilities                                          2,941,517                   560            1,754
                                                                        ------------              --------         --------
Total Current Liabilities                                                 54,334,179                84,549          297,815

        Senior notes payable                                              78,000,000                     -                -
        Notes and mortgages payable -Long Term                            18,768,564               137,363          126,602
        Obligations under Capital Leases-Long Term                        24,273,750                     -                -
        Other long term liabilities                                        2,510,316                     -                -
                                                                        ------------              --------         --------
        Total Liabilities                                                177,886,809               221,912          424,417

        Redeemable common stock                                            9,734,441                     -                -
        Minority Interest                                                  9,891,737                     -                -
                                                                        ------------              --------         --------
                                                                          19,626,178                     -                -

 Stockholders' Equity
        Common Stock                                                         217,270                 1,000            5,000
        Preferred Stock                                                   18,106,500                     -                -
        Additional paid in Capital                                       129,273,583                     -                -
        Retained Earnings                                                 14,929,695                30,501          326,142
                                                                        ------------              --------         --------
 Total Stockholder's Equity                                              162,527,048                31,501          331,142
                                                                        ------------              --------         --------

 Total Liabilities and stockholders' equity                             $360,040,035              $253,413       $  755,559
                                                                        ============              ========       ==========


                                                                                      September 30, 1997
                                                                       -----------------------------------------------------
                                                                           Western               Copley     Regional Imaging
 ASSETS                                                                Reserve Imaging        Mammography     Consultants
 ------                                                                  Center, Inc.         Center, Inc.    Corporation
                                                                       ---------------        ------------  ----------------
 Current Assets
        Cash & cash equivalents                                         $         47              $ 17,539       $    7,209
        Accounts Receivable, net                                                   -                40,184          541,594
        Other receivables                                                          -                     -                -
        Other current assets                                                       -                     -                -
        Prepaid expenses                                                           -                     -                -
        Deferred tax assets, net                                                   -                     -                -
                                                                        ------------              --------       ----------
 Total Current Assets                                                             47                57,723          548,803

        Medical diagnostic and office equipment, net                          18,297                41,079          591,076
        Goodwill,net                                                               -                     -                -
        Other assets                                                               -                49,620           59,527
        Deferred tax assets, net                                                   -                     -                -
        Restricted cash                                                            -                     -                -
                                                                        ------------              --------       ----------
 Total Assets                                                           $     18,344              $148,422       $1,199,406
                                                                        ============              ========       ==========

 LIABILITIES AND STOCKHOLDERS' EQUITY
 ------------------------------------

 Current Liabilities
        Current portion notes & mortg payable                                 79,158                39,962          500,382
        Current portion capital lease obligations                                  -                     -                -
        Accounts payable and accrued expenses                                      -                 3,250          191,053
        Line of credit                                                             -                     -                -
        Income taxes payable                                                       -                     -                -
        Other current liabilities                                                  -                     -                -
                                                                        ------------              --------       ----------
 Total Current Liabilities                                                    79,158                43,212          691,435

        Senior notes payable                                                       -                     -                -
        Notes and mortgages payable -Long Term                                58,799               126,255          127,180
        Obligations under Capital Leases-Long Term                                 -                     -                -
        Other long term liabilities                                                -                     -                -
                                                                        ------------              --------       ----------
Total Liabilities                                                            137,957               169,467          818,615

        Redeemable common stock                                                    -                     -                -
        Minority Interest                                                          -                     -                -
                                                                        ------------              --------       ----------
                                                                                   -                     -                -

 Stockholders' Equity
        Common Stock                                                             100                 1,000            1,000
        Preferred Stock                                                            -                     -
        Additional paid in Capital                                                 -                     -
        Retained Earnings                                                   (119,713)              (22,045)         379,791
                                                                        ------------              --------       ----------
 Total Stockholder's Equity                                                 (119,613)              (21,045)         380,791

 Total Liabilities and stockholders' equity                             $     18,344              $148,422       $1,199,406
                                                                        ============              ========       ==========

                                                                   September 30, 1997
                                                    ---------------------------------------------------
ASSETS                                                                  Pro Forma
------                                              ---------------------------------------------------
                                                      Adjustments                          Total
                                                    -------------------          ----------------------
Current Assets
        Cash & cash equivalents                          $(8,335,130)  (B), (D)         $ 17,159,017
        Accounts Receivable, net                             (28,671)  (B)                78,254,800
        Other receivables                                     (5,378)  (B)                14,373,729
        Other current assets                                       -                       3,250,000
        Prepaid expenses                                           -                       7,026,504
        Deferred tax assets, net                                   -                       1,888,000
                                                         -----------                    ------------
Total Current Assets                                      (8,369,179)                    121,952,050

        Medical diagnostic and office equipment, net         198,168   (B)                59,614,010
        Goodwill,net                                       8,050,336   (C), (D)          172,789,205
        Other assets                                        (109,491)  (B)                 4,686,331
        Deferred tax assets, net                                   -                       1,784,089
        Restricted cash                                            -                       1,359,328
                                                         -----------                    ------------
Total Assets                                             $  (230,166)                   $362,185,013
                                                         ===========                    ============

LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------

Current Liabilities
        Current portion notes & mortg payable            $   838,949   (B), (D)         $  9,175,636
        Current portion capital lease obligations                  -                       7,916,173
        Accounts payable and accrued expenses                112,174   (B)                31,315,811
        Line of credit                                             -                       2,550,000
        Income taxes payable                                       -                       2,580,020
        Other current liabilities                             (2,314)  (B)                 2,941,517
                                                         -----------                    ------------
Total Current Liabilities                                    948,809                      55,479,157

        Senior notes payable                                       -                      78,000,000
        Notes and mortgages payable -Long Term              (576,199)  (B)                18,768,564
        Obligations under Capital Leases-Long Term                 -                      24,273,750
        Other long term liabilities                                -                       2,510,316
                                                         -----------                    ------------
Total Liabilities                                            372,610                     180,031,787

        Redeemable common stock                                    -                       9,734,441
        Minority Interest                                          -                       9,891,737
                                                         -----------                    ------------
                                                                   -                      19,626,178

Stockholders' Equity
        Common Stock                                          (8,100)  (C)                   217,270
        Preferred Stock                                            -                      18,106,500
        Additional paid in Capital                                 -                     129,273,583
        Retained Earnings                                    594,676)  (C)                14,929,695
                                                         -----------                    ------------
Total Stockholder's Equity                                  (602,776)                    162,527,048
                                                         -----------                    ------------
Total Liabilities and stockholders' equity                $ (230,166)                   $362,185,013
                                                          ==========                    ============

See Notes to Pro Forma Financial Statements.


                                                      MEDICAL RESOURCES, INC.
                                         PRO FORMA CONSOLIDATED STATEMENTS  OF OPERATIONS (F)
                                             For the Quarter Ended  September 30, 1997
                                                            (Unaudited)

                                                                                                     Dedicated Medical
                                                                                                     Imaging, Inc./Long
                                                              Medical             South Brevard       Beach Radiology
                                                          Resources, Inc.            Imaging          Center, LTD. (E)
INCOME STATEMENT                                          ---------------         -------------      -------------------

Net service revenues                                         $151,285,525            $ 92,657             $ 83,973

Operating expenses of services                                 93,356,302              66,922               61,500

Provisions for uncollectible accounts receivable                7,184,669                   -                    -

Corporate general and administrative                           12,112,070                   -               10,546


Depreciation and amortization                                  12,587,695                   -               11,712
                                                             ------------            --------             --------

Operating income (loss)                                        26,044,789              25,735                  215
Interest (income)/expense                                       5,418,993               2,597                9,072
                                                             ------------            --------             --------

Income/(loss) before min. int. and inc. tax                    20,625,796              23,137               (8,857)
Minority interest                                                (499,815)                  -                    -
                                                             ------------            --------             --------

Income before income taxes                                     21,125,611              23,137               (8,857)
Provision for income taxes                                      9,044,946               9,270                    -
                                                             ------------            --------             --------

Net Income                                                   $ 12,080,665            $ 13,868             $ (8,857)
                                                             ============            ========             ========

Per Share Data
Primary:
Primary net income per share                                $        0.55
                                                            =============

Fully diluted:
Fully diluted net income per share                          $        0.52
                                                            =============

Weighted average shares outstanding
Primary                                                        22,047,921
Fully diluted                                                  23,083,790

                                                           The Magnet           Capstone
                                                             of Palm           Management
                                                           Beach, LTD.         Group, Inc.
INCOME STATEMENT                                           ----------          -----------

Net service revenues                                       $ 774,809           $ 1,056,747

Operating expenses of services                               709,833               483,933

Provisions for uncollectible accounts receivable                   -                     -

Corporate general and administrative                               -               695,042


Depreciation and amortization                                      -               106,115
                                                           ---------           -----------
Operating income (loss)                                       64,975              (228,342)
Interest (income)/expense                                     53,435                     -
                                                           ---------           -----------
Income/(loss) before min. int. and inc. tax                   11,541              (228,342)
Minority interest                                                  -                     -
                                                           ---------           -----------
Income before income taxes                                    11,541              (228,342)
Provision for income taxes                                         -                     -

                                                           ---------           -----------
Net Income                                                 $  11,541           $  (228,342)
                                                           =========           ===========

                                                        Accessible      Wesley Medical    Meadows Medical Mgt., Inc./
                                                    MRI of Baltimore/   Resources, Inc.  Brooklyn Medical Imaging      Medical
                                                        Montgomery       & Wesley Mgt.    Center/ Staten Island       Imaging of
                                                     County, Inc. (E)     Group, Inc.     Medical Imaging Inc. (E)  Hollywood, Inc.
INCOME STATEMENT                                   -----------------   --------------   -------------------------- ---------------

Net service revenues                                     $1,235,360       $1,767,189           $3,740,457           $   475,928

Operating expenses of services                              587,414        1,321,715            3,008,278               196,640

Provisions for uncollectible accounts receivable                  -                -                    -                     -

Corporate general and administrative                        404,787          365,593                    -                     -


Depreciation and amortization                               111,183            9,351              244,422                60,508
                                                         ----------       ----------           ----------           -----------

Operating income (loss)                                     131,976           70,530              487,756               218,779
Interest (income)/expense                                    73,187            6,027              321,683                28,218
                                                         ----------       ----------           ----------           -----------

Income/(loss) before min. int. and inc. tax                  58,789           64,503              166,074               190,561
Minority interest                                                 -                -                    -                     -
                                                         ----------       ----------           ----------           -----------

Income before income taxes                                   58,789           64,503              166,074               190,561
Provision for income taxes                                        -            4,069                    -                75,387

                                                         ----------       ----------           ----------           -----------
Net Income                                               $   58,789       $   60,434           $  166,074           $   115,174
                                                         ==========       ==========           ==========           ===========

                                                              Magnetic                Presgar Imaging            Diagnostic
                                                             Resonance                of Tampa, LLC/          Imaging Network,
                                                            Institute of              Presgar Imaging           LLC/ O'Connor
                                                           Jupiter, LTD.            of Florida, LLC (E)          MRI, LP (E)
INCOME STATEMENT                                          ---------------          -------------------       ---------------

Net service revenues                                       $  1,033,785             $     1,802,948             $ 3,543,652

Operating expenses of services                                  704,313                     721,125               2,664,291

Provisions for uncollectible accounts receivable                      -                           -                       -

Corporate general and administrative                                  -                     279,585                       -


Depreciation and amortization                                   230,725                     306,214                 872,709
                                                           ------------             ---------------             -----------

Operating income (loss)                                          98,747                     496,024                   6,653
Interest (income)/expense                                         5,102                     257,905                 461,117
                                                           ------------             ---------------             -----------

Income/(loss) before min. int. and inc. tax                      93,644                     238,120                (454,464)
Minority interest                                                     -                           -                       -
                                                           ------------             ---------------             -----------

Income before income taxes                                       93,644                     238,120                (454,464)
Provision for income taxes                                            -                           -                   3,037

                                                           ------------             ---------------             -----------
Net Income                                                 $     93,644             $       238,120             $  (457,501)
                                                           ============             ===============             ===========



                                                                     Bronx/Queens
                                                                      MRI Assoc.                   Grajo/Bleggi
                                                                        LP (E)                        Centers
INCOME STATEMENT                                                     ----------------           -----------------

Net service revenues                                                 $      4,349,380           $       4,207,310

Operating expenses of services                                              2,524,580                   3,112,128

Provisions for uncollectible accounts receivable                                    -                           -

Corporate general and administrative                                        1,525,339                           -


Depreciation and amortization                                                 345,177                     326,097
                                                                    -----------------           -----------------

Operating income (loss)                                                       (45,717)                    769,085
Interest (income)/expense                                                      39,816                     126,694
                                                                    -----------------           -----------------

Income/(loss) before min. int. and inc. tax                                   (85,533)                    642,391
Minority interest                                                                   -                           -
                                                                    -----------------           -----------------

Income before income taxes                                                    (85,533)                    642,391
Provision for income taxes                                                     46,066                           -

                                                                    -----------------           -----------------
Net Income                                                          $        (131,599)          $         642,391
                                                                    =================           =================


                                                                                     Pro Forma
                                                                  -------------------------------------------------
INCOME STATEMENT                                                           Adjustments                   Total
                                                                  -------------------------------------------------
Net service revenues                                                   $         -                     $175,449,721

Operating expenses of services
                                                                                 -                      109,518,975
Provisions for uncollectible accounts receivable
                                                                                 -                        7,184,669
Corporate general and administrative
                                                                                 -                       15,392,962

Depreciation and amortization                                             (889,950)  (G)
                                                                         2,558,625   (H)                 17,770,533
                                                                       -----------                     ------------
Operating income (loss)
Interest (income)/expense                                               (1,668,675)                      25,582,581
                                                                                 -                        6,803,846
                                                                       -----------                     ------------
Income/(loss) before min. int. and inc. tax
Minority interest                                                       (1,668,675)                      18,778,735
                                                                          (284,886)  (J)                   (784,701)
                                                                       -----------                     ------------
Income before income taxes
Provision for income taxes                                              (1,383,789)                      19,563,436
                                                                          (622,705)  (I)                  8,560,070

                                                                       -----------                     ------------
Net Income                                                             $  (761,084)                    $ 11,003,366
                                                                       ===========                     ============

Per Share Data
Primary:
Primary net income per share                                                                                  $0.50
                                                                                                       ============
Fully diluted:
Fully diluted net income per share                                                                            $0.48
                                                                                                       ============
Weighted average shares outstanding
Primary:                                                                                                 22,047,921
Fully diluted:                                                                                           23,083,790

See Notes to Pro Forma Financial Statements.

                                                     MEDICAL RESOURCES, INC.
                                         PRO FORMA CONSOLIDATED STATEMENTS  OF OPERATIONS
                                               For the Year Ended December 31, 1996
                                                            (Unaudited)

                                                                                  Dedicated Medical
                                                                                  Imaging, Inc./Long    The Magnet       Capstone
                                                   Medical       South Brevard    Beach Radiology        of Palm        Management
INCOME STATEMENT                                 Resources, Inc.   Imaging        Center, LTD. (E)      Beach, LTD.     Group, Inc.
                                                 --------------- -------------    ------------------    -----------     -----------
Net service revenues                               93,785,117    $2,113,737          $1,094,651         $4,098,626      $3,187,709

Operating expenses of services                     59,064,156     1,526,667             801,692          3,754,916       1,459,798

Provisions for uncollectible accounts receivable    4,783,306             -                   -                  -               -

Corporate general and administrative                7,779,385             -             137,476                  -       2,096,613


Depreciation and amortization                       7,465,475             -             152,675                  -         320,099
                                                   ----------      --------           ---------            -------       ---------

Operating income (loss)                            14,692,795       587,070               2,808            343,710        (688,801)
Interest (income)/expense                           2,968,206        59,249             118,266            282,661               -
                                                   ----------      --------           ---------            -------       ---------

Income/(loss) before min. int. and inc. tax        11,724,589       527,821            (115,458)            61,049        (688,801)
Minority interest                                     308,381             -                   -                  -               -
                                                   ----------      --------           ---------            -------       ---------

Income before income taxes                         11,416,208       527,821            (115,458)            61,049        (688,801)
Provision for income taxes                          4,162,000       211,464                   -                  -               -

                                                   ----------      --------           ---------            -------       ---------
Net Income                                         $7,254,208      $316,357           $(115,458)           $61,049       $(688,801)
                                                   ==========      ========           =========            =======       =========
Per Share Data
Primary:
Primary net income per share                       $     0.62
                                                   ==========
Fully diluted:
Fully diluted net income per share                 $     0.56
                                                   ==========

Weighted average shares outstanding
Primary                                            11,670,000
Fully diluted                                      12,903,000

                                                     Accessible         Wesley Medical   Meadows Medical Mgt., Inc./
                                                  MRI of Baltimore/    Resources, Inc.    Brooklyn Medical Imaging     Medical
                                                     Montgomery         & Wesley Mgt.      Center/ Staten Island      Imaging of
INCOME STATEMENT                                  County, Inc. (E)       Group, Inc.        Medical Imaging Inc.    Hollywood, Inc.
                                                  -----------------    ---------------   -------------------------  ---------------
Net service revenues                                 $3,550,445          $3,981,630             $7,542,910          $ 819,404
Operating expenses of services                        1,688,237           2,977,939              6,066,417            338,555
Provisions for uncollectible accounts receivable              -                   -                      -                  -
Corporate general and administrative                  1,163,365             823,713                      -                  -

Depreciation and amortization                           319,542              21,068                492,896            104,177
                                                     ----------          ----------             ----------          ---------

Operating income (loss)                                 379,301             158,910                983,597            376,672
Interest (income)/expense                               210,341              13,580                648,697             48,583
                                                     ----------          ----------             ----------          ---------

Income/(loss) before min. int. and inc. tax             168,960             145,330                334,900            328,089
Minority interest                                             -                   -                      -                  -
                                                     ----------          ----------             ----------          ---------

Income before income taxes                              168,960             145,330                334,900            328,089
Provision for income taxes                                    -               9,167                      -            129,794

                                                     ----------          ----------             ----------          ---------
Net Income                                           $  168,960          $  136,163             $  334,900          $ 198,295
                                                     ==========          ==========             ==========          =========

Per Share Data
Primary:
Primary net income per share

Fully diluted:
Fully diluted net income per share


Weighted average shares outstanding
Primary
Fully diluted

                                                            Magnetic     Presgar Imaging        Diagnostic
                                                           Resonance      of Tampa, LLC/      Imaging Network,
                                                          Institute of   Presgar Imaging        LLC/ O'Connor
INCOME STATEMENT                                         Jupiter, LTD.   of Florida, LLC (E)     MRI, LP (E)
                                                         -------------  --------------------  ----------------
Net service revenues                                      $1,677,029        $2,824,361             $5,366,942

Operating expenses of services                             1,142,552         1,129,659              4,035,129

Provisions for uncollectible accounts receivable                   -                 -                      -

Corporate general and administrative                               -           437,977                      -


Depreciation and amortization                                374,288           479,691              1,321,737
                                                          ----------        ----------             ----------
Operating income (loss)                                      160,189           777,034                 10,076
Interest (income)/expense                                      8,277           404,014                698,372
                                                          ----------        ----------             ----------

Income/(loss) before min. int. and inc. tax                  151,912           373,020               (688,296)
Minority interest                                                  -                 -                      -
                                                          ----------        ----------             ----------

Income before income taxes                                   151,912           373,020               (688,296)
Provision for income taxes                                                           -                  4,600

                                                          ----------        ----------             ----------
Net Income                                                $  151,912        $  373,020             $(692,896)
                                                          ==========        ==========             ==========

                                                              Bronx/Queens
                                                               MRI Assoc.              Grajo/Bleggi
INCOME STATEMENT                                                 LP (E)                   Centers
                                                              ------------             ------------

Net service revenues                                             $6,129,435              $5,625,158

Operating expenses of services                                    3,557,806               4,160,904

Provisions for uncollectible accounts receivable                          -                       -

Corporate general and administrative                              2,149,609                       -


Depreciation and amortization                                       486,447                 435,990
                                                                 ----------              ----------

Operating income (loss)                                             (64,427)              1,028,264
Interest (income)/expense                                            56,112                 169,389
                                                                 ----------              ----------

Income/(loss) before min. int. and inc. tax                        (120,539)                858,875
Minority interest                                                         -                       -
                                                                 ----------              ----------

Income before income taxes                                         (120,539)                858,875
Provision for income taxes                                           64,919                       -

                                                                 ----------              ----------
Net Income                                                       $ (185,458)             $  858,875
                                                                 ==========              ==========

Per Share Data
Primary:
Primary net income per share

Fully diluted:
Fully diluted net income per share


Weighted average shares outstanding
Primary
Fully diluted

                                                                                    Pro Forma
                                                                       --------------------------------
INCOME STATEMENT                                                          Adjustments        Total
                                                                       --------------   ---------------
Net service revenues                                                   $          -     $141,797,154.00

Operating expenses of services                                                    -          91,704,427

Provisions for uncollectible accounts receivable                                  -           4,783,306

Corporate general and administrative                                              -          14,588,138

                                                                         (1,186,600)(G)
Depreciation and amortization                                             3,411,500 (H)      14,198,985
                                                                       ------------         -----------

Operating income (loss)                                                  (2,224,900)         16,522,298
Interest (income)/expense                                                         -           5,685,747
                                                                       ------------         -----------

Income/(loss) before min. int. and inc. tax                              (2,224,900)         10,836,551
Minority interest                                                          (379,848)(J)         (71,467)
                                                                       ------------         -----------

Income before income taxes                                               (1,845,052)         10,908,018
Provision for income taxes                                                 (719,570)(I)       3,862,374

                                                                       ------------         -----------
Net Income                                                             $ (1,125,481)        $ 7,045,645
                                                                       ============         ===========

Per Share Data
Primary:
Primary net income per share                                                                $      0.60
                                                                                            ===========
Fully diluted:
Fully diluted net income per share                                                          $      0.55
                                                                                            ===========

Weighted average shares outstanding
Primary                                                                                      11,670,000
Fully diluted                                                                                12,903,000

See Notes to Pro Forma Financial Statements.

NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

(A) The financial results of all acquisitions, with the exception of the Grajo/Bleggi centers are included in the balance sheet of Medical Resources, Inc. at September 30, 1997.

(B) Adjustment reflects the carrying value of the assets and liabilities of the Grajo/Bleggi centers adjusted to the agreed upon purchase price of such assets acquired and liabilities assumed which were a part of the acquisitions.

(C) Adjustment reflects the elimination of the common stock and retained earnings for the Grajo/Bleggi centers.

(D) Adjustment reflects the consideration given by the Company to acquire the net business assets of the Grajo/Bleggi centers.

(E) The financial results of multiple imaging centers are combined to reflect the operations of the acquisition as a whole for the period presented.

(F) The financial results of all acquisitions, with the exception of the Grajo/Bleggi centers are included in the income statement of Medical Resources, Inc. from the acquisition date through 9/30/97. The income statements included represent the period from 1/1/97 through the acquisition date.

(G) Adjustment reflects the net change in depreciation relating to the acquisitions. The decrease to fixed assets created from the acquisitions was $5,933,000. Fixed assets are depreciated on a straight-line basis over 5 years.

(H) Adjustment reflects the additional amortization of goodwill relating to the acquisitions. The goodwill created from the acquisitions was approximately $68,230,000 and is being amortized on a straight-line basis over 20 years.

(I) Adjustment reflects the income tax effect of the pro-forma adjustments at effective tax rates of 45% and 39% for the nine months ended 9/30/97 and the year ended 12/31/96, respectively.

(J) Adjustment reflects the minority interest portion of the operating results for O'Connor MRI, LP and Diagnostic Imaging Network, LLC of 40% and 49% respectively.

                                  SIGNATURES
                                  ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    MEDICAL RESOURCES, INC.


                                    By:  /s/ Dennis T. Currier
                                    ____________________________________
                                    Dennis T. Currier
                                    Chief Financial Officer



January 14, 1998

                        SOUTH BREVARD IMAGING,
                        A DIVISION OF MELBOURNE NEUROLOGIC, P.A.

                        =========================

                        AUDITED FINANCIAL STATEMENTS
                        WITH INDEPENDENT AUDITORS' REPORT
                        YEAR ENDED DECEMBER 31, 1996

                             FINANCIAL STATEMENTS

                            SOUTH BREVARD IMAGING,
                   A DIVISION OF MELBOURNE NEUROLOGIC, P.A.
                               DECEMBER 31, 1996

                             --------------------

                                   Contents

                                                           Page
                                                           ----

Independent Auditors' Report  .  .  .  .  .  .  .  .  .  .   1


FINANCIAL STATEMENTS


  Balance Sheet                        .  .  .  .  .  .  .   2
  Statement of Income                  .  .  .  .  .  .  .   3
  Statement of Changes in Capital      .  .  .  .  .  .  .   4
  Statement of Cash Flows              .  .  .  .  .  .  .   5
  Notes to Financial Statements        .  .  .  .  .  .  .   6

SUPPLEMENTARY FINANCIAL INFORMATION
  Schedule I - Operating Expense       .  .  .  .  .  .  .  13

                                                             Mark J. Burger, CPA
                                                                ----------------
                                                              Denise Alpert, CPA

INDEPENDENT AUDITORS' REPORT

To The Board of Directors of
South Brevard Imaging, A Division of Melbourne Neurologic, P.A.
Melbourne, Florida 32901

We have audited the accompanying balance sheet of South Brevard Imaging, a division of Melbourne Neurologic, P.A., as of December 31, 1996 and the related statements of income, changes in capital and cash flows for the year then ended. These financial statements are the responsibility of South Brevard Imaging's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of South Brevard Imaging, a division of Melbourne Neurologic, P.A. as of December 31, 1996, and the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying information presented on page 13 is presented for the purpose of additional analysis and is not a required part of the basic financial statements. Such information has been subject to the procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

                                                /S/ MARK J. BURGER, P.A.
                                                West Palm Beach, Florida
                                                July 11, 1997

                            SOUTH BREVARD IMAGING,
                   A DIVISION OF MELBOURNE NEUROLOGIC, P.A.
                                 BALANCE SHEET
                               DECEMBER 31, 1996

                             --------------------

ASSETS
     Current Assets:
       Cash                                                       $  454,883
       Patient accounts receivable, less allowance for
        contractual adjustments and doubtful accounts of $161,266    313,270
       Inter-divisional receivable                                   215,877
       Medical and office supplies                                    12,930
                                                                  ----------
                Total Current Assets                                 996,960

     Property and Equipment:
       Medical and office equipment                                2,236,330
       Leasehold improvements                                        679,173
       Medical and office furniture and fixtures                      56,584
                                                                  ----------
                                                                   2,972,087
       Less: Accumulated depreciation                            ( 2,336,896)
                                                                  ----------
                Net Property and Equipment                           635,191

     Other Assets:
       Loan costs, less accumulated amortization of $5,351            14,716
       Deposits                                                        3,450
                                                                  ----------
                Total Other Assets                                    18,166
                                                                  ----------
TOTAL ASSETS                                                      $1,650,317
                                                                  ----------

LIABILITIES AND CAPITAL
     Current Liabilities:
       Accounts payable                                           $   14,625
       Bank overdraft                                                 51,256
       Other accrued expenses                                         28,255
       Patient refunds payable                                        63,493
       Accrued management and collection fees                         49,601
       Current portion of long-term debt                             244,011
       Current portion of purchase commitments                        11,628
       Current income taxes payable                                  224,344
       Current portion deferred income taxes payable                  99,104
                                                                  ----------
                Total Current Liabilities                            786,317

     Long-term debt, less current portion                            352,291
     Long-term purchase commitments, less current portion             29,246

     Capital                                                         482,463
                                                                  ----------
       Total Liabilities and Capital                              $1,650,317
                                                                  ==========
See accompanying notes.

                            SOUTH BREVARD IMAGING,
                   A DIVISION OF MELBOURNE NEUROLOGIC, P.A.
                              STATEMENT OF INCOME
                         YEAR ENDED DECEMBER 31, 1996

                             --------------------


Revenues:
     Gross patient service revenue                              $   3,380,811
     Less allowances and contractual adjustments                 (  1,267,074)
                                                                  -----------
       Net Patient Service Revenue                                  2,113,737

Operating Expenses                                                  1,555,412
                                                                  -----------
       Income from Operations                                         558,325

Other Income and (Expenses):
     Interest expense                                            (     66,102)
     Interest income                                                    6,853
     Gain on sale of equipment                                         15,000
     Other income                                                      13,745
                                                                  -----------

       Total Other Expenses                                      (     30,504)
                                                                  -----------
Income Before Income Taxes                                            527,821

Provision for Income Tax                                              211,464
                                                                  -----------
       Net Income                                                $    316,357
                                                                  ===========


See accompanying notes.

                            SOUTH BREVARD IMAGING,
                   A DIVISION OF MELBOURNE NEUROLOGIC, P.A.
                        STATEMENT OF CHANGES IN CAPITAL
                         YEAR ENDED DECEMBER 31, 1996

                           -------------------------






Capital as of January 1, 1996                           $  166,106

Net income                                                 316,357
                                                         ----------
Capital as of December 31, 1996                         $  482,463
                                                         ==========



See accompanying notes.

                            SOUTH BREVARD IMAGING,
                   A DIVISION OF MELBOURNE NEUROLOGIC, P.A.
                            STATEMENT OF CASH FLOWS
                         YEAR ENDED DECEMBER 31, 1996


Operating Activities
     Net income                                          $  316,357
       Adjustments to reconcile net
        income to net cash provided
        by operating activities:
          Depreciation                                       47,372
          Amortization                                        4,013
          Gain on sale of equipment                       (  15,000)
       Changes in Operating Assets and Liabilities:
          Decrease in operating assets:
          Patient accounts receivable                        23,556
          Deposits                                              250
        (Decrease) increase in operating liabilities:
          Income taxes payable                              122,636
          Bank overdraft                                     51,256
          Accrued management and collection fees             49,601
          Accounts payable and patient refunds payable       10,994
          Other accrued expenses                              7,614
          Purchase commitments                            (  12,369)
                                                          ----------
                Net Cash Provided by Operating Activities   606,280

Investing Activities
     Proceeds from sale of equipment                         15,000

Financing Activities
     Repayments of long-term debt                         ( 175,865)
     Increase in inter-divisional receivable              ( 103,877)
                                                          ----------
                Net Cash Used in Financing Activities     ( 279,742)
                                                          ----------
                  Increase in Cash                          341,538
Cash at Beginning of Year                                   113,345
                                                          ----------
Cash at End of Year                                       $ 454,883
                                                          ==========

Supplemental Disclosure of Cash Flows Information:
     Cash paid during the year for interest expense       $  66,102
                                                          ==========
     Cash paid during the year for income taxes           $  88,829
                                                          ==========


See accompanying notes.

                            SOUTH BREVARD IMAGING,
                   A DIVISION OF MELBOURNE NEUROLOGIC, P.A.
                         NOTES TO FINANCIAL STATEMENTS
                         YEAR ENDED DECEMBER 31, 1996


NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

South Brevard Imaging, (the "Company") is a division of Melbourne Neurologic, P.A. The Company was formed to operate a magnetic resonance imaging center located in Brevard County, Florida. On January 16, 1997, South Brevard Imaging sold its operating assets to Melbourne Resources, Inc. ( See Note 9. )

Method of Accounting
--------------------

The Company utilizes the accrual method of accounting for financial statement reporting. Under this method, revenue is recognized when earned and expenses are recognized when incurred. A significant portion of the Company's gross patient service revenue for the year ended December 31, 1996 is from services rendered to patients covered by Medicare, Medicaid, and managed-care organizations. Payments for services rendered to patients covered by these payors are generally less than standard charges. Provisions for contractual adjustments are made to reduce the standard charges to the contracted reimbursement rate. Final settlements under these programs are subject to administrative review and audit.

Use of Estimates
----------------

The financial statements have been prepared in conformity with generally accepted accounting principals and, as such, include amounts based on informed estimates and judgments of management with consideration given to materiality. Changes in such estimates may affect amounts reported in future periods.

Cash and Cash Equivalents
-------------------------

For purposes of reporting cash flows, cash and cash equivalents include cash on hand, checking accounts, and money market accounts. Such cash equivalents have maturities of less than 90 days. There are no restrictions on future uses of cash or cash equivalents at December 31, 1996.

The Company maintains its cash accounts in a commercial bank located in Titusville, Florida. Accounts at the bank are guaranteed by the Federal Deposit Insurance Corporation (FDIC) up to $100,000, per bank. As of December 31, 1996, there was an uninsured cash balance of $405,689.

Property and Equipment
----------------------

Property and equipment are stated at cost. Depreciation is computed using accelerated and straight-line methods over the estimated useful lives of the assets as follows:

        Leasehold improvements                          7 - 40 years
        Medical and office equipment                    5 - 10 years
        Medical and office furniture and fixtures       5 - 10 years

See independent auditors' report.

                            SOUTH BREVARD IMAGING,
                   A DIVISION OF MELBOURNE NEUROLOGIC, P.A.


NOTES TO FINANCIAL STATEMENTS  - CONTINUED

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

Property and Equipment - Continued
----------------------   ---------

Maintenance and repairs are expensed as incurred; expenditures that enhance the value of property and equipment or extend their useful lives are capitalized. When assets are sold or returned, the cost and related accumulated depreciation are removed from the accounts, and the resulting gain or loss is included in income. Depreciation expense was $47,372 for the year ended December 31, 1996.

Capital
-------

Capital represents the inter-divisional contributed capital and the accumulated retained earnings of the division. The Company is not a separately incorporated entity and is not authorized under state law to issue shares of stock.

Provision for Income Taxes
--------------------------

The Company accounts for income taxes under an asset and liability approach. This approach requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been recognized in the Company's financial statements or tax returns. In estimating future tax consequences, the Company generally considers all expected future events other than enactment of changes in the tax laws or rates.

Concentration of Credit Risk
----------------------------

The Company grants credit without collateral to its patients, most of whom are local residents and are insured under third-party payor agreements. The concentration of credit risk with respect to patient accounts receivables is limited due to the large number of third party payor agreements. The mix of receivables from patients and third-party payors at December 31, 1996 was as follows:

     Medicare                                  31.9 %
     Commercial insurance companies            27.5
     Workers Compensation Fund                 17.7
     Other patients and third party payors     12.3
     Managed Care Organizations                 8.3
     Medicaid                                   2.3
                                            -------
                                              100.0 %
                                            =======

NOTE 2 - INTANGIBLE ASSETS

Loan costs are stated at cost, net of accumulated amortization. The Company is amortizing these items using the straight-line method over a period of five years. Amortization expense was $4,013 for the year ended December 31, 1996.

See independent auditors' report.

                            SOUTH BREVARD IMAGING,
                   A DIVISION OF MELBOURNE NEUROLOGIC, P.A.

                           -------------------------


NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 3 - PATIENT ACCOUNTS RECEIVABLE

Patient service revenue is recorded at the gross amount billed. Since an increasing number of the Company's patients are members of various health maintenance organizations and preferred provider networks, a portion of the gross billings are subject to contractual adjustments. At December 31, 1996, net patient accounts receivable were determined as follows:

     Gross patient accounts receivable                  $  474,536
     Less allowance for contractual adjustments
        and doubtful accounts                            ( 161,266)
                                                        ----------

     Net patient accounts receivable                    $  313,270
                                                        ==========
NOTE 4 - OPERATING LEASES

The Company leases a building from CNS Land Trust, a related party, and equipment from others under operating leases expiring through December 31, 1998. Annual rent expense, paid to CNS Land Trust inclusive of sales tax and pass-through expenses, was $130,316 for the year ended December 31, 1996.

At December 31, 1996, future minimum lease payments were as follows:

Year ending December 31:

     1997                                               $  133,014
     1998                                                  130,316
                                                        ----------

Total minimum operating lease payments                  $  263,330
                                                        ----------

NOTE 5 - LONG-TERM DEBT

Long-term debt at December 31, 1996, consisted of the following:

Note payable to a bank, secured by certain assets
of the Company payable in monthly installments of
$18,301, including interest at a fixed rate of
9.75% per annum, with final payment due on September
6, 1999.                                                $  528,040

Note payable to a former shareholder of Melbourne
Neurologic, P.A., payable in quarterly installments
of $5,589, including interest at a fixed rate of
7.5% per annum.  The note is classified as a current
liability because it became due upon the sale of
the Company's assets. ( See note 9. )                       68,262
                                                        ----------
                                                           596,302
Less current portion                                    (  244,011)
                                                        ----------
                                                        $  352,291
                                                        ==========

See independent auditors' report.

                            SOUTH BREVARD IMAGING,
                   A DIVISION OF MELBOURNE NEUROLOGIC, P.A.


NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 5 - LONG-TERM DEBT - CONTINUED

Maturities of long-term debt in future years are as follows:

Year ending December 31:

     1997                                               $  244,011
     1998                                                  193,770
     1999                                                  158,521
                                                        -----------

     Total maturities                                   $  596,302
                                                        -----------

NOTE 6 - TAXES ON INCOME

Provisions for federal and state income taxes in the statement of income consisted of the following components:

  Current taxes:
     Federal income tax expense                         $  193,373
     State income tax expense                               30,971
                                                        ----------
                Total                                      224,344

  Deferred tax benefits:
     Federal deferred tax benefits                      (   11,173)
     State deferred tax benefits                        (    1,707)
                                                        ----------
                Total                                   (   12,880)
                                                        ----------


  Total provision for income taxes                      $  211,464
                                                        ==========

Deferred income taxes for the year ended December 31, 1996, reflects the net tax effects of the temporary differences between the carrying amounts of assets and the method of accounting used for federal and state income tax purposes. The company uses the cash method of accounting for federal and state income tax purposes.

The sources of the temporary differences and their effect on the net deferred liability at December 31, 1996 are as follows:

     Cash to accrual adjustments                        $   95,219
     Depreciation and amortization                           7,102
                                                        -----------
     Gross deferred tax liability                          102,321

     Vacation accrual                                   (    3,217)
     Deferred tax asset valuation allowance                      -
                                                        -----------

     Gross deferred tax assets                          (    3,217)
                                                        -----------

     Net current deferred liability                     $   99,104
                                                        -----------

Management has not established a valuation allowance for the deferred asset attributed to the vacation accrual timing difference. There has been no change in the valuation allowance during 1996.

See independent auditors' report.

                            SOUTH BREVARD IMAGING,
                   A DIVISION OF MELBOURNE NEUROLOGIC, P.A.

                           -------------------------


NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - TAXES ON INCOME - CONTINUED

Melbourne Neurologic, P.A. allocates the current and deferred tax expense and related liability as if the Company is taxed as a separate legal entity. There are no inter-divisional tax obligations in the financial statements at December 31, 1996. There are no changes in the method of allocating the income tax provisions and related tax assets and liabilities.

The effective tax rate on income before taxes differs from the United States statutory rate. Since Melbourne Neurologic, P.A. is a professional service corporation, the federal statutory rate is 36%. The following summary reconciles taxes at the United States statutory rate with the effective income tax rate for the Company at December 31, 1996:

        Taxes on income at U.S. statutory rate          36.0%

        Increase in taxes resulting from:
          State income taxes net of federal benefit      3.5%
          Other timing differences                       0.5%
                                                     --------
        Taxes on income at effective rate               40.0%
                                                     ========

NOTE 7 - RELATED PARTY TRANSACTIONS

Due from related Party
----------------------

In 1995, the Company advanced Melbourne Neurologic, P.A. $112,000. During 1996, Melbourne Neurologic, P.A. received advances on a portion of the Company's patient receivables and the proceeds from the sale of depreciated assets totaling $103,877. The total amount due from Melbourne Neurologic, P.A. at December 31, 1996 is $215,877. Management has not charged or accrued interest on the advances. These advances were repaid to the Company upon the sale to Melbourne Resources, Inc.

Building Lease
--------------

The Company has signed a lease with CNS Land Trust for the use of a building located at 1317 Oak Street, Melbourne, Florida. The lease expires on December 31, 1998. The lease allows for two additional renewals of five years each at the discretion of the Company.

Management and Collection Fees
------------------------------

Melbourne Neurologic, P.A. provides all management services to the Company. The Company pays a management fee to Melbourne Neurologic, P.A. equal to 20% of net cash collected and a collection fee of 5% of net cash collected. During the year ended December 31, 1996, the Company incurred $531,553 of management and collection fees. Accrued but unpaid management and collection fees to Melbourne Neurologic, P.A. at December 31, 1996 amounted to $49,601.

See independent auditors' report.

                            SOUTH BREVARD IMAGING,
                   A DIVISION OF MELBOURNE NEUROLOGIC, P.A.

                           -------------------------


NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 8 - COMMITMENTS AND CONTINGENCIES

Purchase Commitment
-------------------

The Company has entered into a purchase agreement to buy medical imaging film and other imaging supplies. This agreement calls for the Company to purchase a minimum of $117,463 of film and supplies per year for a five year period. The agreement is expected to expire on May 31, 2000, or when the Company has purchased film and supplies totaling $587,315. If annual volumes rise or fall 20%, the agreement is subject to re-negotiation. The Company received as part of the purchase commitment, diagnostic imaging equipment. The ownership of the equipment was assigned to the Company. The equipment at the date of assignment had a total value of $58,140, which the supplier considers to be a discount off the purchase price of medical imaging film and other imaging supplies. If the agreement is terminated prior to completion, the Company would be obligated to pay the residual value of the equipment determined on a straight-line basis over the term of the contract.

The related accumulated depreciation attributed to the assigned equipment amounted to $33,959 at December 31, 1996. Depreciation expense related to equipment under this purchase commitment was $10,363 for the year ended December 31, 1996. The Company's total purchases under this agreement for 1996 were $115,368, which has been reduced by $12,369; representing amortization of the future purchase price commitment for the equipment received under this agreement.

At December 31, 1996, the future amortization of the purchase price of the diagnostic imaging equipment is as follows:

Year ending December 31:

     1997                                               $   11,628
     1998                                                   11,628
     1999                                                   11,628
     2000                                                    5,990
                                                        ----------
Total purchase price commitment                         $   40,874
Less current portion                                     (  11,628)
                                                        ----------

Long-term purchase price commitment                     $   29,246
                                                        ==========


NOTE 9 - SUBSEQUENT EVENTS

Melbourne Resources, Inc., a subsidiary of Medical Resources, Inc., completed the purchase of certain assets and assumed certain payables and accrued expenses of the Company on January 16, 1997. At that time, a note payable in the amount of $68,262 to a former shareholder of Melbourne Neurologic, P.A. became due and was paid by the Company. Melbourne Resources, Inc., agreed to assume the Company's obligation on a note payable to a bank with a balance of $528,040 at December 31, 1996.

See independent auditors' report.

                      SUPPLEMENTARY FINANCIAL INFORMATION

                            SOUTH BREVARD IMAGING,
                   A DIVISION OF MELBOURNE NEUROLOGIC, P.A.
                       SCHEDULE  I - OPERATING EXPENSES
                         YEAR ENDED DECEMBER 31, 1996

                           -------------------------


OPERATING EXPENSES:
     Advertising                      $ 11,194
     Amortization                        4,013
     Bank charges                          795
     Collection costs                    6,790
     Depreciation                       47,372
     Dues and subscriptions              3,556
     Employee benefits                  67,225
     Employee lease fees               244,722
     Equipment rent                        277
     Film supplies                     115,368
     HCCCB assessment                   25,486
     Housekeeping                        5,350
     Insurance                          22,356
     Legal and accounting               14,997
     Management fees                   531,554
     Medical and lab supplies           92,301
     Medical equipment maintenance     121,617
     Miscellaneous expenses              2,752
     Office supplies                     5,246
     Operating supplies                    856
     Outside storage                     3,988
     Postage                            12,518
     Professional fees                  14,862
     Property taxes                     18,835
     Rent                              130,316
     Repairs                            12,366
     Seminar and educational costs         257
     Uniforms, linen and laundry         1,340
     Utilities and telephone            30,911
     Vehicle and transportation          6,192
                                   -----------

TOTAL OPERATING EXPENSES           $ 1,555,412
                                   ===========


See independent auditors' report.

                        The Magnet of Palm Beach,  Ltd.
                           ( A Limited Partnership )
                         =============================

                         Audited Financial Statements
                       with Independent Auditors' Report
                         Year Ended December 31, 1996

                             Financial Statements

                        THE MAGNET OF PALM BEACH, LTD.
                            (A Limited Partnership)
                               December 31, 1996

                             --------------------

                                   Contents


                                                                   Page
                                                                   ----

Independent Auditors' Report                   .  .  .  .  .  .  .   1

Financial Statements
  Balance Sheet                                .  .  .  .  .  .  .   2
  Statement of Income                          .  .  .  .  .  .  .   3
  Statement of Changes in Partners' Deficit    .  .  .  .  .  .  .   4
  Statement of Cash Flows                      .  .  .  .  .  .  .   5
  Notes to Financial Statements                .  .  .  .  .  .  .   6

Supplementary Financial Information
  Schedule  I - Operating Expenses             .  .  .  .  .  .  .  16

                                                             Mark J. Burger, CPA
                                                            --------------------
                                                              Denise Alpert, CPA


INDEPENDENT AUDITORS' REPORT

To The Board of Directors of
MRI of Palm Beach, Inc., General Partner of
The Magnet of Palm Beach, Ltd.
West Palm Beach, Florida

We have audited the accompanying balance sheet of The Magnet of Palm Beach, Ltd., as of December 31, 1996, and the related statements of income, changes in partners' deficit, and cash flows for the year then ended. These financial statements are the responsibility of The Magnet of Palm Beach, Ltd.'s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Magnet of Palm Beach, Ltd., as of December 31, 1996, and the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying information presented on page 16 is presented for the purpose of additional analysis and is not a required part of the basic financial statements. Such information has been subject to the procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.


                                                /S/ MARK J. BURGER, P.A.
                                                West Palm Beach, Florida
                                                July 25, 1997

                        THE MAGNET OF PALM BEACH, LTD.
                            (A Limited Partnership)
                                 BALANCE SHEET
                               December 31, 1996

                             --------------------

Assets
     Current Assets:
       Cash                                                         $    90,919
       Patient accounts receivable, less allowance for
        contractual adjustments and doubtful
        accounts of $991,594                                          1,099,729
       Other receivables                                                    500
       Medical and office supplies                                       48,721
       Prepaid expenses                                                  40,198
                                                                  -------------
                Total Current Assets                                  1,280,067

     Property and Equipment:
       Medical and computer equipment                                 4,114,967
       Building and land                                              1,133,711
       Leasehold improvements                                           346,584
       Furniture and office equipment                                   130,946
       Signs and security system                                         12,652
                                                                  -------------

                                                                      5,738,860
       Less accumulated depreciation and amortization                (3,860,902)
                                                                  -------------
                Net Property and Equipment                            1,877,958
     Other Assets:
       Deposits                                                         116,047
       Intangible assets, net of
        accumulated amortization of $39,459                              41,356
                                                                  -------------
                Total Other Assets                                      157,403
                                                                  -------------
TOTAL ASSETS                                                        $ 3,315,428
                                                                  -------------
LIABILITIES AND PARTNERS' DEFICIT
     Current Liabilities:
       Accounts payable                                             $    44,975
       Patient refunds payable                                           42,289
       Current portion of capitalized lease obligations                 524,213
       Current portion of long-term debt                                242,681
       Accrued management and radiologist fees                          882,974
       Accrued expenses and payroll taxes                               178,130
                                                                  -------------
                Total Current Liabilities                             1,915,262
     Capitalized Lease Obligations, less current portion                714,003
     Long-Term Debt, less current portion                               886,431
     Partners' Deficit                                                 (200,268)
                                                                  -------------
TOTAL LIABILITIES AND PARTNERS' DEFICIT                             $ 3,315,428
                                                                  =============
See accompanying notes.

                        THE MAGNET OF PALM BEACH, LTD.
                            (A LIMITED PARTNERSHIP)
                              STATEMENT OF INCOME
                         YEAR ENDED DECEMBER 31, 1996

                           -------------------------


Net Patient Service Revenue:
     Gross Patient Service Revenue                                   $7,985,904
      Less allowances and contractual adjustments                    (3,887,278)
                                                                     __________

        Net Patient Service Revenue                                   4,098,626

Operating Expenses                                                    3,773,418
                                                                     __________

        Operating Income                                                325,208

Other Income and (Expenses):
     Interest expense                                                  (285,421)
     Interest income                                                      2,760
     Other income                                                        18,502
                                                                     ----------
        Total Other Expenses                                           (264,159)
                                                                     __________
                Net Income                                              $61,049
                                                                     ==========


See accompanying notes.

                        THE MAGNET OF PALM BEACH, LTD.
                            (A LIMITED PARTNERSHIP)
                   STATEMENT OF CHANGES IN PARTNERS' DEFICIT
                         YEAR ENDED DECEMBER 31, 1996

                          -------------------------


                                   General      Limited
                                   Partner     Partners       Total
                                   -------     --------       -----
Partners' Capital (Deficit)
     as of January 1, 1996        $(604,370)    $343,053    $(261,317)

Net income                           18,315       42,734       61,049
                                ------------   ---------  ------------

Partners' Capital (Deficit)
     as of December 31, 1996      $(586,055)    $385,787    $(200,268)
                                ------------   ---------  ------------



See accompanying notes.

                        THE MAGNET OF PALM BEACH, LTD.
                            (A LIMITED PARTNERSHIP)
                            STATEMENT OF CASH FLOWS
                         YEAR ENDED DECEMBER 31, 1996


Operating Activities
     Net income                                              $   61,049
       Adjustments to reconcile net
        income to net cash provided
        by operating activities:
          Depreciation and amortization                         578,007
     Changes in Operating Assets and Liabilities:
       (Increase) decrease in assets:
          Accounts receivable                                   425,765)
          Prepaid expenses and medical and office supplies      (41,230)
       (Decrease) increase in liabilities:
          Accounts payable and patient refund payable            32,431
          Accrued liabilities                                   472,369
                                                              ----------
                Net Cash Provided by Operating Activities       676,861

Investing Activities
     Acquisition of building and land                        (1,133,711)
     Acquisition of operating equipment                        (133,006)
     Increase in deposits on operating equipment                 (9,741)
                                                              ----------
                Net Cash (Used) in Investing Activities      (1,276,458)

Financing Activities
     Receipt of related party receivable                         55,704
     Additions to short-term notes                              120,239
     Additions to long-term debt                                874,395
     Payment of 1995 partner distributions                     (200,000)
     Repayments of short-term notes                             (13,886)
     Repayments of long-term debt                               (83,718)
     Repayments of capital leases                              (790,179)
     Payment of finance costs related to
      building acquisition                                      (30,556)
                                                              ----------
                Net Cash (Used) by Financing Activities         (68,001)
                                                              ----------
                        Decrease in Cash                       (667,598)
Cash at Beginning of Year                                       758,517
                                                              ----------
Cash at End of Year                                          $   90,919
                                                              ==========

Supplemental Disclosure of Cash Flows Information:
     Cash paid during the year for interest expense          $  283,644
                                                              ==========


See accompanying notes.

                        THE MAGNET OF PALM BEACH, LTD.
                            (A LIMITED PARTNERSHIP)
                         NOTES TO FINANCIAL STATEMENTS
                         YEAR ENDED DECEMBER 31, 1996


NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Magnet of Palm Beach, Ltd. (the "Partnership") is a limited partnership formed to operate a comprehensive diagnostic imaging center located in Palm Beach County, Florida. On March 10, 1997, The Magnet of Palm Beach, Ltd., sold its operating assets to West Palm Beach Resources, Inc. ( See Note 8.)

Method of Accounting
--------------------

The Partnership utilizes the accrual method of accounting for financial statement reporting. Under this method, revenue is recognized when earned and expenses are recognized when incurred. Approximately 87.8% of the gross patient service revenue for the year 1996, relates to services rendered to patients covered by Medicare, Medicaid, and managed care organizations. Payments for services rendered to patients covered by these payors are generally less than standard charges. Provisions for contractual adjustments are made to reduce the standard charges to the contracted reimbursement rate. Final settlements under these programs are subject to administrative review and audit.

Use of Estimates
----------------

The financial statements have been prepared in conformity with generally accepted accounting principals and, as such, include amounts based on informed estimates and judgments of management with consideration given to materiality. Changes in such estimates may affect amounts reported in future periods.

Cash and Cash Equivalents
-------------------------

For purposes of reporting cash flows, cash and cash equivalents include cash on hand, checking accounts, and money market accounts. Such cash equivalents have maturities of less than 90 days. There are no restrictions on future uses of cash or cash equivalents at December 31, 1996.

The Partnership maintains its cash accounts in two commercial banks located in Palm Beach County. Accounts at each bank are guaranteed by the Federal Deposit Insurance Corporation (FDIC) up to $100,000 per bank. There were no uninsured cash balances at December 31, 1996.

Recoverability of Long - Lived Assets
-------------------------------------

In March 1995, Statement of Financial Accounting Standards (SFAS) No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of," was issued. SFAS No. 121 requires that long-lived assets and certain identifiable intangibles to be held and used or disposed of by an entity be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. The Partnership determined that no impairment loss need be recognized for applicable assets of continuing operations.

See independent auditors' report.

                        THE MAGNET OF PALM BEACH, LTD.
                            (A LIMITED PARTNERSHIP)


NOTES TO FINANCIAL STATEMENTS  - CONTINUED

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

Property and Equipment
----------------------

Property and equipment is stated at cost. Depreciation is computed using accelerated and straight-line methods over the estimated useful lives of the assets as follows:

        Building                                39.5 years
        Leasehold improvements               31 - 39 years
        Medical and computer equipment             5 years
        Furniture and office equipment         5 - 7 years
        Signs and security equipment              10 years

Maintenance and repairs are expensed as incurred; expenditures that enhance the value of property and equipment or extend their useful lives are capitalized. When assets are sold, the cost and related accumulated depreciation are removed from the accounts, and the resulting gain or loss is included in income. Depreciation expense was $568,716 for the year ended December 31, 1996.

Concentration of Credit Risk
----------------------------

The Partnership grants credit without collateral to its patients, most of whom are local residents and are insured under third-party payor agreements. The concentration of credit risk with respect to patient accounts receivables is limited due to the large number of third party payor agreements. The mix of receivables from patients and third-party payors at December 31, 1996, was as follows:

        Third party managed-care payors                27.06 %
        Health Options                                 20.13
        Humana Health Plans                            15.22
        Letters of Protections                         11.61
        Commercial insurance and self-pay patients     11.27
        Medicare                                        9.04
        Medicaid                                        5.67
                                                      --------
                                                      100.00 %
                                                      ========




See independent auditors' report.

                        THE MAGNET OF PALM BEACH, LTD.
                            (A LIMITED PARTNERSHIP)


NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

Income Taxes
------------

No provision for income taxes is reflected in the financial statements since the Partnership's taxable income or loss is taxed at the partner level, rather than the partnership level.

The following amounts represent the differences between net book income for financial reporting purposes and net taxable income:

     Net Book Income per Accompanying Financial Statements     $  61,049

     Originating differences
       1996 Allowance for doubtful accounts                       83,653
       Amortization of syndication costs                             181
     Reversing differences
       1995 Allowance for doubtful accounts                    (  50,770)

     Permanent differences
       Non-deductible key man life insurance premium                 788
       Non-deductible entertainment expenses                       1,643
                                                               ----------
     Net Taxable Income                                        $  96,544
                                                               ==========

NOTE 2 - PATIENT ACCOUNTS RECEIVABLE

Patient service revenue is recorded at the gross amount billed. Since a majority of the Partnership's patients are members of various health maintenance organizations and preferred provider networks, a significant portion of the gross billings are subject to contractual adjustments. At December 31, 1996, net patient accounts receivable were determined as follows:

     Gross patient accounts receivable                       $ 2,091,323
     Less:    Contractual adjustments                        (   907,942)
              Allowance for doubtful accounts                (    83,652)
                                                             ------------
     Net patient accounts receivable                         $ 1,099,729
                                                             ============

NOTE 3 - INTANGIBLE ASSETS

Organization, start-up, and finance costs are stated at cost, net of accumulated amortization. The Partnership is amortizing these items over periods ranging from five to fifteen years. Amortization expense was $9,291 for the year ended December 31, 1996.



See independent auditors' report.

                        THE MAGNET OF PALM BEACH, LTD.
                            (A LIMITED PARTNERSHIP)

                             --------------------


NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 4 - OPERATING AND CAPITAL LEASES

Operating Leases
----------------

The Partnership leases equipment and administrative office space from others under operating leases expiring through 2003. Annual rent expense, inclusive of sales tax and pass-through expenses, related to equipment and administrative office space under operating leases was $76,384 for the year ended December 31, 1996.

At December 31, 1996, future minimum lease payments were as follows:

Year ending December 31:
     1997                                             $  70,209
     1998                                                70,209
     1999                                                67,239
     2000                                                66,645
     2001                                                66,645
     Thereafter                                          77,752
                                                       ---------
Total minimum lease payments                          $ 418,699
                                                       =========
Capital Leases
--------------

The Partnership leases equipment and leasehold improvements under capital leases which begin to expire in 1997. The following is an analysis of the leased property under capital leases by major classes:

Classes of Property:
     Medical equipment                               $3,733,204
     Leasehold improvements                             344,821
     Computer equipment                                  88,028
     Office equipment                                    39,870
                                                      ----------
                                                      4,205,923
Less accumulated amortization                        (3,646,948)
                                                      ----------
Adjusted net book value                              $  558,975
                                                      ==========

Amortization expense related to equipment and leaseholds under capital leases was $486,204 for the year ended December 31, 1996.



See independent auditors' report.

                        THE MAGNET OF PALM BEACH, LTD.
                            (A LIMITED PARTNERSHIP)

                             ---------------------

NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 4 - OPERATING AND CAPITAL LEASES

Capital Leases - Continued
--------------------------

At December 31, 1996, the present value of minimum capital lease payments were as follows:

Year ending December 31:

     1997                                            $  635,354
     1998                                               529,532
     1999                                               214,250
     2000                                                19,600
     2001                                                 2,441
                                                      ----------
Total minimum lease payments                          1,401,177
Amount representing interest imputed at 9% - 12%     (  162,961 )
                                                      ----------
Present value of capital lease obligations            1,238,216
Less current portion                                 (  524,213 )
                                                      ----------
                                                     $  714,003
                                                      ==========

NOTE 5 - LONG-TERM DEBT

Long-term debt at December 31, 1996, consisted of the following:

 Installment note payable to Great Southern
 Bank, bearing interest at a rate equivalent
 to the prime rate as published in the Wall
 Street Journal plus 1.50%, or 9.75 percent
 (at December 31, 1996, the prime interest rate
 was 8.25 percent).  The note matures on
 January 1, 1999, and is collateralized by the
 accounts receivable of the Partnership, a
 life insurance policy on the life of Robert A.
 Cooney, M.D., and personal guarantees from certain
 shareholders of MRI of Palm Beach, Inc. (the
 General Partner)                                      $ 96,242

 Installment note payable to the Independent Order
 of Foresters, bearing a fixed interest rate of 8.25%.
 The note matures on February 1, 2011, and is
 collateralized by the land and building located at
 4477 Medical Center Way., West Palm Beach, FL          849,705

 Installment note payable to Nationwide Insurance for
 commercial liability insurance.  There is no stated
 interest rate for this obligation.  The note matures
 on November 11, 1997, when the insurance policy
 expires.                                                18,462


See independent auditors' report.

                        THE MAGNET OF PALM BEACH, LTD.
                            (A LIMITED PARTNERSHIP)

                             ---------------------

NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 5 - LONG-TERM DEBT - CONTINUED

  Note payable to MRI of Palm Beach, Inc., bearing
  interest at 5.5% per annum. Principal and interest
  are due on September 30, 1997. ( See Note 6. )                33,109

  Installment note payable to Great Southern Bank,
  bearing interest at a rate equivalent to the prime
  rate as published in the Wall Street Journal plus
  1.50%, or 9.75 percent ( at December 31, 1996 the
  prime interest rate was 8.25 percent).  The note
  matures on March 2, 1997, and is collateralized by the
  accounts receivable of the Partnership and personal
  guarantees from certain shareholders of MRI of Palm
  Beach, Inc.                                                  100,000

  Installment note payable to Robert A. Cooney, M.D.
  bearing interest at a rate equivalent to the prime
  rate as published in the Wall Street Journal plus 2.00%,
  or 10.25% ( at December 31, 1996 the prime interest rate
  was 8.25 percent).  The note matures on March 30, 2000,
  and is collateralized by equipment.
  ( See Note 6. )                                               31,594
                                                             ---------
                                                             1,129,112
Less current portion                                        (  242,681)
                                                             ---------
                                                            $  886,431
                                                             =========

Maturities of long-term debt for the next five years and after are as follows:

Year ending December 31:

     1997                                                  $   242,681
     1998                                                       93,937
     1999                                                       48,885
     2000                                                       43,811
     2001                                                       45,835
     Thereafter                                                653,963
                                                            ----------
Total maturities                                           $ 1,129,112
                                                            ==========


NOTE 6 - RELATED PARTY TRANSACTIONS

Debt
----

MRI loaned the Partnership $33,109 during 1996. Under the terms of the note, interest accrues at 5.5% per annum. Principal and interest are due on September 30, 1997. Interest expense accrued but unpaid on this note was $1,777 for the year ended December 31, 1996.

See independent auditors' report.

                        THE MAGNET OF PALM BEACH, LTD.
                            (A LIMITED PARTNERSHIP)

                             ---------------------


NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - RELATED PARTY TRANSACTIONS - CONTINUED

Management Fees
---------------

The General Partner, MRI of Palm Beach, Inc. (MRI), provides all management services to the Partnership. The Partnership pays a management fee to MRI equal to 5% of net cash collected. During the year ended December 31, 1996, the Partnership incurred $242,581 of management fees. Accrued, but unpaid management fees to MRI at December 31, 1996 amounted to $337,577.

On September 25, 1996, the shareholders of MRI elected Patricia Cooney Sweeney the sole director of MRI, replacing Robert A. Cooney, M.D. As sole director of the MRI board, Patricia Cooney Sweeney elected herself president and secretary, and MRI shareholder Joseph F. Cooney, vice president and treasurer.

Radiologist Fees
----------------

In 1996, the Partnership accrued $509,558 for radiology fees to Robert A. Cooney, M.D., P.A. which represent 15 percent of the net cash collected by the Partnership during 1996. In addition, the Partnership estimated and accrued fees of $65,602 related to services rendered by Robert A. Cooney, M.D., P.A. which have been billed by the Partnership, but have not been collected during the year ended December 31, 1996. The Partnership paid $515,718 of the accrued radiologist fees to Robert A. Cooney, M.D., P.A. during 1996.

Accrued, but unpaid radiologist fees due to Robert A. Cooney, M.D., P.A. at December 31, 1996, amounted to $392,108. Management disputes that these amounts are due and owing to Robert A. Cooney, M.D. and Robert A. Cooney, M.D., P.A. ( See Note 7 )

On October 16, 1996, Robert A. Cooney, M.D. and Robert A. Cooney, M.D., P.A. resigned from providing radiology services to the Partnership. An unrelated party provided radiology services to the Partnership from October 16, 1996 to December 31, 1996.

Related Party Note Payable
--------------------------

On March 30, 1995, Robert A. Cooney, M.D. borrowed $50,000 from Palm Beach National Bank and Trust Company to secure financing for equipment currently being utilized by the partnership. The loan matures on March 30, 2000. The note bears a variable interest rate which is equal to 2.0 percentage points above the prime rate of Large U.S. Money Center Commercial Banks as published in The Wall Street Journal. Dr. Cooney simultaneously executed an agreement with the Partnership mirroring his agreement with Palm Beach National Bank and Trust Company. Interest expense paid on this note for 1996 was $3,523.


See independent auditors' report.

                        THE MAGNET OF PALM BEACH, LTD.
                            (A LIMITED PARTNERSHIP)

                             ---------------------

NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - COMMITMENTS AND CONTINGENCIES

Letters of Credit
-----------------
The Partnership has an outstanding irrevocable standby letter of credit with Great Southern Bank in the amount of $144,220. This letter of credit, which expires on December 1, 1997, is collateral for the Partnership's obligations to third parties for security deposits and future rent payments under capital leases. The callable promissory notes described below and the accounts receivable of the Partnership serve as collateral for this standby letter of credit.

Litigation
----------
Robert A. Cooney M.D., and Robert A. Cooney, M.D., P.A., (the " Plaintiffs ") filed a complaint on November 4, 1996 against the Partnership for damages asserting breach of an open account, breach of contract, breach of a contract implied in fact, and breach of a contract implied in law. Each of the Plaintiffs' counts is premised upon a purported agreement between the Plaintiffs and the Partnership, wherein it is alleged the parties agreed that Robert A. Cooney, M.D., P.A. through Robert A. Cooney, M.D. would provide radiology services to the Partnership, in exchange for payment varying from 15 percent to 20 percent of net fees collected by the Partnership. The Plaintiffs allege that the Partnership has failed to make the agreed upon payments. In addition to the fees set forth in Note 6 herein, the Plaintiffs are seeking to recover an additional sum of approximately $192,000. This amount represents the difference in the rate used to calculate the radiology fees in these financial statements and the 20 percent rate asserted by the Plaintiffs. Management has not accrued any of the additional fees stated above in these financial statements. The Partnership has filed a counter claim. In its suit, management is disputing that any fees are due and owing Robert A. Cooney, M.D. or Robert A. Cooney, M.D., P.A. Since the partnership is vigorously defending itself, and, since it is too early to determine the outcome of this matter, no additional amounts have been accrued in these financial statements.

The accompanying balance sheet reflects a deposit made on July 9, 1996, in the amount of $13,780 related to a disputed purchase contract for CT equipment worth approximately $130,000, plus a three year service contract at an annual cost of $104,000. The vendor has filed a suit to enforce the purchase contract. Delivery of the equipment has not been made. The ultimate amount of the obligation, if any, to the Partnership is not known at present.

Callable Promissory Notes
-------------------------
During the year, certain limited partners executed promissory notes to the Partnership to serve as collateral for the irrevocable standby letter of credit referenced above. The notes are callable by the Partnership. If the Partnership is required to call these notes, the notes will bear interest at an annual interest rate of 18 percent. As of December 31, 1996, no amounts are due as the partnership has not called these notes.

See independent auditors' report.

                        THE MAGNET OF PALM BEACH, LTD.
                            (A Limited Partnership)

NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - COMMITMENTS AND CONTINGENCIES - CONTINUED

Purchase Commitment
-------------------

The Partnership has entered into a purchase agreement to buy medical imaging film. This agreement calls for the Partnership to purchase a minimum of $105,000 of film per year for a five-year period. The agreement is expected to expire on March 16, 1998. The Partnership must reach at least 80% of their film purchase commitment in any year of the agreement, otherwise the agreement is subject to renegotiation. The Partnership received as part of the purchase commitment, diagnostic imaging equipment. Ownership of the equipment transfers to the Partnership upon completion of the commitment. At the date the agreement was signed, the equipment had a total value of $124,500. If the agreement is terminated prior to completion, title to the equipment does not transfer to the Partnership.

NOTE 8 - SUBSEQUENT EVENTS

On March 10, 1997, the Partnership completed a transaction to sell substantially all of its net assets to West Palm Resources, Inc., a subsidiary of Medical Resources, Inc. The purchase included the patient accounts receivable and the assumption of certain payables and accrued expenses, including of $158,616 of the accrued radiology fees. The purchaser also assumed substantially all capital leases and debt.



See independent auditors' report.

                      SUPPLEMENTARY FINANCIAL INFORMATION

                        THE MAGNET OF PALM BEACH, LTD.
                            (A LIMITED PARTNERSHIP)
                       SCHEDULE  I - OPERATING EXPENSES
                         YEAR ENDED DECEMBER 31, 1996

                           -------------------------


OPERATING EXPENSES:
     Advertising                       $ 39,855
     Amortization                         9,291
     Bad debts                           32,883
     Bank charges                         1,904
     Casual labor                        15,227
     Collection costs                     5,322
     Contributions                        2,361
     Depreciation                       568,716
     Dues and subscriptions               1,124
     Electronic claim fees               12,113
     Employee benefits                   45,882
     Entertainment                       16,580
     Film supplies                      122,107
     Insurance                           15,933
     Key man insurance                      788
     Licenses and taxes                 127,095
     Line of credit bank charges          4,200
     Maintenance contracts              344,248
     Management fees                    242,581
     Medical supplies                   126,363
     Miscellaneous expenses              10,055
     Office supplies                     50,793
     Operating supplies                   1,470
     Payroll taxes                       64,939
     Postage                             14,378
     Professional fees                  820,049
     Real Estate Taxes                   12,735
     Rent                                83,000
     Repairs                             21,332
     Salaries                           851,770
     Seminar and educational costs       11,347
     Travel                               1,370
     Uniforms                               493
     Utilities and telephone             91,000
     Workers compensation insurance       4,114
                                     ----------
TOTAL OPERATING EXPENSES             $3,773,418
                                     ==========

See independent auditors' report.

                         Accessible MRI of Montgomery
                                 County, Inc.


                     ====================================
                             Financial Statements

                              September 30, 1996

                   ACCESSIBLE MRI OF MONTGOMERY COUNTY, INC.
                             FINANCIAL STATEMENTS
                              SEPTEMBER 30, 1996


                                   CONTENTS
                                   --------


                                                             Page
                                                             ----

Independent Auditors' Report        .  .  .  .  .  .  .       1

  Balance Sheet                     .  .  .  .  .  .  .       2

  Statement of Operations           .  .  .  .  .  .  .       3

  Statement of Retained Earnings    .  .  .  .  .  .  .       4

  Statement of Cash Flows           .  .  .  .  .  .  .       5

  Notes to Financial Statements     .  .  .  .  .  .  .  6 - 11

                         Independent Auditors' Report

To the Board of Directors and Stockholders of Accessible MRI of Montgomery County, Inc.

We have audited the accompanying Balance Sheet of Accessible MRI of Montgomery County, Inc. (an S corporation) as of September 30, 1996, and the related Statements of Operations, Retained Earnings and Cash Flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and the significant estimates made by management as well as evaluating the overall presentation of the financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Accessible MRI of Montgomery County, Inc. as of September 30, 1996 and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.



/s/ Ellin & Tucker, Chartered
Certified Public Accountants
Baltimore, Maryland
August 6, 1997

                   ACCESSIBLE MRI OF MONTGOMERY COUNTY, INC.
                                 BALANCE SHEET
                              September 30, 1996
                                    ASSETS
                                    ------

   CURRENT ASSETS:
   --------------
     Cash and Cash Equivalents                                 $  186,566
     Patient Receivables, Net of Allowance
       for Doubtful Accounts of $310,000                          446,367
     Due from Affiliate                                            46,204
     Prepaid Expenses and Other Current Assets                     14,348
                                                               ----------
                Total Current Assets                              693,485
                                                               ----------
   PROPERTY AND EQUIPMENT:
   ----------------------
     Property and Equipment, at Cost, Net
      of Accumulated Depreciation (Notes 2 and 3)                 206,483
     Equipment Held Under Capital Leases,
      Net of Accumulated Amortization (Note 4)                    797,333
                                                               ----------

                Property and Equipment - Net                    1,003,816
                                                               ----------
   OTHER ASSETS:
   ------------
     Organizational Costs, Net of Accumulated
      Amortization of $9,903                                          707
     Deferred Lease Costs, Net of Accumulated
      Amortization of $8,236                                        4,189
     Deferred Start-up Costs, Net of
      Accumulated Amortization of $19,600                           1,400
     Deposits                                                      36,314
                                                               ----------
                Total Other Assets                                 42,610
                                                               ----------

Total Assets                                                   $1,739,911
                                                               ==========

                     LIABILITIES AND STOCKHOLDERS' EQUITY
                     ------------------------------------

   CURRENT LIABILITIES:
   -------------------
     Accounts Payable and Accrued Expenses                     $   93,333
     Current Maturities of Long-Term Debt (Note 3)                 73,649
     Current Maturities of Obligations
       Under Capital Leases (Note 4)                              160,570
                                                               ----------
                Total Current Liabilities                         327,552

     DEFERRED RENT                                                  6,618

     LONG TERM DEBT (Note 3)                                       60,950

     OBLIGATIONS UNDER CAPITAL LEASES (Note 4)                    864,693
                                                               ----------
Total Liabilities                                               1,259,813
                                                               ----------
   COMMITMENTS (Note 5)

   STOCKHOLDERS' EQUITY:
   --------------------
     Common Stock; $.01 Par Value, 5,000 Share Authorized;
      3,185 Shares Issued and Outstanding                              32
     Additional Paid-in Capital                                    85,023
     Retained Earnings                                            395,043
                                                               ----------
                Total Stockholders' Equity                        480,098
                                                               ----------
Total Liabilities and Stockholders' Equity                     $1,739,911
                                                               ==========
           (See Independent Auditors' Report and Accompanying Notes)

                   ACCESSIBLE MRI OF MONTGOMERY COUNTY, INC.
                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED SEPTEMBER 30, 1996


     Patient Service Fees                                   $ 2,122,380
     LESS:  Adjustments                                         463,841
                                                            -----------
                Net Patient Service Revenue                   1,658,539
                                                            -----------
DIRECT EXPENSES:
---------------
     Salaries - Technician                                       72,902
     Radiologist Fees                                           121,125
     Medical Supplies                                            90,141
     Laundry and Linen                                            2,308
     Depreciation                                               152,567
     Nurses' Services                                             7,364
                                                            -----------
                Total Direct Expenses                           446,407
                                                            -----------

                Gross Profit                                  1,212,132

OPERATING EXPENSES                                            1,083,084
                                                            -----------
                Income from Operations                          129,048

OTHER INCOME, NET                                                40,591

GAIN ON SALE OF EQUIPMENT                                        71,660

INTEREST EXPENSE                                                (98,313)
                                                            -----------

Net Income                                                 $    142,986
                                                            ===========

           (See Independent Auditors' Report and Accompanying Notes)

                   ACCESSIBLE MRI OF MONTGOMERY COUNTY, INC.
                        STATEMENT OF RETAINED EARNINGS
                     FOR THE YEAR ENDED SEPTEMBER 30, 1996


RETAINED EARNINGS - BEGINNING OF YEAR                   $ 252,057

     Net Income                                           142,986
                                                       ----------

RETAINED EARNINGS - END OF YEAR                         $ 395,043
                                                       ==========





           (See Independent Auditors' Report and Accompanying Notes)

                   ACCESSIBLE MRI OF MONTGOMERY COUNTY, INC.
                            STATEMENT OF CASH FLOWS
                     FOR THE YEAR ENDED SEPTEMBER 30, 1996

OPERATING ACTIVITIES:
--------------------
     Net income                                           $ 142,986
       Adjustments to reconcile net income to
        net cash provided by operating activities:
          Gain on Sale of Equipment                         (71,660)
          Depreciation and amortization                     188,157
          Increase in Patient Receivables                   (21,859)
          Decrease in Other Current Assets                   12,230
          Increase in Deposits                              (11,314)
          Increase in Accounts Payable and Accrued
           Expenses                                          52,696
          Decrease in Deferred Rent                          (1,765)
                                                          ---------

                Net Cash Provided by Operating
                 Activities                                 289,471
                                                          ---------

INVESTING ACTIVITIES:
--------------------
     Purchases of Equipment                                (124,798)
     Net Repayments of Advances to Affiliate                 24,739
     Proceeds from Sale of Equipment                        275,000
                                                          ---------

                Net Cash Provided by Investing
                 Activities                                 174,941
                                                          ---------

FINANCING ACTIVITIES:
--------------------
     Lease Costs Paid                                        (3,153)
     Principal Repayments of Long-Term Debt                 (49,923)
     Principal Repayments of Capital Lease Obligations     (469,034)
     Proceeds from Long-Term Debt                           208,723
                                                          ---------

                Net Cash Used in Financing Activities      (313,387)
                                                          ---------

                        Net Increase in Cash
                         and Cash Equivalents               151,025

CASH AND CASH EQUIVALENTS - BEGINNING OF YEAR                35,541
                                                          ---------
CASH AND CASH EQUIVALENTS - END OF YEAR                   $ 186,566
                                                          =========


           (See Independent Auditors' Report and Accompanying Notes)

                   ACCESSIBLE MRI OF MONTGOMERY COUNTY, INC.
                         NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
   ------------------------------------------

   The Company provides magnetic resonance imaging services to patients from the Washington, D.C. metropolitan area. Services are billed to patients or their health insurance providers, and patient receivables are stated at the amounts that the Company expects to collect after applicable adjustments.

   Use of Estimates
   ----------------

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   Cash and Cash Equivalents
   -------------------------

   The Company maintains its cash in bank deposit accounts which, at times, may exceed federally insured limits. The Company believes it is not exposed to any significant credit risk on cash and cash equivalents.

   The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.

   Property and Equipment
   ----------------------

   Property and Equipment are stated at cost. Depreciation is calculated using straight-line and accelerated methods over the estimated useful lives of the related assets. Depreciation expense for the year ended September 30, 1996 was $179,947.



                      (See Independent Auditors' Report.)

                   ACCESSIBLE MRI OF MONTGOMERY COUNTY, INC.
                   NOTES TO FINANCIAL STATEMENTS, CONTINUED

   Advertising
   -----------

   The Company expenses advertising costs as incurred. The total amount charged to advertising expense during the year ended September 30, 1996 was $189,530.

   Amortization
   ------------

   Organizational costs and deferred start-up costs are being amortized using the straight-line method over five years.

   Deferred lease costs are being amortized using the straight-line method over the terms of the related leases.

   Income Taxes
   ------------

   The Company has elected to be treated as an S corporation for income tax purposes. Consequently, income taxes have not been provided as the tax effects of company activities are included in the individual income tax returns of its stockholders.

2. PROPERTY AND EQUIPMENT
   ----------------------

   Property and equipment at September 30, 1996 consisted of the following:

   Leasehold Improvements                               $ 206,696
   Furniture and Fixtures                                  23,601
   Office Equipment                                        57,872
   Auto                                                    12,492
                                                        ---------
                                                          300,661
   Less:    Accumulated Depreciation                       94,178
                                                        ---------
   Property and Equipment- Net                          $ 206,483
                                                        =========




                      (See Independent Auditors' Report.)

                   ACCESSIBLE MRI OF MONTGOMERY COUNTY, INC.
                   NOTES TO FINANCIAL STATEMENTS, CONTINUED

3. LONG-TERM DEBT
   --------------

   Long-term debt at September 30, 1996 consisted of the following:

   Finance Company; monthly installments of
    $1,934 including interest at 12% until 1998;
    guaranteed by the Company's stockholders              $    30,165
   Finance Company; monthly installments of
    $5,138 including interest at 11% until 1998;
    collateralized by equipment; guaranteed by
    the Company's stockholders                                104,434
                                                          -----------
                                                              134,599
   Less:  Current Maturities                                   73,649

          Long-Term Debt                                  $    60,950
                                                          ===========

   Long-term debt at September 30, 1996 matures as follows:

   Year Ending September 30, 1997                         $    73,649
                             1998                              60,950
4. CAPITAL LEASES
   --------------

   The Company is leasing equipment under capital leases that expire in 1997 and 2001. Equipment held under the capital leases at September 30, 1996 consisted of the following:


   Equipment                                              $   872,000
   Less:  Accumulated Depreciation                             74,667
                                                          -----------

     Equipment Held Under Capital Leases-Net              $   797,333
                                                          ===========


                      (See Independent Auditors' Report.)

                   ACCESSIBLE MRI OF MONTGOMERY COUNTY, INC.
                   NOTES TO FINANCIAL STATEMENTS, CONTINUED



Minimum future lease payments under these leases as of September 30, 1996 are as follows:


Year Ending September 30,  1997                   $  236,068
                           1998                      260,892
                           1999                      260,892
                           2000                      260,892
                           2001                      217,410
                                                 -----------
 Total Minimum Lease Payments                      1,236,154

Less:   Amount Representing Interest                 210,891
                                                 -----------
  Present Value of Net Minimum Lease Payments     $1,025,263
                                                 ===========

Payments are guaranteed by the Company's stockholders.



The Company and its affiliate (Note 7) have an agreement with their primary medical imaging film manufacturer under which 15% discounts on all purchases of the manufacturer's product are credited to an account maintained by the manufacturer on behalf of the Company and its affiliate. The manufacturer makes certain capital lease payments on behalf of the company and its affiliate from the funds credited to this account. Amounts credited to this account are recorded as reductions of medical supplies expense by the Company and its affiliate. During the year ended September 30, 1996, purchase discounts of $29,564 were credited to this account and capital lease payments of $30,757 were charged to the account, $15,221 of which were capital lease payments made on behalf of the Company and $15,536 of which were capital lease payments made on behalf of the affiliate. The balance in the account at September 30, 1996 was $3,816.



                      (See Independent Auditors' Report.)

                   ACCESSIBLE MRI OF MONTGOMERY COUNTY, INC.
                   NOTES TO FINANCIAL STATEMENTS,  CONTINUED


5. COMMITMENTS
   -----------

   The Company is leasing office and storage space in Silver Spring, Maryland under operating leases expiring in the year 2002. The office lease is guaranteed by a stockholder.

   Minimum future rentals under the leases are as follows:

   Year Ending September 30, 1997          $ 66,355
                             1998            66,796
                             1999            68,798
                             2000            70,861
                             2001            72,985
                             2002            51,474
                                           --------
        Total Minimum Future Rentals                  $397,269
                                                      ========

  Rent expense for the year ended September 30, 1996 was $58,599.

  The Company has contracts with various insurance providers under which agreed-upon amounts must be accepted as payment in full for patient services.

  The Company and its affiliate (Note 7) have various contracts for advertising which commit the Company and its affiliate to a minimum of $202,000 in advertising during 1997.

  The Company and its affiliate (Note 7) have employment contracts with two individuals which commit the Company and its affiliate to annual base salaries of $275,000 plus incentive payments based on numbers of patients serviced. The contracts expire in 1997.

  The Company has an employment contract with another individual which commits the Company to an annual base salary of $30,000 plus incentive payments based on numbers of patients serviced. The contract expires in 1997.



                      (See Independent Auditors' Report.)

                   ACCESSIBLE MRI OF MONTGOMERY COUNTY, INC.
                   NOTES TO FINANCIAL STATEMENTS, CONTINUED

6.  RETIREMENT PLAN
    ---------------

    The Company has a 401(k) profit sharing plan covering all employees meeting minimum service and age requirements. The Company matches 50% of the first 6% of participant contributions. Contributions made by the Company for the year ended September 30, 1996 were $4,024.

7.  RELATED PARTY TRANSACTIONS
    --------------------------

    Another magnetic imaging service center which is affiliated with the Company through common ownership provides certain administrative services to the Company. Amounts due from the affiliate result from advances to the affiliate net of reimbursements for services.

    General and administrative expenses include $25,204 in charges for services rendered by the affiliate during the year ended September 30, 1996.

    The Company has guaranteed up to $40,000 of the affiliate's debt to a finance company.

    The Company has leased office space from one of its stockholders for $2,000 per month through March 2002 (Note 5). Rent expense under the lease was $18,000 for the year ended September 30, 1996.

8.  SUPPLEMENTARY CASH FLOW INFORMATION
    -----------------------------------

    Cash payments during the year ended September 30,1996 included interest of $98,313.

    Capital lease obligations of $815,000 were incurred during the year ended September 30, 1996 when the Company entered into an equipment lease.

9.  SUBSEQUENT EVENT
    ----------------

    The Company and its affiliate (Note 7) entered into an agreement to sell substantially all of their assets in May 1997. As consideration for the sale, the Company and its affiliate received $2,828,872 in cash and $1,500,000 in the purchaser's common stock, and the purchaser assumed all debt (Note 3), capital lease obligations (Note 4) and commitments (Note 5) of the Company and its affiliate.



                      (See Independent Auditors' Report.)

                Accessible MRI of Baltimore
                County, Inc.

                ======================================
                September 30, 1996

                   ACCESSIBLE MRI OF BALTIMORE COUNTY, INC.
                             FINANCIAL STATEMENTS
                              SEPTEMBER 30, 1996



                                   CONTENTS
                                   --------

                                                              Page
                                                              ----
Independent Auditors' Report          .  .  .  .  .  .  .       1

 Balance Sheet                        .  .  .  .  .  .  .       2

 Statement of Operations              .  .  .  .  .  .  .       3

 Statement of Accumulated Deficit     .  .  .  .  .  .  .       4

 Statement of Cash Flows              .  .  .  .  .  .  .       5

 Notes to Financial Statements        .  .  .  .  .  .  .  6 - 11

                         INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholders of Accessible MRI of Baltimore County, Inc.

We have audited the accompanying Balance Sheet of Accessible MRI of Baltimore County, Inc. (an S corporation) as of September 30, 1996, and the related Statements of Operations, Retained Earnings and Cash Flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and the significant estimates made by management as well as evaluating the overall presentation of the financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Accessible MRI of Baltimore County, Inc. as of September 30, 1996 and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.



/s/ Ellin & Tucker, Chartered
Certified Public Accountants
Baltimore, Maryland
August 6, 1997

                   ACCESSIBLE MRI OF BALTIMORE COUNTY, INC.
                                 BALANCE SHEET
                              September 30, 1996
                                    ASSETS
                                    ------
  CURRENT ASSETS:
  --------------
     Cash and Cash Equivalents                     $   121,619
     Patient Receivables, Net of Allowance
      for Doubtful Accounts of $210,000                408,439
     Due from Stockholders                               9,321
     Other Current Assets                               13,033
                                                    -----------

                Total Current Assets                   552,412
                                                    -----------

  PROPERTY AND EQUIPMENT:
  ----------------------
     Property and Equipment, at Cost, Net
      of Accumulated Depreciation (Notes 2 and 3)      225,041
     Equipment Held Under Capital Leases,
      Net of Accumulated Amortization (Note 4)       1,112,612
                                                    -----------

                Property and Equipment - Net         1,337,653
                                                    -----------


  OTHER ASSETS:
  ------------
     Lease Acquisition Costs, Net of
       Accumulated Amortization of $6,980                7,634
     Deposits                                           52,880
                                                    -----------

                Total Other Assets                      60,514
                                                    -----------

Total Assets                                       $ 1,950,579
                                                    ===========

                     LIABILITIES AND STOCKHOLDERS' EQUITY
                     ------------------------------------

  CURRENT LIABILITIES:
  -------------------
     Accounts Payable and Accrued Expenses         $   188,450
     Current Maturities of Long-Term Debt (Note 3)     106,558
     Current Maturities of Obligations
       Under Capital Leases (Note 4)                   241,852
     Due to Affiliate (Note 7)                          46,204
                                                    -----------

                Total Current Liabilities              583,064

     DEFERRED RENT                                      30,747

     LONG TERM DEBT (Note 3)                           241,318

     OBLIGATIONS UNDER CAPITAL LEASES (Note 4)       1,069,143
                                                    -----------
                Total Liabilities                    1,924,272
                                                    -----------

COMMITMENTS (Note 5)

  STOCKHOLDERS' EQUITY:
  --------------------
     Common Stock; $.01 Par Value, 5,000 Share
      Authorized;
       115 Shares Issued and Outstanding                     1
     Additional Paid-in Capital                         32,409
     Accumulated Deficit                                (6,103)
                                                    -----------

     Total Stockholders' Equity                         26,307
                                                    -----------


Total Liabilities and Stockholders' Equity         $ 1,950,579
                                                    ===========

           (See Independent Auditors' Report and Accompanying Notes)

                   ACCESSIBLE MRI OF BALTIMORE COUNTY, INC.
                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED SEPTEMBER 30, 1996


     Patient Service Fees                          $  2,687,928
     LESS:  Adjustments                                 796,022
                                                   -------------

                Net Patient Service Revenue           1,891,906
                                                   -------------

DIRECT EXPENSES:
---------------
     Salaries - Technician                               83,204
     Radiologist Fees                                   145,175
     Medical Supplies                                   120,780
     Laundry and Linen                                    3,212
     Depreciation                                       166,975
     Courier Service                                      1,504
     Nurses' Services                                    14,665
                                                   -------------
       Total Direct Expenses                            535,515
                                                   -------------
                Gross Profit                          1,356,391

GENERAL AND ADMINISTRATIVE EXPENSES                   1,163,365
                                                   -------------
                Income from Operations                  193,026

INTEREST EXPENSE                                        112,028

LOSS ON SALE OF EQUIPMENT                                15,804

OTHER EXPENSE, NET                                       39,220
                                                   -------------

Net Income                                        $      25,974
                                                   =============


           (See Independent Auditors' Report and Accompanying Notes)

                   ACCESSIBLE MRI OF BALTIMORE COUNTY, INC.
                       STATEMENT OF ACCUMULATED DEFICIT
                     FOR THE YEAR ENDED SEPTEMBER 30, 1996


ACCUMULATED DEFICIT  - BEGINNING OF YEAR              $ (32,077)

     Net Income                                          25,974
                                                      ----------

ACCUMULATED DEFICIT  - END OF YEAR                    $  (6,103)
                                                      ==========


           (See Independent Auditors' Report and Accompanying Notes)

                   ACCESSIBLE MRI OF BALTIMORE COUNTY, INC.
                            STATEMENT OF CASH FLOWS
                     FOR THE YEAR ENDED SEPTEMBER 30, 1996

OPERATING ACTIVITIES:
--------------------
     Net income                                           $  25,974
       Adjustments to reconcile net income to
        net cash provided by operating activities:
          Loss on Sale of Equipment                          15,804
          Depreciation and amortization                     187,460
          Increase in Patient Receivables                  (163,952)
          Decrease in Other Current Assets                    5,945
          Decrease in Deposits                              147,566
          Increase in Accounts Payable and Accrued
           Expenses                                          49,403
          Decrease in Deferred Rent                          (4,081)
                                                           ---------

          Net Cash Provided by Operating Activities         264,119
                                                           ---------

INVESTING ACTIVITIES:
--------------------
     Purchases of Equipment                                 (73,501)
     Proceeds from Sale of Equipment                         15,000
                                                           ---------


           Net Cash (Used) in Investing Activities          (58,501)
                                                           ---------

FINANCING ACTIVITIES:
--------------------
     Proceeds from Long-Term Debt                            95,803
     Repayment of Note to Officer                           (50,000)
     Principal Repayments of Long-Term Debt                 (86,701)
     Principal Repayments of Capital Lease Obligations      (80,008)
     Net Repayments of Advance from Affiliate               (24,739)
                                                           ---------

          Net Cash (Used) in Financing Activities          (145,645)
                                                           ---------
          Net Increase (Decrease) in Cash and
           Cash Equivalents                                  59,973

CASH AND CASH EQUIVALENTS - BEGINNING OF YEAR                61,646
                                                           ---------

CASH AND CASH EQUIVALENTS - END OF YEAR                   $ 121,619
                                                           ---------

           (See Independent Auditors' Report and Accompanying Notes)

                   ACCESSIBLE MRI OF BALTIMORE COUNTY, INC.
                         NOTES TO FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
    ------------------------------------------

The Company provides magnetic resonance imaging services to patients from the Baltimore metropolitan area. Services are billed to patients or their health insurance providers, and patient receivables are stated at the amounts that the Company expects to collect after applicable adjustments.

Use of Estimates
----------------

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents
-------------------------

The Company maintains its cash in bank deposit accounts which, at times, may exceed federally insured limits. The Company believes it is not exposed to any significant credit risk on cash and cash equivalents.

The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.

Property and Equipment
----------------------

Property and Equipment are stated at cost. Depreciation is calculated using straight- line and accelerated methods over the estimated useful lives of the related assets. Depreciation expense for the year ended September 30, 1996 was $184,955.




                      (See Independent Auditors' Report)

                   ACCESSIBLE MRI OF BALTIMORE COUNTY, INC.
                   NOTES TO FINANCIAL STATEMENTS, CONTINUED

Advertising
-----------

The Company expenses advertising costs as incurred. The total amount charged to advertising expense during the year ended September 30, 1996 was $270,162.

Amortization
------------

Lease acquisition costs are being amortized using the straight-line method over the terms of the related leases.

Other Expenses
--------------

Other expenses for the year ended September 30, 1996 include $57,500 charged to expense when an equipment deposit was surrendered pursuant to a lease agreement which the Company terminated.

Income Taxes
------------

The Company has elected to be treated as an S corporation for income tax purposes. Consequently, income taxes have not been provided as the tax effects of company activities are included in the individual income tax returns of its stockholders.

2. PROPERTY AND EQUIPMENT
   ----------------------
Property and equipment at September 30, 1996 consisted of the following:

     Leasehold Improvements                            $ 199,756
     Furniture and Fixtures                               37,872
     Office Equipment                                     79,633
                                                        ---------
                                                         317,261
Less: Accumulated Depreciation                            92,220
                                                        ---------

     Property and Equipment - Net                      $ 225,041
                                                        =========


                      (See Independent Auditors' Report)

                   ACCESSIBLE MRI OF BALTIMORE COUNTY, INC.
                   NOTES TO FINANCIAL STATEMENTS, CONTINUED

3.  LONG-TERM DEBT
    --------------
Long-term debt at September 30, 1996 consisted of the following:

     Finance Company; monthly installments of
       $4,899 including interest at 9.9% until 1999;
       collateralized by equipment and patient
       receivables; guaranteed by the Company's
       stockholders; $40,000 guaranteed by the
       Company's affiliate (Note 7)                             $   148,420
     Finance Company; monthly installments of
       $5,300 including interest at 9.9% until 1999;
       collaterized by equipment and patient
       receivables; guaranteed by the Company's
       stockholders                                                 164,482
     Finance Company; monthly installments of $1,154
       including interest at 9.9% until 1999;
       collaterized by equipment; guaranteed by the
       Company's stockholders                                        34,974
                                                                 ----------
                                                                    347,876
     Less: Current Maturities                                       106,558
                                                                 ----------

       Long-Term Debt                                           $   241,318
                                                                 ==========



Long-term debt at September 30, 1996 matures as follows:

Year Ending September 30,   1997             $  106,558
                            1998                117,595
                            1999                123,723



                      (See Independent Auditors' Report)

                   ACCESSIBLE MRI OF BALTIMORE COUNTY, INC.
                   NOTES TO FINANCIAL STATEMENTS, CONTINUED

4. CAPITAL LEASES
   --------------

   The Company is leasing equipment under capital leases that expire in 2000 and 2001. Equipment held under the capital leases at September 30, 1996 consisted of the following:

   Equipment                                                    $ 1,285,900
   Less: Accumulated Depreciation                                   173,288
                                                                -----------

       Equipment Held Under Capital Leases - Net                $ 1,112,612
                                                                ===========


Minimum future lease payments under these leases as of September 30, 1996 are as follows:


Year Ending September 30,       1997                    $  347,862
                                1998                       362,436
                                1999                       362,436
                                2000                       359,865
                                2001                       153,426
                                                        ----------
  Total Minimum Lease Payments                           1,586,025

Less: Amount Representing Interest                         275,030
                                                        ----------
   Present Value of Net Minimum Lease Payments          $1,310,995
                                                        ==========


Payments are guaranteed by the Company's stockholders.

The Company and its affiliate (Note 7) have an agreement with their primary medical imaging film manufacturer under which 15% discounts on all purchases of the manufacturer's product are credited to an account maintained by the manufacturer on behalf of the Company and its affiliate. The manufacturer makes certain capital lease payments on behalf of the Company and its affiliate from the funds credited to this account. Amounts credited to this account are recorded as reductions of medical supplies expense by the Company and its affiliate. During the year ended September 30, 1996, purchase discounts of $29,564 were credited to this account and capital lease payments of $30,757 were charged to the account, $15,536 of which were capital lease payments made on behalf of the Company and $15,221 of which were capital lease payments made on behalf of the affiliate. The balance in the account as of September 30, 1996 was $3,816.

                      (See Independent Auditors' Report)

                   ACCESSIBLE MRI OF BALTIMORE COUNTY, INC.
                   NOTES TO FINANCIAL STATEMENTS, CONTINUED

5.  COMMITMENTS
    -----------

The Company is leasing office and storage space in Towson, Maryland under operating leases expiring in the year 2000. The office lease is guaranteed by a stockholder.

Minimum future rentals under the leases are as follows:


Year ending September 30, 1997                       $  60,588
                          1998                          63,295
                          1999                          66,136
                          2000                          33,805
                                                     ---------
 Total Minimum Future Rentals                        $ 223,824
                                                     =========


Rent expense for the year ended September 30, 1996 was $57,320.

The Company has contracts with various insurance providers under which agreed-upon amounts must be accepted as payment in full for patient services.

The Company and its affiliate (Note 7) have various contracts for advertising which commit the Company and its affiliate to a minimum of $202,000 in advertising during 1997.

The Company and its affiliate (Note 7) have employment contracts with two individuals which commit the Company and its affiliate to annual base salaries of $275,000 plus incentive payments based on numbers of patients serviced. The contracts expire in 1997.

6. PROFIT SHARING PLAN
   -------------------

The Company has a 401(k) profit sharing plan covering all employees meeting minimum service and age requirements. The Company matches 50% of the first 6% of participant contributions. Contributions made by the Company for the year ended September 30, 1996 were $7,048.




                      (See Independent Auditors' Report)

                   ACCESSIBLE MRI OF BALTIMORE COUNTY, INC.
                   NOTES TO FINANCIAL STATEMENTS, CONTINUED

7. RELATED PARTY TRANSACTIONS
   --------------------------

The Company provides certain administrative services to another magnetic imaging service center which is affiliated with the company through common ownership. Amounts due to the affiliate result from advances from the affiliate net of reimbursements due for services provided.

General and Administrative expenses have been reduced by $25,204 during the year ended September 30, 1996 for services charged to the affiliate.

8. SUPPLEMENTARY CASH FLOW INFORMATION
   -----------------------------------

Cash payments during the year ended September 30, 1996 included interest of $112,301.

Capital lease obligations of $1,249,000 were incurred when the Company entered into equipment leases.

9. SUBSEQUENT EVENT
   ----------------

The Company and its affiliate (Note 7) entered into an agreement to sell substantially all of their assets in May 1997. As consideration for the sale, the Company and its affiliate received $2,828,872 in cash and $1,500,000 in the purchaser's common stock, and the purchaser assumed all debt (Note 3), capital lease obligations (Note 4) and commitments (Note 5) of the Company and its affiliate.

                      (See Independent Auditors' Report)

                           FINANCIAL STATEMENTS AND
                             REPORT OF INDEPENDENT
                         CERTIFIED PUBLIC ACCOUNTANTS
                        CAPSTONE MANAGEMENT GROUP, INC.
                               DECEMBER 31, 1996

                        CAPSTONE MANAGEMENT GROUP, INC.

                               DECEMBER 31, 1996



                                    CONTENTS

                                                                Page
                                                                ----


REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS               2

FINANCIAL STATEMENTS

   BALANCE SHEET                                                3 - 4

   STATEMENT OF LOSS AND STOCKHOLDERS' DEFICIT                  5 - 6

   STATEMENT OF CASH FLOWS                                       7

   NOTES TO FINANCIAL STATEMENTS                                8 - 14

Report of Independent Certified Public Accountants


To the Shareholders
Capstone Management Group, Inc.


We have audited the accompanying balance sheet of Capstone Management Group, Inc. as of December 31, 1996, and the related statements of loss and stockholders' deficit, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Capstone Management Group, Inc. as of December 31, 1996 and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.



                            BACA PIECZKOLON & ASSOCIATES


Trevose, Pennsylvania
August 1, 1997

                        CAPSTONE MANAGEMENT GROUP, INC.
                                 BALANCE SHEET
                               December 31, 1996



                                     ASSETS

CURRENT ASSETS
 Cash                                                   $  508,226
 Accounts receivable (note 3)                            1,201,839
 Due to/from related parties (note 10)                    (223,338)
 Prepaid expenses                                           29,301
                                                        ----------

  Total current assets                                   1,516,028

INVESTMENTS (note 1B and 4)                               (205,364)

PROPERTY AND EQUIPMENT - AT COST

 Computer and office equipment            $   62,832
 Leasehold improvements                      290,000
 Equipment                                 3,619,897
 Furniture and fixtures                       50,145
                                          ----------
                                           4,022,874

  Less accumulated
   depreciation (note 1)                   (304,605)
                                          ----------
                                                         3,718,269

OTHER ASSETS
 Security deposits                            67,437
 Organization costs                           50,988
 Goodwill                                    300,000
 Licenses                                    175,000
                                          ----------
                                             593,425

     Less accumulated
        amortization (note 1)              (  35,747)
                                          ----------
                                                           557,678
                                                        ----------

                                                        $5,586,611
                                                        ==========

The accompanying notes are an integral part of this statement.

                        CAPSTONE MANAGEMENT GROUP, INC.
                                 BALANCE SHEET
                               December 31, 1996


                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES

Note payable Corestates Bank (note 7)               $  314,871
Note payable Callowhill
   Open MRI, L.P. (note 6)                              42,847
Accounts payable                                       314,857
Pension payable (note 5)                                44,817
Current maturities of
   Long term debt                                      954,909
                                                    ----------
   Total current liabilities                         1,672,301

LONG TERM DEBT, less current maturities (note 8)     4,854,701

STOCKHOLDERS' DEFICIT

 Capital stock                      $      100
 Retained deficit                    ( 940,491)
                                     ---------
                                                     ( 940,391)
                                                    ----------


                                                    $5,586,611
                                                    ==========



The accompanying notes are an integral part of this statement.

                        CAPSTONE MANAGEMENT GROUP, INC.
                  STATEMENT OF LOSS AND STOCKHOLDERS' DEFICIT
                      For the year ended December 31, 1996

Revenue
   Revenue, net                                        $3,187,709

Salaries and employee benefits
     Salaries                      $1,277,793
     Payroll taxes                    111,781
     Insurance - health                70,224           1,459,798
                                    ---------


General and administrative
     Advertising and promotion         35,944
     Amortization                      35,330
     Automobile                        35,047
     Bank charges                       6,283
     Computer and office equipment     42,403
     Consumable supplies              135,075
     Contributions                        650
     Depreciation                     284,769
     Dues and subscriptions            18,652
     Equipment leases                  20,031
     Insurance - general               62,286
     Legal and accounting             139,618
     Maintenance - building            38,534
     Marketing                         50,351
     Miscellaneous                     15,295
     Office supplies                   51,206
     Office expense                    19,101
     Pension                          191,707
     Postage                           16,805
     Printing                          14,392
     Project fee                       10,500
     Radiology fees                   620,371
     Rent                             127,083
     Service contracts                121,434
     Seminars                          15,293
     Sub-contract - professional       35,417
     Sub-contract - support            22,474
     Telephone                         74,363
     Teleradiology                     19,758
     Travel and entertainment          35,940
     Travel and lodging                85,209
     Utilities                         35,391           2,416,712
                                    ---------          ----------

     Operating loss                                    $( 688,801)



 The accompanying notes are an integral part of this statement.

                        CAPSTONE MANAGEMENT GROUP, INC.
            STATEMENT OF LOSS AND STOCKHOLDERS' DEFICIT - CONTINUED
                      For the year ended December 31, 1996


Other (income) deductions
     Interest income                 $ ( 2,551)
     Interest expense                   208,917
     Equity in net earnings
        of invester
        companies (note 1B and 4)     ( 90,057)  $   116,309
                                      --------    ----------

     Net loss                                       (805,110)

     Retained deficit at January 1, 1996            (135,281)
                                                  ----------

     Retained deficit at December 31, 1996       $  (940,391)
                                                  ==========




The accompanying notes are an integral part of this statement.

                        CAPSTONE MANAGEMENT GROUP, INC.
                            STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED DECEMBER 31, 1996

Cash flows from operating activities:

Net Loss                                            $(   805,110)
                                                     -----------

Adjustments to reconcile net
   income to net cash provided
   by operating activities

Depreciation                                             284,769
Amortization                                              35,330
Change in assets and liabilities:
     Increase in accounts receivable                  (1,201,839)
     Decrease in due to from related parties             173,455
     Decrease in prepaid expenses                         51,921
     Decrease in Investments                             152,313
     Decrease in security deposits                       151,480
     Increase in organization costs                      (50,488)
     Increase in Goodwill                              ( 300,000)
     Increase in Licenses                              ( 175,000)
     Increase in accounts payable                        314,857
     Decrease in Pension payable                        ( 10,283)
                                                       ---------

          Total Adjustments                            ( 573,485)
                                                       ---------

     Net cash used by operating activities:           (1,378,595)
                                                       ---------

Cash flows from investing activities:

     Property and equipment acquisitions              (3,988,807)
                                                       ---------
     Net cash used in investing activities            (3,988,807)
                                                       ---------

Cash flows from financing activities:

     Increase in Note Payable - Corestates Bank           162,423
     Decrease in Loan Payable - Constitution Bank         ( 1,608)
     Decrease in Note Payable - Callowhill
       Open MRI, L.P.                                    ( 14,283)
     Increase in Long term debt                         5,695,888
                                                       ----------

     Net cash provided by financing activities          5,842,420
                                                       ----------

     Net increase in cash                                 475,018

Cash - beginning                                           33,208
                                                       ----------
Cash - ending                                         $   508,226
                                                       ==========

The accompanying notes are an integral part of this statement.

                        CAPSTONE MANAGEMENT GROUP, INC.
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1996


1.   The Company and its significant Accounting policies
     ---------------------------------------------------

     A) The Company - Capstone Management Group, INC. is engaged in installing,
        -----------
maintaining and managing imaging systems used for diagnostic purposes.

     B) Investments - Investments in the companies of Albany Open MRI, L.P.,
        -----------
Bensalem Open MRI, L.P., Callowhill Open MRI, L.P., Haverford Open MRI Associates, L.P., Syracuse Open MRI, L.P., and Dayuton Open MRI LTD. are stated at cost plus equity in undistributed net earnings since dates of investments (note 4).

     C) Property and Equipment - Property and equipment are being depreciated
        ----------------------
for financial accounting purposes using the Cost method over their respective estimated useful lives ranging from three to ten years. Leasehold improvements are being amortized over the shorter of the useful life or the remaining lease term, typically 10 years expenditures for maintenance and repairs are charged to operations.

     D) 401(K) Plan - The company maintains a 401(K) savings plan under which
        -----------
the company matches one-quarter (25%) of employee contributions to purchase plan investments, up to 6% of qualified earnings and subject to Internal Revenue Service limitations.

     E) Pension Plan - The company maintains a Money Purchase Pension Plan under
        ------------
which the company contributes up to 5% of the employees earnings subject to vesting and Internal Revenue Service limitations.

     F) Revenue Recognition - Revenues are recognized on an accrual basis as
        -------------------
earned and consist of (i) net patient service revenue allocated to the company under the terms of the management and sub-lease agreements it maintains with its affiliated physicians associations referred to below (ii) additional management and billing service fees earned by the company for services provided to unconsolidated limited liability corporation and limited partnerships, (iii) equity in earnings (losses) of unconsolidated limited liability corporation and limited partnerships.


2.   Due from affiliated Physician Associations
     ------------------------------------------

     The company has entered into arrangements with Physicians engaging in business as professional associations "Physicians" pursuant to which the company maintains and manages imaging systems operated by the Physicians. The agreements have terms of up to

                        CAPSTONE MANAGEMENT GROUP, INC.
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1996

five years and are renewable at the option of the company. The Physicians' Principal, Dr. James M. Domesek, is the majority shareholder in the company.
The Physicians are under service agreements through U.S. Radiology Associates, P.C., Dr. James M. Domesek is the sole-shareholder of U.S. Radiology. Under the agreements, physicians have agreed to be obligated to contract for radiology services and to sublease each facility. The company is obligated to make necessary leasehold improvements, provide furniture and fixtures, provide center employees, provide radiology equipment and perform certain administrative functions relating to the provisions of technical aspects of the centers for which physicians pay a monthly fee. These fees, net of a contractual allowance based upon physicians ability to pay after physicians have fulfilled their obligations under facility subleases and radiology service contracts as set forth above, constitute the company's revenue, net for overloded sites.

     Certain revenues are subject to audit and retroactive adjustment by third party payers. The company is aware of no pending audits or proposed negative adjustments and no provisions for estimated retroactive adjustments have been provided.

3.   Accounts Receivable
     -------------------

Accounts receivable is comprised of the following:

               Accounts Receivable                 $ 1,733,855
               Less: Allowance for Doubtful
                 Accounts and Contractual
                 Allowances                            532,016
                                                   -----------
                                                   $ 1,201,839
                                                   ===========

     The only significant financial instrument is Accounts Receivable, which is concentrated among third-party medical reimbursement organizations, principally by insurance companies. Approximately 16.16% of the company's imaging revenue was derived from the delivery of services of which the timing of payment is substantially contingent upon the timing of the settlement of pending litigation involving the recipient of services and third parties (letters of protection or LOP type accounts receivable). At December 31, 1996 approximately 19.09% of
gross receivables     represents amounts due from such patients.  By its nature, the realization of a substantial portion of these receivables is expected to extend beyond one year from the date the service was rendered.

                        CAPSTONE MANAGEMENT GROUP, INC.
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1996

     The company considers the aging of its accounts receivable in determining the amount of the allowances for doubtful accounts.

4.   Investments
     -----------

     The Company's investment in the subsequent list of Limited Partnerships and Limited Liability Corporation which are representing various ownership percentages are accounted for using the Equity method.

                                       Ownership
                                       ----------
                                           %
                                          ---
Albany Open MRI, L.P.                       62.5    $( 347,622)
Bensalem Open MRI, L.P.                     51.0       113,681
Callowhill Open MRI, L.P.                   47.6       276,768
Haverford Open MRI Associates, L.P.         30.0        77,914
Syracuse Open MRI, L.P.                     62.5      (188,436)
Dayton Open MRI LTD                         90.0      (137,669)
                                                     ---------
                                                    $( 205,364)
                                                     =========


5.   Pension Plan
     ------------

     The company has a money purchase pension plan covering substantially all of its employees. The contributions are based on and a percentage of the employee's qualifying compensation during the year of employment. The Company's funding policy is to contribute annually the amount necessary to satisfy the Internal Revenue Service's funding standards.

6.   Note Payable - Callowhill Open MRI, L.P.
     ----------------------------------------

     The company has an installment note payable with Callowhill Open MRI, L.P. payable for 60 months starting January 1, 1995. The monthly payment including interest is $1,190 and the remaining balance at December 31, 1996 is $42,847.

                        CAPSTONE MANAGEMENT GROUP, INC.
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1996

7.   Line of Credit
     --------------

     The company has obtained a line of credit with Corestates Bank.   The
Financial arrangement bears interest at one percent (1%) over the Bank's Prime Rate and is to be used for start-up costs of new centers, acquisition of existing centers and practices and general business purposes. The amount of the line of credit is $500,000 of which $314,871 is outstanding at December 31, 1996. The line is secured by corporate assets and a limited personal surety of the Principal shareholder.

8.   Long term debt
     --------------

     Long -term debt consists of:
          Capital leases                 $ 5,809,610

     Less current maturities                 954,909
                                          ----------

                                         $ 4,854,701
                                          ==========

     The capital lease payments are monthly installments with interest payable at various rates. The leases are subject to the provisions of lease agreements (note 9).


9.   Commitments and Contingencies
     -----------------------------

     The company leases its corporate offices and certain centers for proceeds generally ranging from one to seven years with revenues options for additional periods. The leases generally require the company to pay utilities, taxes, insurance and other costs. Rental expenses incurred under such leases were approximately $ 127,083.

     The company has entered into noncancelable lease agreements for certain medical diagnosis equipment, furniture and fixtures, and has capitalized the assets relating to these leases.

     Future minimum payments under leases as of December 31, 1996 are as follows:

                   Capital         Operating
                    Leases          Leases


     1997         $1,674,726        $275,650
     1998          1,674,727         276,288
     1999          1,644,307         288,945

                        CAPSTONE MANAGEMENT GROUP, INC.
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1996

     2000                    $1,585,934  $  289,621
     2001                     1,253,946     121,863
     Thereafter                       -      85,978
                             ----------  ----------

     Total minimum lease
       payments               7,833,640  $1,338,345
                                         ==========
     Amount representing
       interest               2,024,030
                             ----------
     Present value of net
       minimum capital
       lease payments        $5,809,610
                             ==========

10.  Related Party Transactions
     --------------------------

     During the year ended December 31, 1996 the company, in accordance with the related partnership interests realized management and billing and collections fees of $290,000 and
$705,757 respectively.


11.  Government Regulation
     ---------------------

     The health care industry is highly regulated at the federal, state and local levels. Current discussions within the Federal government regarding national health care reform are emphasizing containment of health care costs as well as expansion of the number of eligible parties. The implementation of this reform could have a material effect on the financial results of the company by limiting reimbursement levels, requiring the company to obtain certificates of need in order to expand, limiting the types of contracts which may be entered into with physicians who refer patients, increasing the limitations on referrals by physicians to facilities in which they have an investment or a compensation arrangement and other means.


12.  Liability and Malpractice Insurance
     -----------------------------------

     The nature of the services provided by the Company exposes the Company to greater risks of liability than are posed by other non-medical affiliated businesses. The company maintains public liability and medical malpractice insurance in amounts which it deems adequate to protect against this potential risk. There can be no assurance that the amount of such insurance will be adequate to cover all potential liabilities.

                        CAPSTONE MANAGEMENT GROUP, INC.
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1996


13.  Litigation
     ----------

     The company is from time to time involved in litigation incidental to the
conduct of its business.  Management and its    counsel believe that such
pending litigations will not have a material adverse effect on the company's results of operations, cash flows, or financial condition.


14.  Income Taxes
     ------------

     Income taxes on net earnings are payable personally by the stockholders pursuant to an election under Subchapter S of the Internal Revenue Code not to have the Corporation taxed as a corporation. Accordingly, no provision has been made for Federal income taxes.


15.  Acquisition - Purchase
     ----------------------

     On August 9, 1996 the Company entered into an Asset Purchase Agreement with James K. Freyne, M.D., a physician licensed to practice medicine, specifically radiology in the State on New Jersey, for approximately $350,000. The acquisition has been included in the accompanying financial statements for the period August 9, 1996 through December 31, 1996. The excess of the total acquisition cost over the fair value of net assets acquired in the amount of $50,000 is being amortized on a straight-line basis over forty years.

     On September 6, 1996 the Company entered into an Asset Purchase Agreement with Diagnostic of Springfield, Inc. who manages the operation of medical diagnostic imaging services at a diagnostic imaging center located at 891 Baltimore Pike, Springfield, Pennsylvania and owns the assets used in the operation of the Center, for approximately $1,850,000. The acquisition has been included in the accompanying financial statements for the period September 6, 1996 through December 31, 1996. The excess of the total acquisition cost over the fair value of net assets acquired in the amount of $250,000 is being amortized on a straight-line basis over forty years.

                        CAPSTONE MANAGEMENT GROUP, INC.
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1996



16.  Subsequent Event
     ----------------

     On March 19, 1997 the Company announced that it was in negotiations regarding a possible sale of the company to Medical Resources, Inc.. Medical Resources, Inc. provides diagnostic imaging equipment, facilities and management services to physicians through 53 outpatient centers located in New York, New Jersey, Florida, Illinois and California. Subsequently, on May 9, 1997 the Company entered into an Asset Purchase Agreement with Medical Resources, Inc. for approximately $10,000,000. The closing date for this transaction was May 30, 1997 with a retroactive effective date of operations transfer of May 1, 1997.

     On April 4, 1997 the Company entered into an Asset Purchase Agreement with Scott Scheer, M.D. and Hugh Mullin, M.D. who operate a licensed radiology diagnostic facility: Oxford Valley Imaging Center located at 330 Middletown Boulevard Suite 402, Langhorne,
Pennsylvania and own the assets used in the operation of the center, for approximately $200,000.

                           BRONX MRI ASSOCIATES, L.P.

                           MAGNETIC RESONANCE IMAGING
                               OF THE BRONX, P.C.


                          COMBINED FINANCIAL STATEMENTS

                                December 31, 1996

                          BRONX MRI ASSOCIATES, L.P.
                          MAGNETIC RESONANCE IMAGING
                              OF THE BRONX, P.C.

                               TABLE OF CONTENTS

                               December 31, 1996






                                                                            PAGE

COMBINED FINANCIAL STATEMENTS


  Independent Auditors' Report                                                 1


  Combined Balance Sheet                                                       2


  Combined Statement of Operations and Retained Earnings/Partners' Capital     3


  Combined Statement of Cash Flows                                             4


  Notes to Combined Financial Statements                                     5-9

                          INDEPENDENT AUDITORS' REPORT


To the Partners of Bronx MRI Associates, L.P.
and the Stockholders of Magnetic Resonance Imaging of the Bronx, P.C.

We have audited the accompanying combined balance sheet of Bronx MRI Associates, L.P. and Magnetic Resonance Imaging of the Bronx, P.C. (collectively, the "Company") as of December 31, 1996 and the related combined statements of operations and retained earnings/partners' capital and cash flows for the year then ended. These combined financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the combined financial position of the Company as of December 31, 1996, and the combined results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


/s/ Weisberg & Company, LLP

Carle Place, New York
October 29, 1997

                           BRONX MRI ASSOCIATES, L.P.
                           MAGNETIC RESONANCE IMAGING
                               OF THE BRONX, P.C.

                             COMBINED BALANCE SHEET

                                December 31, 1996


                                     ASSETS
CURRENT ASSETS
  Cash and cash equivalents - note 1c                                 $   23,683
  Accounts receivable, net - note 2                                      447,591
  Prepaid expenses and other current assets                               13,333
                                                                      ----------
    Total Current Assets                                                 484,607

Property and Equipment - notes 1d and 3                                  738,556
Security deposits                                                         76,190
                                                                      ----------

    Total Assets                                                      $1,299,353
                                                                      ==========



               LIABILITIES AND STOCKHOLDERS' AND PARTNERS' EQUITY

CURRENT LIABILITIES
  Accounts payable and accrued expenses                               $  190,324
  Current portion of notes payable - note 4                               95,563
  Current portion of obligation under capital lease - note 6              84,503
  Sales tax payable                                                       23,615
  Deferred rent                                                           15,049
  Deferred income taxes payable                                           17,904
                                                                      ----------
    Total Current Liabilities                                            426,958

Notes payable - note 4                                                    24,197
Obligation under capital lease - note 6                                  136,647
                                                                      ----------
    Total Liabilities                                                    587,802
                                                                      ----------

Commitments and Contingencies - note 6

STOCKHOLDERS' AND PARTNERS' EQUITY
  Common stock                                                               500
  Retained earnings                                                      452,016
  Partners' capital                                                      259,035
                                                                      ----------
    Total Stockholders' and Partners' Equity                             711,551
                                                                      ----------

    Total Liabilities and Stockholders' and Partners' Equity          $1,299,353
                                                                      ==========


See notes to combined financial statements.                               Page 2

                           BRONX MRI ASSOCIATES, L.P.
                           MAGNETIC RESONANCE IMAGING
                               OF THE BRONX, P.C.

                        COMBINED STATEMENT OF OPERATIONS
                     AND RETAINED EARNINGS/PARTNERS' CAPITAL

                      For the Year Ended December 31, 1996




REVENUE                                                             $ 1,810,377
                                                                    -----------

EXPENSES
  Payroll and related costs                                             327,367
  Medical supplies and other operating costs                            603,974
  General and administrative expenses                                   707,917
  Depreciation and amortization                                         311,049
  Interest expense                                                       45,619
                                                                    -----------

     Total Expenses                                                   1,995,926
                                                                    -----------

Net loss before provision for income taxes                             (185,549)

Provision for income taxes - notes 1g and 5                              23,652
                                                                    -----------

Net loss                                                               (209,201)

Retained Earnings/Partners' Capital - beginning of year                 970,252

Partners' distributions                                                 (50,000)
                                                                    -----------
Retained Earnings/Partners' Capital - end of year                   $   711,051
                                                                    ===========



See notes to combined financial statements.                               Page 3

                           BRONX MRI ASSOCIATES, L.P.
                           MAGNETIC RESONANCE IMAGING
                               OF THE BRONX, P.C.

                        COMBINED STATEMENT OF CASH FLOWS

                      For the Year Ended December 31, 1996


CASH FLOWS FROM OPERATING ACTIVITIES
Net Loss                                                              $(209,201)
                                                                      ---------
Adjustments to reconcile net loss to net cash provided by
  operating activities:
  Depreciation and amortization                                         311,049
  Changes in assets and liabilities:
    Accounts receivable                                                 108,426
    Prepaid expenses and other current assets                             2,452
    Security deposits                                                     3,451
    Accounts payable and accrued expenses                               128,642
    Sales tax payable                                                    23,615
    Deferred rent                                                        15,049
    Deferred taxes payable                                               17,904
    Other liabilities                                                    (7,711)
                                                                      ---------
      Total Adjustments                                                 602,877
                                                                      ---------

    Net cash provided by operating activities                           393,676
                                                                      ---------

CASH FLOWS FROM INVESTING ACTIVITIES
  Purchase of property and equipment                                     (4,000)
                                                                      ---------
CASH FLOWS FROM FINANCING ACTIVITIES
  Principal payments - notes payable                                    (89,336)
  Principal payments - capital lease obligation                        (242,760)
  Partners' distributions                                               (50,000)
                                                                      ---------

    Net cash used in financing activities                              (382,096)
                                                                      ---------

Net increase in cash and cash equivalents                                 7,580
Cash and cash equivalents - beginning of year                            16,103
                                                                      ---------
Cash and cash equivalents - end of year                               $  23,683
                                                                      =========

SUPPLEMENTAL CASH FLOW INFORMATION
  Interest paid                                                       $  45,619
                                                                      =========
  Income taxes paid                                                   $   5,748
                                                                      =========


See notes to combined financial statements.                               Page 4

                           BRONX MRI ASSOCIATES, L.P.
                           MAGNETIC RESONANCE IMAGING
                               OF THE BRONX, P.C.

                     NOTES TO COMBINED FINANCIAL STATEMENTS

                                December 31, 1996


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

a)   Nature of Business

     Bronx MRI Associates, L.P. (a limited partnership) ("BMA") and Magnetic Resonance Imaging of the Bronx, P.C. (a corporation) ("MRI") (collectively, the "Company") operates and manages an outpatient diagnostic imaging center in the Bronx, New York.

b)   Principles of Combination

     The combined financial statements include the accounts of BMA and MRI. Certain shareholders of the general partner of "BMA" are shareholders of MRI. By agreement, BMA subleases the facility and the equipment to MRI to enable them to perform diagnostic services. Additionally, BMA manages the operations of the imaging center. All sublease fees and management fees charged by BMA to MRI have been eliminated in combination.

c)   Cash and Cash Equivalents

     Cash and cash equivalents for purposes of statement of cash flows includes cash in banks and on hand.

d)   Property and Equipment

     Property and equipment are stated at cost and are depreciated or amortized using accelerated methods in accordance with income tax statutes and lives. Computed depreciation does not vary significantly from depreciation computed using the straight-line basis over the shorter of the estimated useful lives of the related assets or the term of the lease. Repairs and maintenance which do not prolong normal asset life are charged to expense as incurred.

e)   Leases

     Leases which meet the criteria for capitalization are capitalized and the related capital lease obligations are included in current and long-term liabilities. Amortization and interest are charged to expense with rent payments being treated as payments of the capital lease obligation. All other leases are accounted for as operating leases, with rent payments being charged to expense as incurred.

f)   Revenue Recognition

     Revenue is recognized as services are rendered to patients.

                           BRONX MRI ASSOCIATES, L.P.
                           MAGNETIC RESONANCE IMAGING
                               OF THE BRONX, P.C.

                     NOTES TO COMBINED FINANCIAL STATEMENTS

                                December 31, 1996


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

g)   Income Taxes

     MRI
     ---

     MRI applies the provisions of Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" ("SFAS 109"). SFAS 109 requires a company to recognize deferred tax liabilities and assets for the expected future tax consequences of events that have been recognized in a company's financial statements or tax returns. Under this method, deferred tax liabilities and assets are determined based on the difference between the financial statement carrying amounts and tax bases of assets and liabilities using enacted tax rates in effect in the years in which the differences are expected to reverse.

     For the year ended December 31, 1996, differences between taxable income and income for financial statement purposes were not significant. Accordingly, no provision for deferred income taxes has been included in the financial statements.

     BMA
     ---

     No provision for federal or state income taxes are necessary in the financial statements of BMA as these taxes are the responsibility of the individual partners. However, BMA is liable for the New York City Unincorporated Business Tax and applies the provisions of SFAS 109 as it relates to such taxes.

h)   Use of Estimates

     The preparation of the combined financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the combined financial statements and accompanying notes. Actual results could differ from those estimates.


NOTE 2 - ACCOUNTS RECEIVABLE

Accounts receivable is comprised of the following:

Accounts receivable                                                 $ 1,115,717
Less:  Allowance for doubtful accounts and
  contractual adjustments                                              (668,126)
                                                                    -----------
                                                                    $   447,591
                                                                    ===========

                           BRONX MRI ASSOCIATES, L.P.
                           MAGNETIC RESONANCE IMAGING
                               OF THE BRONX, P.C.

                     NOTES TO COMBINED FINANCIAL STATEMENTS

                                December 31, 1996

NOTE 3 - PROPERTY AND EQUIPMENT

Property and Equipment is comprised of the following:

  Medical diagnostic and other equipment                            $   613,402
  Leasehold improvements                                                652,553
  Furniture and fixtures                                                 15,594
                                                                    -----------
                                                                      1,281,549
Less:  accumulated depreciation and amortization                       (542,993)
                                                                    -----------
                                                                    $   738,556
                                                                    ===========


NOTE 4 - NOTES PAYABLE

Through June 1996, the Company leased certain medical equipment. Upon the expiration of the lease, the Company purchased the equipment for $150,000 and financed the purchase with a note payable. Terms of the note provide for monthly payments, including interest of approximately 11 1/2% per annum, of $13,296 through June 1997. This purchase is a non-cash investing activity for purposes of the statement of cash flows.

The Company entered into a note payable to finance leasehold improvements to its facility. Terms of the note provide for monthly payments, including interest of 11% per annum, of $1,850 through maturity in February 1999.

Maturities of the notes payable are as follows:

                Year                          Amount
                ----                          ------
                1997                   $              95,563
                1998                                  20,547
                1999                                   3,650
                                       ---------------------
                                       $             119,760
                                       =====================

NOTE 5 - INCOME TAXES

Provision for income taxes consists of the following:

Current
  New York State Franchise Tax                                           $   283
  New York City Corporation Tax                                            2,354
  New York City Unincorporated Business Tax                                3,111
                                                                         -------
                                                                           5,748

Deferred
  New York City Unincorporated Business Tax                               17,904
                                                                         -------

                                                                         $23,652
                                                                         =======

                           BRONX MRI ASSOCIATES, L.P.
                           MAGNETIC RESONANCE IMAGING
                               OF THE BRONX, P.C.

                     NOTES TO COMBINED FINANCIAL STATEMENTS

                                December 31, 1996


NOTE 5 - INCOME TAXES (continued)

The Company has elected to be taxed on the cash basis of accounting. Accordingly, revenues are not taxed until received and expenses are not deducted until paid. The deferred tax liability represents the taxes to be paid on the excess of uncollected revenues over unpaid expenses.


NOTE 6 - COMMITMENTS AND CONTINGENCIES

The Company has entered into a lease for certain medical equipment and has capitalized the asset relating to the lease. The lease is collateralized by the related equipment.

The following is a summary of assets under capital lease:

Medical equipment                                                     $ 390,707
Less: accumulated amortization                                         (279,826)
                                                                      ---------

                                                                      $ 110,881
                                                                      =========

Future minimum lease payments under the capital lease as of December 31, 1996 are as follows:

     1997                                                          $ 104,760
     1998                                                            104,760
     1999                                                             43,650
                                                                   ---------
                                                                     253,170

      Less: amount representing interest                             (32,020)
                                                                   ---------
      Present value of net minimum capital lease payments
        (including $84,503 classified as current portion
        of obligation under capital lease)                         $ 221,150
                                                                   =========

                           BRONX MRI ASSOCIATES, L.P.
                           MAGNETIC RESONANCE IMAGING
                               OF THE BRONX, P.C.

                     NOTES TO COMBINED FINANCIAL STATEMENTS

                                December 31, 1996


NOTE 6 - COMMITMENTS AND CONTINGENCIES (Continued)


In 1995, the Company entered into an operating lease for its facility. The lease is for a term of five years with a renewal option for an additional five years. The lease contains escalation clauses throughout the basic term and the option period and requires additional payments for a portion of the real estate taxes on the facility. Rent expense incurred under the lease amounted to $189,102 for the year ended December 31, 1996.

Future minimum lease payments as of December 31, 1996 are as follows:

            1997                                            $     178,849
            1998                                                  187,791
            1999                                                  197,181
            2000                                                  135,764
                                                            -------------
                                                            $     699,585
                                                            =============



NOTE 7 - SUBSEQUENT EVENTS

In September 1997, the Company sold all of its assets related to the diagnostic imaging business for $1,500,000. Pursuant to the sale, BMA entered into a settlement agreement to resolve pending litigation brought against them by the former manager of the facility. The former manager, who is also a shareholder of the general partner of BMA, claimed that BMA owed him management fees from prior periods and obtained a temporary restraining order preventing the sale. In consideration for the termination of the restraining order, BMA, together with an affiliate, Queens MRI Associates, L.P., agreed to pay the former manager the sum of $345,000 from the proceeds of the sale. BMA's portion of this settlement amounted to $172,500 and has been included in the accompanying financial statements.

                                DEDICATED MEDICAL
                           IMAGING, SAN CLEMENTE, INC.


                              FINANCIAL STATEMENTS

                                December 31, 1996

                  DEDICATED MEDICAL IMAGING, SAN CLEMENTE, INC.

                                TABLE OF CONTENTS

                                December 31, 1996




FINANCIAL STATEMENTS                                                      PAGE


  Independent Auditors' Report                                              1


  Balance Sheet                                                             2


  Statement of Operations and Accumulated Deficit                           3


  Statement of Cash Flows                                                   4


  Notes to Financial Statements                                            5-8

                          INDEPENDENT AUDITORS' REPORT


To the Board of Directors and Stockholders of Dedicated Medical Imaging, San Clemente, Inc.

We have audited the accompanying balance sheet of Dedicated Medical Imaging, San Clemente, Inc. as of December 31, 1996 and the related statements of operations and accumulated deficit and cash flows for the year then ended. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Dedicated Medical Imaging, San Clemente, Inc. as of December 31, 1996 and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


/s/ Weisberg & Company, LLP


Carle Place, New York
November 21, 1997

                  DEDICATED MEDICAL IMAGING, SAN CLEMENTE, INC.

                                  BALANCE SHEET

                                December 31, 1996



                                     ASSETS
CURRENT ASSETS
  Accounts receivable, net - note 3                                 $   348,815
  Prepaid expenses                                                        6,376
                                                                    -----------
    Total Current Assets                                                355,191

Property and equipment, net - notes 1c and 4                          1,275,377
Deposits                                                                 61,670
Due from officer                                                        140,519
                                                                    -----------
    Total Assets                                                    $ 1,832,757
                                                                    ===========




                      LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES
  Accounts payable and accrued expenses                             $   399,800
  Due to affiliates                                                      11,365
  Current portion of notes payable - note 5                             210,723
  Current portion of obligations under capital leases - note 6          144,059
                                                                    -----------
    Total Current Liabilities                                           765,947

Notes payable - note 5                                                  401,697
Obligations under capital leases - note 6                               689,630
                                                                    -----------
    Total Liabilities                                                 1,857,274
                                                                    -----------

COMMITMENTS AND CONTINGENCIES - note 6

STOCKHOLDERS' DEFICIT
  Capital stock (no par value; 10,000 shares authorized,
    5,000 shares issued and outstanding)                                     --
  Accumulated deficit                                                   (24,517)
                                                                    -----------
    Total Stockholders' Deficit                                         (24,517)
                                                                    -----------
    Total Liabilities and Stockholders' Deficit                     $ 1,832,757
                                                                    ===========


See notes to financial statements.                                        Page 2

                  DEDICATED MEDICAL IMAGING, SAN CLEMENTE, INC.

                 STATEMENT OF OPERATIONS AND ACCUMULATED DEFICIT

                      For The Year Ended December 31, 1996





REVENUE                                                             $ 1,045,279
                                                                    -----------

EXPENSES
  Medical supplies and other operating costs                            503,528
  Payroll and related costs                                             274,089
  Other general and administrative expenses                             106,625
  Depreciation and amortization                                         115,045
  Interest expense                                                       82,129
                                                                    -----------

    Total Expenses                                                    1,081,416
                                                                    -----------

Net Loss From Operations                                                (36,137)

OTHER INCOME
  Gain on sale of property and equipment                                 11,620
                                                                    -----------

NET LOSS                                                                (24,517)

Accumulated deficit - beginning of year                                      --
                                                                    -----------

Accumulated deficit - end of year                                   $   (24,517)
                                                                    ===========





See notes to financial statements.                                        Page 3

                  DEDICATED MEDICAL IMAGING, SAN CLEMENTE, INC.

                             STATEMENT OF CASH FLOWS

                      For The Year Ended December 31, 1996



CASH FLOWS FROM OPERATING ACTIVITIES
Net loss                                                              $ (24,517)
                                                                      ---------

Adjustments to reconcile net loss to net cash provided by
  operating activities:
  Depreciation and amortization                                         115,045
  Gain on sale of property and equipment                                (11,620)
  Changes in assets and liabilities:
    Accounts receivable                                                (172,615)
    Prepaid expenses                                                     (6,376)
    Deposits                                                            (37,125)
    Due from officer                                                    (87,800)
    Accounts payable and accrued expenses                               267,109
    Due to affiliates                                                    11,365
                                                                      ---------
      Total adjustments                                                  77,983
                                                                      ---------
      Net cash provided by operating activities                          53,466
                                                                      ---------

CASH FLOWS FROM INVESTING ACTIVITIES
  Purchase of property and equipment                                   (422,913)
  Proceeds from sale of property and equipment                           20,000
                                                                      ---------
    Net cash used in investing activities                              (402,913)
                                                                      ---------

CASH FLOWS FROM FINANCING ACTIVITIES
  Proceeds from notes payable                                           472,500
  Principal payments - notes payable                                    (91,809)
  Principal payments - capital lease obligations                        (31,244)
                                                                      ---------
    Net cash provided by financing activities                           349,447
                                                                      ---------

Net increase in cash and cash equivalents                                    --
Cash and cash equivalents - beginning of year                                --
                                                                      ---------
Cash and cash equivalents - end of year                               $      --
                                                                      =========

SUPPLEMENTAL CASH FLOW INFORMATION
  Interest paid                                                       $  74,431
                                                                      =========
  Income taxes paid                                                   $      --
                                                                      =========
  Non-cash investing and financing activities:
    Equipment financing                                               $ 803,500
                                                                      =========




See notes to financial statements.                                        Page 4

                  DEDICATED MEDICAL IMAGING, SAN CLEMENTE, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 1996


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

a)   Nature of Business

     Dedicated Medical Imaging, San Clemente, Inc. (the "Company") was organized to acquire and operate a diagnostic imaging center in San Clemente, California. The Company acquired the center and commenced operations in February 1995. The acquisition was funded by the assumption of the debt on the equipment acquired in the amount of $141,000. The value of the equipment on the date of the acquisition was substantially the same as the debt assumed; accordingly, no goodwill was recorded in connection with the transaction.

b)   Cash and Cash Equivalents

     Cash and cash equivalents for purposes of statement of cash flows includes cash in banks and on hand.

c)   Property and Equipment

     Property and equipment is stated at cost. Depreciation and amortization are computed using the straight-line method over the shorter of the estimated useful lives of the respective assets or the lease term. Maintenance and repairs are charged to expense as incurred.

d)   Leases

     Leases which meet certain criteria evidencing substantive ownership are capitalized and the related capital lease obligations are included in current and long-term liabilities. Amortization and interest are charged to expense, with rent payments being treated as payments of the capital lease obligations. All other leases are accounted for as operating leases, with rent payments being charged to expenses as incurred.

e)   Revenue Recognition

     Revenue is recorded as services are rendered to patients in accordance with the radiology services agreement (see note 2).

f)   Income Taxes

     The Company has elected to be treated as a Sub-chapter "S" corporation for federal and state income tax purposes. Accordingly, no provision has been made for federal income taxes as such taxes are the responsibility of the individual stockholders. However, the company is liable for certain minimum state income taxes.

                  DEDICATED MEDICAL IMAGING, SAN CLEMENTE, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 1996


NOTE 1- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

g)   Use of Estimates

     The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

NOTE 2 - RADIOLOGISTS AGREEMENTS

The Company entered into a radiology services agreement and billing and collection agreement with a group of radiologists. Under the agreements, the radiologist group provides technical and professional services to the Company to enable them to operate the center. Additionally, the radiologist group provides billing and collection services for the center. The Company is responsible for providing the non-technical services including management of the operations, securing and maintaining the facility and the equipment, employment of personnel and other administrative services.

Patients are billed globally with the radiologist group retaining the technical component approximating 25% of aggregate patient charges; the balance of the charges, which relate to the non-technical component, revert to the Company.

NOTE 3 - ACCOUNTS RECEIVABLE

Accounts receivable is comprised of the following:

Accounts receivable                                                   $ 676,837
Less: allowance for doubtful accounts and contractual
        adjustments                                                    (328,022)
                                                                      ---------
                                                                      $ 348,815
                                                                      =========


NOTE 4 - PROPERTY AND EQUIPMENT

Property and equipment is comprised of the following:

Medical diagnostic equipment                                        $ 1,090,996
Office equipment, furniture and fixtures                                  6,196
Leasehold improvements                                                  326,566
                                                                    -----------

                                                                      1,423,758

Less: accumulated depreciation and amortization                        (148,381)
                                                                    -----------

                                                                    $ 1,275,377
                                                                    ===========

                  DEDICATED MEDICAL IMAGING, SAN CLEMENTE, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 1996


NOTE 5 - NOTES PAYABLE

Notes payable are comprised of the following:

a)   Promissory note - to radiologist group, interest only payable quarterly at a rate of 10.25% per annum; principal due September 1997.
                                                                               $    50,000

b)   Promissory note - to radiologist group, due in weekly installments of
     $5,000, non interest bearing; balance was fully due and payable at
     December 31, 1996.                                                             25,000


c)   Note payable - due in monthly installments of $6,006, including interest at a rate of 16% per annum, through March 1999; collateralized
     by medical equipment.                                                         135,418

d)   Note payable - due in monthly installments of $2,010, including interest at a rate of 10.948% per annum, through
     March 200l; collateralized by medical equipment.                               80,398

e)   Note payable - due in monthly installments of $2,650, including interest at a rate of 12.338% per annum, through
     August 2000; collaterized by medical equipment.                                93,412

f)   Note payable - due in monthly installments of $5,481, including interest at a rate of 10.5% per annum, through
     April 2001.                                                               $   228,192
                                                                               -----------

                                                                                   612,420
Less: current portion                                                             (210,723)
                                                                               -----------
                                                                               $   401,697
                                                                               ===========

Maturities of notes payable are as follows:

                           Year                                 Amount
                           ----                                 ------
                           1997                             $     210,723
                           1998                                   154,565
                           1999                                   119,103
                           2000                                   102,640
                           2001                                    25,389
                                                            -------------

                                                            $     612,420
                                                            =============

                  DEDICATED MEDICAL IMAGING, SAN CLEMENTE, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 1996



NOTE 6 - COMMITMENTS AND CONTINGENCIES

Leases

In February 1995, the Company entered into a three-year agreement to lease space for its facility. The lease provides for certain escalation clauses and three three-year renewal options. Rent expense under the lease amounted to $143,460 for the year ended December 31, 1996.

The Company has entered into non-cancelable lease agreements for certain medical diagnostic equipment and has capitalized the assets related to these leases. The leases are secured by the related equipment.

Future minimum payments under leases at December 31, 1996, are as follows:

                                                      Capital        Operating
                                                       Leases          Leases
                                                       ------          ------
                         1997                       $   220,944      $   146,016
                         1998                           220,944           24,531
                         1999                           220,944               --
                         2000                           218,264               --
                         2001                           170,720               --
                                                    -----------      -----------


Total minimum lease payments                          1,051,816      $   170,547
                                                                     ===========

Less: amount representing interest                     (218,127)
                                                    -----------

Present value of minimum lease payments             $   833,689
                                                    ===========



Litigation

Counsel advises that the Company has no material liability in any commercial litigation.


NOTE 7 - SUBSEQUENT EVENTS

In January 1997, the Company sold all of its assets related to the diagnostic imaging center, except for the accounts receivable, for $1,030,000. In addition, the Company will receive an "earnout" of four times the excess of the net income (as defined) of the center over $250,000 for the first twelve month period following the closing of the sale. This additional consideration is subject to a maximum of $2,000,000 and will be reduced by losses, if any, incurred by Long Beach Radiology Center, Ltd., a related entity whose assets were sold pursuant to the sale of the Company's assets. In connection with the sale, the liabilities associated with the medical equipment were assumed by the purchaser.

                              LONG BEACH RADIOLOGY
                                  CENTER, LTD.
                          (A limited liability company)


                              FINANCIAL STATEMENTS

                                December 31, 1996

                        LONG BEACH RADIOLOGY CENTER, LTD.
                          (A limited liability company)

                                TABLE OF CONTENTS

                                December 31, 1996



FINANCIAL STATEMENTS                                                       PAGE


  Independent Auditors' Report                                              1


  Balance Sheet                                                             2


  Statement of Operations and Members' Deficit                              3


  Statement of Cash Flows                                                   4


  Notes to Financial Statements                                            5-8

                          INDEPENDENT AUDITORS' REPORT


To the Members of Long Beach
Radiology Center, Ltd.

We have audited the accompanying balance sheet of Long Beach Radiology Center, Ltd. as of December 31, 1996 and the related statements of operations and members' deficit and cash flows for the period October 1, 1996 (inception) through December 31, 1996. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Long Beach Radiology Center, Ltd. as of December 31, 1996 and the results of its operations and its cash flows for the period October 1, 1996 (inception) through December 31, 1996 in conformity with generally accepted accounting principles.



/s/ Weisberg & Company, LLP
Carle Place, New York
November 21, 1997

                        LONG BEACH RADIOLOGY CENTER, LTD.
                          (A limited liability company)

                                  BALANCE SHEET

                                December 31, 1996



                                     ASSETS
CURRENT ASSETS
  Cash and cash equivalents - note 1b                               $        --
  Accounts receivable, net - note 3                                      46,680
  Due from affiliates                                                    11,365
                                                                    -----------
    Total Current Assets                                                 58,045

Property and equipment, net - notes 1c and 4                            593,750
Goodwill (net of accumulated amortization of $6,380)                    500,895
Deposits                                                                 57,791
                                                                    -----------
    Total Assets                                                    $ 1,210,481
                                                                    ===========




                        LIABILITIES AND MEMBERS' DEFICIT

CURRENT LIABILITIES
  Accounts payable and accrued expenses                             $    66,356
  Current portion of notes payable - note 5                             214,678
                                                                    -----------
    Total Current Liabilities                                           281,034

Notes payable - note 5                                                1,020,388
                                                                    -----------
    Total Liabilities                                                 1,301,422

COMMITMENTS AND CONTINGENCIES - note 6

MEMBERS' DEFICIT                                                        (90,941)
                                                                    -----------
    Total Liabilities and Members' Deficit                          $ 1,210,481
                                                                    ===========



See notes to financial statements.                                        Page 2

                        LONG BEACH RADIOLOGY CENTER, LTD.
                          (A limited liability company)

                  STATEMENT OF OPERATIONS AND MEMBERS' DEFICIT

      For the Period October 1, 1996 (inception) through December 31, 1996






REVENUE                                                               $  49,372
                                                                      ---------

EXPENSES
  Medical supplies and other operating costs                             26,168
  Payroll and related costs                                               9,527
  Other general and administrative expenses                              30,851
  Depreciation and amortization                                          37,630
  Interest expense                                                       36,137
                                                                      ---------

    Total Expenses                                                      140,313
                                                                      ---------

NET LOSS                                                                (90,941)

Members' deficit - beginning of period                                       --
                                                                      ---------

Members' deficit - end of period                                      $ (90,941)
                                                                      =========




See notes to financial statements.                                        Page 3

                        LONG BEACH RADIOLOGY CENTER, LTD.
                          (A limited liability company)

                             STATEMENT OF CASH FLOWS

      For the Period October 1, 1996 (inception) through December 31, 1996



CASH FLOWS FROM OPERATING ACTIVITIES
Net loss                                                              $ (90,941)
                                                                      ---------

Adjustments to reconcile net loss to net cash used in
  operating activities:
  Depreciation and amortization                                          37,630
  Changes in assets and liabilities:
    Accounts receivable                                                 (46,680)
    Due from affiliates                                                 (11,365)
    Deposits                                                            (57,791)
    Accounts payable and accrued expenses                                66,356
                                                                      ---------
      Total adjustments                                                 (11,850)
                                                                      ---------
      Net cash used in operating activities                            (102,791)


CASH FLOWS FROM FINANCING ACTIVITIES
  Proceeds from notes payable                                           102,791
                                                                      ---------
Net increase in cash and cash equivalents                                    --
Cash and cash equivalents - beginning of period                              --
                                                                      ---------
Cash and cash equivalents - end of period                             $      --
                                                                      =========

SUPPLEMENTAL CASH FLOW INFORMATION
  Interest paid                                                       $      --
                                                                      =========
  Income taxes paid                                                   $      --
                                                                      =========






See notes to financial statements.                                        Page 4

                        LONG BEACH RADIOLOGY CENTER, LTD.
                          (A limited liability company)

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 1996



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

a)   Nature of Business

     Long Beach Radiology Center, Ltd. (the "Company") was organized to acquire and operate a diagnostic imaging center in Long Beach, California. The Company acquired all of the assets of the center and commenced operations on October 1, 1996. The acquisition was funded by the assumption of the debt on the equipment acquired in the amount of $1,132,275. The excess of the debt assumed over the fair value of the assets acquired amounted to $507,275 and has been recorded as goodwill.

b)   Cash and Cash Equivalents

     Cash and cash equivalents for purposes of statement of cash flows includes cash in banks and on hand.

c)   Property and Equipment

     Property and equipment is stated at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the assets, generally five years. Maintenance and repairs are charged to expense as incurred.

d)   Goodwill

     Goodwill is being amortized using the straight-line method over twenty years.

e)   Revenue Recognition

     Revenue is recorded as services are rendered to patients in accordance with the radiology services agreement (see note 2).

f)   Income Taxes

     No provision for federal income taxes are necessary in the financial statements of the Company as these taxes are the responsibility of the individual members. However, the Company is subject to certain minimum state income taxes.

g)   Use of Estimates

     The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

                        LONG BEACH RADIOLOGY CENTER, LTD.
                          (A limited liability company)

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 1996




NOTE 2 - RADIOLOGISTS AGREEMENTS

The Company entered into a radiology services agreement and billing and collection agreement with a group of radiologists. Under the agreements, the radiologist group provides technical and professional services to the Company to enable them to operate the center. Additionally, the radiologist group provides billing and collection services for the center. The Company is responsible for providing the non-technical services including management of the operations, securing and maintaining the facility and the equipment, employment of personnel and other administrative services.

Patients are billed globally with the radiologist group retaining the technical component equal to $70 per patient scan; the balance of the patient charges, which relate to the non-technical component, revert to the Company.


NOTE 3 - ACCOUNTS RECEIVABLE

Accounts receivable is comprised of the following:

Accounts receivable                                                    $ 87,824
Less: allowance for doubtful accounts and contractual
        adjustments                                                     (41,144)
                                                                       --------
                                                                       $ 46,680
                                                                       ========


NOTE 4 - PROPERTY AND EQUIPMENT

Property and equipment is comprised of the following:

Medical diagnostic and other equipment                                $ 625,000

Less: accumulated depreciation                                          (31,250)
                                                                      ---------

                                                                      $ 593,750
                                                                      =========

                        LONG BEACH RADIOLOGY CENTER, LTD.
                          (A limited liability company)

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 1996



NOTE 5 - NOTES PAYABLE

In connection with the acquisition of the diagnostic imaging center (see note
1), the Company assumed the note payable on the medical equipment in the amount of $1,132,275. Terms of the note provide for monthly payments, including interest of approximately 11 1/2% per annum, of $23,500 through January 2002 and one payment of $34,648 in February 2002. The note is secured by the related medical equipment.

The Company entered into a note payable to finance a deposit on the purchase of certain medical equipment and to provide additional working capital in the aggregate amount of $102,791. Terms of the note provide for monthly payments, including interest of approximately 12% per annum, of $2,298 through September 2001.

Maturities of the notes payable are as follows:

                Year                          Amount
                ----                          ------
                1997                   $       214,678
                1998                           205,947
                1999                           230,189
                2000                           257,287
                2001                           280,607
             Thereafter                         46,358
                                       ---------------
                                       $     1,235,066
                                       ===============




NOTE 6 - COMMITMENTS AND CONTINGENCIES

Leases

In connection with the acquisition of the diagnostic imaging center (see note
1), the Company assumed the obligation under the former owners' ground lease. The lease provides for monthly payments of $500 through its expiration in December 2003. The lease also provides for certain other charges as well as an option for renewal periods. For the period October 1, 1996 (inception) through December 31, 1996, rent expense amounted to $1,500.

                        LONG BEACH RADIOLOGY CENTER, LTD.
                          (A limited liability company)

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 1996





NOTE 6 - COMMITMENTS AND CONTINGENCIES (Continued)

Future minimum payments under the lease at December 31, 1996, are as follows:

                           1997                             $          6,000
                           1998                                        6,000
                           1999                                        6,000
                           2000                                        6,000
                           2001                                        6,000
                        Thereafter                                    12,000
                                                            -----------------
      Total minimum lease payments                          $         42,000
                                                            ================



Litigation

Counsel advises that the Company has no material liability in any commercial litigation.



NOTE 7 - SUBSEQUENT EVENTS

In January 1997, the Company sold all of its assets related to the diagnostic imaging center. As consideration for the assets sold, the Company will receive an amount equal to four times net income (as defined) of the center for the first twelve month period following the closing of the sale. To the extent that the center operations result in a net loss, the amount of the "earnout" received in connection with the sale of Dedicated Medical Imaging, San Clemente, Inc., a related party whose assets were sold pursuant to the sale of the Company's assets, will be reduced accordingly. In connection with this sale, substantially all liabilities were assumed by the purchaser.

                           QUEENS MRI ASSOCIATES, L.P.

                           MAGNETIC RESONANCE IMAGING
                                 OF QUEENS, P.C.


                          COMBINED FINANCIAL STATEMENTS

                                December 31, 1996

                           QUEENS MRI ASSOCIATES, L.P.
                           MAGNETIC RESONANCE IMAGING
                                 OF QUEENS, P.C.

                                TABLE OF CONTENTS

                                December 31, 1996






                                                                           PAGE

COMBINED FINANCIAL STATEMENTS


  Independent Auditors' Report                                                1


  Combined Balance Sheet                                                      2


  Combined Statement of Operations and Retained Earnings/Partners' Capital    3


  Combined Statement of Cash Flows                                            4


  Notes to Combined Financial Statements                                    5-8

                          INDEPENDENT AUDITORS' REPORT



To the Partners of Queens MRI Associates, L.P.
and the Stockholders of Magnetic Resonance Imaging of Queens, P.C.

We have audited the accompanying combined balance sheet of Queens MRI Associates, L.P. and Magnetic Resonance Imaging of Queens, P.C. (collectively, the "Company") as of December 31, 1996 and the related combined statements of operations and retained earnings/partners' capital and cash flows for the year then ended. These combined financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the combined financial position of the Company as of December 31, 1996, and the combined results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

/s/ Weisberg & Company, LLP

Carle Place, New York
October 29, 1997

                           QUEENS MRI ASSOCIATES, L.P.
                           MAGNETIC RESONANCE IMAGING
                                 OF QUEENS, P.C.

                             COMBINED BALANCE SHEET

                                December 31, 1996


                                     ASSETS
CURRENT ASSETS
  Cash and cash equivalents - note 1c                                 $  121,952
  Accounts receivable, net - note 2                                      792,915
  Prepaid expenses                                                         5,442
                                                                      ----------
    Total Current Assets                                                 920,309

Property and Equipment, net - notes 1d and 3                             449,219
Security deposits                                                         18,902
Due from affiliates - note 4                                              51,812
                                                                      ----------

    Total Assets                                                      $1,440,242
                                                                      ==========



               LIABILITIES AND STOCKHOLDERS' AND PARTNERS' EQUITY

CURRENT LIABILITIES
  Accounts payable and accrued expenses                               $  179,423
  Sales tax payable                                                       16,296
  Deferred rent                                                           38,587
  Deferred income taxes payable - note 5                                  31,717
  Distributions payable                                                      981
                                                                      ----------
    Total Current Liabilities                                            267,004
                                                                      ----------
Commitments and Contingencies - note 6

STOCKHOLDERS' AND PARTNERS' EQUITY
  Common stock                                                               500
  Retained earnings                                                      796,464
  Partners' capital                                                      376,274
                                                                      ----------
    Total Stockholders' and Partners' Equity                           1,173,238
                                                                      ----------
    Total Liabilities and Stockholders' and Partners' Equity          $1,440,242
                                                                      ==========











See notes to combined financial statements.                               Page 2

                           QUEENS MRI ASSOCIATES, L.P.
                           MAGNETIC RESONANCE IMAGING
                                 OF QUEENS, P.C.

                        COMBINED STATEMENT OF OPERATIONS
                     AND RETAINED EARNINGS/PARTNERS' CAPITAL

                      For the Year Ended December 31, 1996




REVENUE                                                             $ 4,319,058
                                                                    -----------

EXPENSES
  Payroll and related costs                                             341,350
  Medical supplies and other operating costs                          2,285,115
  General and administrative expenses                                 1,441,692
  Depreciation and amortization                                         175,398
  Interest expense                                                       10,493
                                                                    -----------

     Total Expenses                                                   4,254,048
                                                                    -----------
Net income before provision for income taxes                             65,010

Provision for income taxes - notes 1f and 5                              41,267
                                                                    -----------

Net income                                                               23,743

Retained Earnings/Partners' Capital - beginning of year               1,360,595

Partners' distributions                                                (211,600)
                                                                    -----------
Retained Earnings/Partners' Capital - end of year                   $ 1,172,738
                                                                    ===========








See notes to combined financial statements.                               Page 3

                           QUEENS MRI ASSOCIATES, L.P.
                           MAGNETIC RESONANCE IMAGING
                                 OF QUEENS, P.C.

                        COMBINED STATEMENT OF CASH FLOWS

                      For the Year Ended December 31, 1996


CASH FLOWS FROM OPERATING ACTIVITIES
Net Income                                                            $  23,743
                                                                      ---------
Adjustments to reconcile net loss to net cash provided by
  operating activities:
  Depreciation and amortization                                         175,398
  Changes in assets and liabilities:
  Accounts receivable                                                   110,430
  Prepaid expenses                                                       (3,279)
  Due from affiliates                                                    (1,290)
  Security deposits                                                       2,933
  Accounts payable and accrued expenses                                 126,552
  Sales tax payable                                                      12,464
  Deferred rent                                                          (5,317)
  Deferred taxes payable                                                 31,717
                                                                      ---------
    Total Adjustments                                                   449,608
                                                                      ---------
    Net cash provided by operating activities                           473,351
                                                                      ---------

CASH FLOWS FROM FINANCING ACTIVITIES
  Principal payments - notes payable                                   (149,828)
  Partners' distributions                                              (249,200)
                                                                      ---------
    Net cash used in financing activities                              (399,028)
                                                                      ---------

Net increase in cash and cash equivalents                                74,323
Cash and cash equivalents - beginning of year                            47,629
                                                                      ---------
Cash and cash equivalents - end of year                               $ 121,952
                                                                      =========

SUPPLEMENTAL CASH FLOW INFORMATION
  Interest paid                                                       $  10,493
                                                                      =========
  Income taxes paid                                                   $   4,036
                                                                      =========








See notes to combined financial statements.                               Page 4

                           QUEENS MRI ASSOCIATES, L.P.
                           MAGNETIC RESONANCE IMAGING
                                 OF QUEENS, P.C.

                     NOTES TO COMBINED FINANCIAL STATEMENTS

                                December 31, 1996




NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

a)   Nature of Business

     Queens MRI Associates, L.P. (a limited partnership) ("QMA") and Magnetic Resonance Imaging of Queens, P.C. (a corporation) ("MRI") (collectively, the "Company") operates and manages an outpatient diagnostic imaging center in Queens, New York.

b)   Principles of Combination

     The combined financial statements include the accounts of QMA and MRI. Certain shareholders of the general partner of "QMA" are shareholders of MRI. By agreement, QMA subleases the facility and the equipment to MRI to enable them to perform diagnostic services. Additionally, QMA manages the operations of the imaging center. All sublease fees and management fees charged by QMA to MRI have been eliminated in combination.

c)   Cash and Cash Equivalents

     Cash and cash equivalents for purposes of statement of cash flows includes cash in banks and on hand.

d)   Property and Equipment

     Property and equipment are stated at cost and are depreciated or amortized using accelerated methods in accordance with income tax statutes and lives. Computed depreciation does not vary significantly from depreciation computed using the straight-line basis over the shorter of the estimated useful lives of the related assets or the term of the lease. Repairs and maintenance which do not prolong normal asset life are charged to expense incurred.

e)   Revenue Recognition

     Revenue is recognized as services are rendered to patients.

                           QUEENS MRI ASSOCIATES, L.P.
                           MAGNETIC RESONANCE IMAGING
                                 OF QUEENS, P.C.

                     NOTES TO COMBINED FINANCIAL STATEMENTS

                                December 31, 1996


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

f)   Income Taxes

     MRI

     MRI applies the provisions of Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" ("SFAS 109"). SFAS 109 requires a company to recognize deferred tax liabilities and assets for the expected future tax consequences of events that have been recognized in a company's financial statements or tax returns. Under this method, deferred tax liabilities and assets are determined based on the difference between the financial statement carrying amounts and tax bases of assets and liabilities using enacted tax rates in effect in the years in which the differences are expected to reverse.

     For the year ended December 31, 1996, differences between taxable income and income for financial statement purposes were not significant. Accordingly, no provision for deferred income taxes has been included in the financial statements.

     QMA

     No provision for federal or state income taxes are necessary in the financial statements of QMA as these taxes are the responsibility of the individual partners. However, QMA is liable for the New York City Unincorporated Business Tax and applies the provisions of SFAS 109 as it relates to such taxes.

g)   Use of Estimates

     The preparation of the combined financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the combined financial statements and accompanying notes. Actual results could differ from those estimates.


NOTE 2 - ACCOUNTS RECEIVABLE

Accounts receivable is comprised of the following:

Accounts receivable                                                 $ 1,789,330
Less:  Allowance for doubtful accounts and
  contractual adjustments                                              (996,415)
                                                                    -----------
                                                                    $   792,915
                                                                    ===========

                           QUEENS MRI ASSOCIATES, L.P.
                           MAGNETIC RESONANCE IMAGING
                                 OF QUEENS, P.C.

                     NOTES TO COMBINED FINANCIAL STATEMENTS

                                December 31, 1996


NOTE 3 - PROPERTY AND EQUIPMENT

Property and Equipment is comprised of the following:

  Medical diagnostic and other equipment                            $ 1,614,405
  Leasehold improvements                                                553,980
  Furniture and fixtures                                                 13,893
                                                                    -----------
                                                                      2,182,278
Less:  accumulated depreciation and amortization                     (1,733,059)
                                                                    -----------
                                                                    $   449,219
                                                                    ===========


NOTE 4 - DUE FROM AFFILIATES

Due from affiliates represents advances made by QMA to its general partner for the purpose of funding its corporate tax obligations. The advances are non-interest bearing and do not provide for specific repayment terms.


NOTE 5 - INCOME TAXES

Provisions for income taxes consists of the following:

Current
  New York City Corporation Tax                                            5,514
  New York City Unincorporated Business Tax                                4,036
                                                                         -------
                                                                           9,550

Deferred
  New York City Unincorporated Business Tax                               31,717
                                                                         -------

                                                                         $41,267
                                                                         =======



The Company has elected to be taxed on the cash basis of accounting. Accordingly, revenues are not taxed until received and expenses are not deducted until paid. The deferred tax liability represents the taxes to be paid on the excess of uncollected revenues over unpaid expenses.

                           QUEENS MRI ASSOCIATES, L.P.
                           MAGNETIC RESONANCE IMAGING
                                 OF QUEENS, P.C.

                     NOTES TO COMBINED FINANCIAL STATEMENTS

                                December 31, 1996






NOTE 6 - COMMITMENTS AND CONTINGENCIES

In 1990, the Company entered into a ten year operating lease for its facility. The lease contains escalation clauses throughout the term and requires additional payments for a portion of the increase in real estate taxes on the facility. Rent expense incurred under the lease amounted to $79,285 for the year ended December 31, 1996.

Future minimum lease payments as of December 31, 1996 are as follows:

            1997                                            $   84,583
            1998                                                88,811
            1999                                                85,126
                                                            ----------
                                                            $  258,520
                                                            ==========




NOTE 7 - SUBSEQUENT EVENTS

In September 1997, the Company sold all of its assets related to the diagnostic imaging business for $2,000,000. Pursuant to the sale, QMA entered into a settlement agreement to resolve pending litigation brought against them by the former manager of the facility. The former manager, who is also a shareholder of the general partner of QMA, claimed that QMA owed him management fees from prior periods and obtained ta temporary restraining order preventing the sale. In consideration for the termination of the restraining order, QMA, together with an affiliate, Bronx MRI Associates, L.P., agreed to pay the former manager the sum of $345,000 from the proceeds of the sale. QMA's portion of this settlement amounted to $172,500 and has been included in the accompanying financial statements

                         WESLEY MEDICAL RESOURCES, INC.
                        AND WESLEY MANAGEMENT GROUP, INC.

                      Combined Financial Statement for the
                     Years Ended December 31, 1996 and 1995
                        and Independent Auditors' Report

INDEPENDENT AUDITORS' REPORT

To the Board of Directors of
   Wesley Medical Resources, Inc. and
   Wesley Management Group, Inc.:

We have audited the accompanying combined balance sheets of Wesley Medical Resources, Inc. and Wesley Management Group, Inc (an affiliated corporation) both of which are under common ownership and common management, as of December 31, 1996 and 1995, and the related combined statements of income, shareholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Companies' management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the combined financial position of Wesley Medical Resources, Inc. and Wesley Management Group, Inc. (an affiliated corporation) at December 31, 1996 and 1995, and the combined results of their operations and their combined cash flows for the years then ended in conformity with generally accepted accounting principles.

Our audits were conducted for the purpose of forming an opinion on the basic combined financial statements taken as a whole. The combining schedules on pages 10-15 are presented for the purpose of additional analysis of the basic combined financial statements rather than to present the financial position, results of operations, and cash flows of the individual companies, and are not a required part of the basic combined financial statements. These schedules are the responsibility of the Companies' management. Such schedules have been subjected to the auditing procedures applied in our audits of the basic combined financial statements and, in our opinion, are fairly stated in all material respects when considered in relation to the basic combined financial statements taken as a whole.

/s/ Deloitte & Touche, LLP
San Jose, California

June 3, 1997

WESLEY MEDICAL RESOURCES, INC. AND
WESLEY MANAGEMENT GROUP, INC.

Combined Balance Sheets
December 31, 1996 and 1995

ASSETS                                                    1996          1995
CURRENT ASSETS:
 Cash and cash equivalents                            $       244   $   200,388
 Accounts receivable, net of allowance for doubtful
    accounts of $4,680 in 1996 and $2,732 in 1995         828,742     1,000,066
 Prepaid expenses and other assets                         87,487        47,227
                                                      -----------   -----------
         Total current assets                             916,473     1,247,681
PROPERTY AND EQUIPMENT, Net                                51,399        50,713
DUE FROM OFFICER                                          607,001       327,803
GOODWILL                                                   32,275        41,375
                                                      -----------   -----------
TOTAL                                                 $ 1,607,148   $ 1,667,572
                                                      ===========   ===========

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
   Line of credit                                     $   565,036   $   582,998
   Accounts payable                                       191,826       141,917
   Accrued liabilities                                     31,870        83,418
   Payroll taxes payable                                      371        16,552
   Deferred income taxes                                   22,935        17,788
   Notes payable                                           13,769        15,799
                                                      -----------   -----------
         Total current liabilities                        825,807       858,472
                                                      -----------   -----------

SHAREHOLDERS' EQUITY:
   Common stock                                           155,079       111,079
   Deferred stock compensation                                 --        (3,500)
   Retained earnings                                      626,262       701,521
                                                      -----------   -----------
         Total shareholders' equity                       781,341       809,100
                                                      -----------   -----------
TOTAL                                                 $ 1,607,148   $ 1,667,572
                                                      ===========   ===========



See notes to combined financial statements.

WESLEY MEDICAL RESOURCES, INC. AND
WESLEY MANAGEMENT GROUP, INC.

Combined Statements of Income
Years Ended December 31, 1996 and 1995

                                                       1996            1995
REVENUES                                            $ 3,981,630     $ 4,371,068
                                                    -----------     -----------

Nurse wage                                            2,669,517       2,937,587
Payroll taxes                                           242,260         261,452
Insurance and benefits                                   66,162          57,936
                                                    -----------     -----------
         Total                                        2,977,939       3,256,975
                                                    -----------     -----------

GROSS PROFIT                                          1,003,691       1,114,093
                                                    -----------     -----------

GENERAL AND ADMINISTRATIVE:
   Auto expense                                           1,800          12,676
   Bank service fees                                     12,939          12,445
   Consulting                                            14,603         112,670
   Depreciation and amortization                         21,068          15,247
   Insurance (Group Health)                              20,516          18,538
   Legal and accounting                                  21,386          70,009
   Salaries                                             442,833         371,287
   Payroll taxes                                         38,339          29,298
   Rent                                                  74,409          39,354
   Telephone                                             30,163          23,426
   Travel                                                27,476          41,205
   Other general and administrative expenses            139,249          81,021
                                                    -----------     -----------
         Total operating expenses                       844,781         827,176
                                                    -----------     -----------

OPERATING INCOME                                        158,910         286,917
                                                    -----------     -----------

OTHER INCOME (EXPENSE):
   Interest income                                       28,845          20,081
   Interest expense                                     (42,425)        (37,529)
                                                    -----------     -----------
         Total other expenses                           (13,580)        (17,448)
                                                    -----------     -----------

INCOME BEFORE INCOME TAXES                              145,330         269,469

PROVISION FOR INCOME TAXES                                9,167          13,856
                                                    -----------     -----------

NET INCOME                                          $   136,163     $   255,613
                                                    ===========     ===========

See notes to combined financial statements.

WESLEY MEDICAL RESOURCES, INC. AND
WESLEY MANAGEMENT GROUP, INC.

Combined Statements of Shareholders' Equity
Years Ended December 31, 1996 and 1995

                                                    Deferred
                                     Common          Stock          Retained
                                      Stock       Compensation      Earnings         Total
BALANCE, JANUARY 1, 1995            $  58,085      $ (10,500)      $ 445,908       $ 493,493

Amortization of deferred stock
 compensation                                          7,000                           7,000
Contributed capital                    40,391             --              --          40,391
Issuance of common stock               12,603             --              --          12,603
Net income                                 --             --         255,613         255,613
                                    ---------      ---------       ---------       ---------

BALANCE, DECEMBER 31, 1995            111,079         (3,500)        701,521         809,100

Amortization of deferred stock
 compensation                                          3,500                           3,500
Contributed capital                    44,000             --              --          44,000
Issuance of common stock                   --             --        (211,422)       (211,422)
Net income                                 --             --         136,163         136,163
                                    ---------      ---------       ---------       ---------

BALANCE, DECEMBER 31, 1996          $ 155,079      $      --       $ 626,262       $ 781,341
                                    =========      =========       =========       =========







See notes to combined financial statements.

WESLEY MEDICAL RESOURCES, INC. AND
WESLEY MANAGEMENT GROUP, INC.

Combined Statements of Cash Flows
Years Ended December 31, 996 and 1995

CASH FLOWS FROM OPERATING ACTIVITIES:
   Net income                                                       $ 136,163       $ 255,613
   Adjustments to reconcile net income to net cash provided by operating activities:
      Depreciation and amortization                                    12,034          11,122
      Noncash expense in exchange for contributed capital              44,000          40,391
      Noncash charge for stock compensation                             3,500           7,000
      Goodwill amortization                                             9,100           4,125
      Deferred income taxes                                             5,147            --
      Changes in assets and liabilities:
         Accounts receivable                                          171,324        (409,896)
         Prepaid expenses and other assets                            (43,324)          5,203
         Accounts payable                                              49,909           3,844
         Accrued and other liabilities                                (51,548)         72,289
         Payroll taxes payable                                        (16,181)         14,466
                                                                    ---------       ---------
                 Net cash provided by operating activities            320,124           4,157
                                                                    ---------       ---------

CASH FLOWS FROM INVESTING ACTIVITIES:
   Purchases of property and equipment                                (12,720)         (8,932)
   Loans to officer                                                  (276,134)        (27,803)
   Purchase of RNE Medstaff                                              --           (62,500)
                                                                    ---------       ---------
         Net cash used in investing activities                       (288,854)        (99,235)
                                                                    ---------       ---------

CASH FLOWS FROM FINANCING ACTIVITIES:
   Borrowing (repayments) on line of credit, net                      (17,962)        282,998
   Borrowing on note payable                                             --            15,799
   Repayment of notes payable                                          (2,030)        (16,470)
   Distribution to shareholder                                       (211,422)           --
   Proceeds form issuance of common stock                                --            12,603
                                                                    ---------       ---------
         Net cash provided (used in) by financing activities         (231,414)        294,930
                                                                    ---------       ---------

NET INCREASE (DECREASE IN CASH & CASH EQUIVALENTS                    (200,144)        199,852

CASH AND CASH EQUIVALENTS, Beginning of year                          200,388             536
                                                                    ---------       ---------

CASH AND CASH EQUIVALENTS, End of year                              $     244       $ 200,388
                                                                    =========       =========

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
   Cash paid for interest                                           $  42,425       $  34,872
                                                                    =========       =========
   Cash paid for income taxes                                       $   2,500       $    --
                                                                    =========       =========

See notes to combined financial statements.

WESLEY MEDICAL RESOURCES, INC. AND
WESLEY MANAGEMENT GROUP, INC.

NOTES TO COMBINED FINANCIAL STATEMENTS
YEAR ENDED DECEMBER 31, 1996 AND 1995

1.   Summary of Organization and Significant Accounting Policies

     Basis of Combination - The accompanying combined financial statements include the accounts of Wesley Medical Resources ("WMR") and the related entity Wesley Management Group, Inc. ("WMG"), collectively referred to as the "Companies." The President of WMR and WMG is the sole shareholder of WMR and WMG. All significant related company transaction have been eliminated.

     Organizaton - Wesley Medical Resources, Inc. was incorporated in 1988 in the State of California. WMR provides supplemental health care staffing to hospitals, clinics and similar health care institutions. WMR also operates under the names of Wesley Nursing Services, Inc. and Medstaff Personnel Services. Wesley Management Group was incorporated in 1995 in the State of California and provides administrative and accounting services primarily for WMR and provides supplemental healthcare staffing to hospitals, clinics and similar healthcare in the state of Nevada under the name StaffMates.

     Property and Equipment are recorded at cost and are depreciated using the straight-line method over five to ten years, the estimated useful life of the related assets.

     Goodwill are the costs in excess of net assets acquired resulting from a 1995 business acquisition. Goodwill is being amortized on a straight-line basis over five years (Note 2). The carrying value of goodwill is reviewed periodically based on the projected undiscounted cash flows of the related business over the remaining amortization period. If the cash flow indicates that the goodwill is not recoverable, the carrying value will be reduced by the estimated shortfall of the cash flows. No reduction in goodwill was necessary for 1995 and 1996.

     Revenue Recognition - The Companies recognize revenues as services are provided.

     Income Taxes - The Companies record income taxes based on Statement of Financial Accounting Standards No. 109, Accounting for Income Taxes, which requires the asset and liability approach for financial accounting and reporting of income taxes.

     Income taxes are provided for federal income tax and California franchise tax. WMR and its shareholder have elected, under federal and California tax law, to be treated as an S Corporation. Under these provisions, the shareholder is taxed individually on the allocated share of WMR's income. Therefore, no provision is made for federal income taxes for WMR. Although S Corporation status is recognized for California income tax purposes, the state requires S Corporation to pay a tax of 1.5% of taxable income. Tax liabilities for WMG reflect tax rates applies to corporations other than S corporations.

     Cash Equivalents - The Companies consider all highly liquid investment with original maturities not exceeding three months to be cash equivalents. All cash equivalents at December 31, 1996 are held with one financial institution.

     Use of Estimates - The preparation of the Companies' financial statements in conformity with generally accepted accounting principles necessarily requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the balance sheet dates and the reported amounts of revenues and expenses for the periods presented. Actual results could differ from those estimates.

     Effect of Recent Accounting Pronouncements - In 1996, the Company adopted Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets," which requires that the Company review for impairment of long-lived assets, and certain identifiable intangibles, and goodwill related to those assets whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Management believes that there was no impairment of long-lived assets as of December 31, 1996.

2.   Acquisition

     On July 16, 1995, WMR acquired substantially all of the assets and assumed certain liabilities of RNE Medstaff ("RNE") for approximately $62,500. WMR recorded the acquisition using the purchase method of accounting. Accordingly, WMR allocated the purchase price to assets and liabilities based on their estimated fair values as of the date of acquisition and recorded goodwill of $45,500 which is being amortized on a straight-line basis over five years. The results of operations of RNE since the acquisition date have been included in the financial statements.

3.   Property and Equipment

     Property and equipment consist of the following at December 31, 1996 and 1995:

                                                        1996                1995

         Equipment                                    $ 17,938         $  8,933
         Furniture and fixtures                         65,277           61,628
                                                      --------         --------
            Total                                       83,215           70,561
         Less accumulated depreciation                 (31,816)         (19,848)
                                                      --------         --------

            Total                                     $ 51,339         $ 50,713
                                                      ========         ========

4.   Due from Officers

     At December 31, 1995, the sole shareholder of WMR had a note payable bearing interest at 6.66%, to WMR for $300,000, which was paid in full in 1996. On December 31, 1996, the shareholder entered into another borrowing agreement for $475,000 with WMR. The note bears interest at the Applicable Federal Rate (5.52% at December 31, 1996).

     At December 31, 1995, $27,803 was due from two officers of WMG on notes bearing interest at 7.44%, and was paid in full in 1996. On December 31, 1996, the sole shareholder of WMG, entered into another borrowing agreement for $120,000 with WMG. The note bears interest at the Applicable Federal Rate (5.52% at December 31, 1996).

     At December 31, 1996, the above notes have $12,001 of related interest receivable included in the balances.

5.   Borrowing Arrangements

     WMR had a $1,000,000, limited to 75% of eligible accounts receivable, revolving line of credit agreement with a bank which expired on April 30, 1997. Borrowings under the line of credit are collateralized by substantially all of the assets of the Companies and bear interest at the Bank's reference interest rate (8.25% and 8.5% at December 31, 1996 and 1995) plus 3%. The Companies had outstanding borrowings of $565,036 and $582,998 under the line of credit at December 31, 996 and 1995. The revolving line of credit agreement requires the Companies to maintain certain financial covenants. At December 31, 1996, the Companies were not in compliance with such covenants.

     In May 1997, WMR entered into a $750,000 credit facility, limited to 90% of eligible accounts receivable, which is due upon the collection of WMR accounts receivables. WMR incurs a daily finance charge of 0.05% on the face amount of each outstanding unpaid receivable. Proceeds from this new credit facility were used to repay WMR's revolving line of credit agreement which expired on April 30, 1997. The credit facility is due upon the demand of the lender.

     The Companies finance a portion of their annual insurance premiums through a note payable with the insurance company. At December 31, 1996 and 1995, the notes had an outstanding balance of $13,769 and $15, 799, respectively. The notes bear interest at a rate of 9.75% and are due within one year. Interest expense related to these notes approximately $220 for both of the years ended December 31, 1996 and 1995, respectively.

6.   Income Taxes

     The components of the provision (benefit) for income taxes for the years ended December 31, 1996 and 1995 are as follows:

                                                         1996             1995
         Current -
            California                                 $ 4,020           $ 1,600
                                                       -------           -------

         Deferred:
            Federal                                      5,326             2,445
            California                                    (179)            9,811
                                                       -------           -------
                  Total deferred                         5,147            12,256
                                                       -------           -------

         Provision for income taxes                    $ 9,167           $13,856
                                                       =======           =======

     The deferred tax liability at December 31, 1996 and 1995 of $22,935 and $17,778, respectively, consisted of adjustments to cash basis tax accounting and reserves recognized in different periods.

7.   Operating Leases

     The Companies' facilities are leased under operating leases which expire through fiscal year 1997. Future minimum payments on operating leases at December 31, 1996 was $30,908.

     Rental expense under operating leases was approximately $74,409 and $39,535 for the years ended December 31, 1996 and 1995, respectively.

8.   Shareholders' Equity

     At December 31, 1996, WMR had 1,000,000 shares of no par value common stock authorized and 1,000 shares issued and outstanding. During 1995, WMR recorded $40,391 as contributed capital from WMR's sole shareholder. During 1996, WMG recorded $44,000 as contributed capital form WMG's sole shareholder. Such amounts represent certain WMR and WMG expense paid by the sole shareholder which were treated as contributed capital in lieu of reimbursement to the sole shareholder.

     At December 31, 996 and 1995, WMG had 2,000,000 shares of no par common stock authorized. During 1995, WMG issued 1,000 shares of common stock, which amounted to WMG's total issued and outstanding shares at December 31, 1996 and 1995.

9.   Stock Compensation

     In 1991, the Company entered into an employment agreement with an officer, to distribute 3% of WMR's common shares annually until the officer had acquired 15% of WMR's common shares. In the years ended December 31, 1996 and 1995, the Companies recognized $3,500 and $7,000 respectively, of compensation expense related to this agreement. As of December 31, 1996, no shares have been issued under this agreement.

10.  Significant Customers

     Substantially all of the Companies' customers are in the health care industry in Northern California and Nevada. Two customers accounted for 48% and 18% of total revenues in the year ended December 31, 1996, one of which accounted for 71% of accounts receivable at December 31, 1996. One customer represented 70% of revenues for the year ended December 31, 1995, and 70% of accounts receivable at December 31, 1995.

11.  Subsequent Events

     In January 1997, the shareholder of WMR formed a new corporation, Allied Personnel Services, and transferred certain operations ("StaffMates"), which were included in the 1996 WMG results, to Allied Personnel Services. StaffMates accounted for $82,000 of revenues, $59,000 of cost of sales and $49,000 of expenses in 1996 and did not contribute to 1995 results.

     In 1997, WMR received a draft agreement and plan of reorganization to merge WMR and Allied Personnel Services with Medical Resources, Incorporated ("MRI") for shares of MRI worth $2,000,000 upon closing and future payments based upon earnings of WMR and Allied Personnel Services through the year 2000. Prior to the merger with MRI, Allied Personnel Services is expected to merge with WMR.

     On June 3, 1997, in anticipation of the merger with MRI, WMR agreed to issue 15% of WMR's common stock to an officer in connection with an employment agreement (see Note 9). The common stock issuance is expected to occur immediately prior to the merger with MRI and after the merger of Allied Personnel Services with WMR. The common stock issuance is expected to occur immediately prior to the merger with MRI and after the merger of Allied Personnel Services with WMR. In addition, WMR agreed to lend the officer $200,000.

                        MEADOWS MEDICAL MANAGEMENT, INC.

                              FINANCIAL STATEMENTS

                                DECEMBER 31, 1996

                        MEADOWS MEDICAL MANAGEMENT, INC.

                              FINANCIAL STATEMENTS
                          YEAR ENDED DECEMBER 31, 1996



                                Table of Contents


   Financial Statements:

            Independent Auditors' Report                                      1

            Balance Sheet                                                     2

            Statement of Operations and Retained Earnings                     3

            Statement of Cash Flows                                           4

            Notes to Financial Statements                                     5

            Notes to Financial Statements                                     6

            Notes to Financial Statements                                     7

                          INDEPENDENT AUDITORS' REPORT


Board of Directors
Meadows Medical Management, Inc.
Brooklyn, New York

We have audited the accompanying balance sheet of Meadows Medical Management, Inc. as of December 31, 1996 and the related statements of operations and retained earnings, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion the financial statements referred to above present fairly, in all material respects, the financial position of Meadows Medical Management, Inc. as of December 31, 1996 and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.




/s/ IVES & SULTAN, LLP
Certified Public Accountants
Woodbury, New York
January 21, 1997

                        MEADOWS MEDICAL MANAGEMENT, INC.

                                  BALANCE SHEET
                                DECEMBER 31, 1996


                                     Assets
Current Assets
   Cash and Cash Equivalents (Note 1b)                                $      312
   Accounts Receivable                                                   524,898
                                                                      ----------
                                                                         525,210

Fixed Assets - Net of Accumulated Depreciation (Note 3)                1,982,171
                                                                      ----------

                                                                      $2,507,381
                                                                      ==========


                      Liabilities and Stockholders' Equity

Current Liabilities
   Accounts Payable                                                   $  113,048
   Accrued Expenses (Note 4)                                              12,452
   Current Portion of Long-Term Debt (Note 5)                            345,784
   Due to Affiliates (Note 2)                                            140,256
                                                                      ----------
                                                                         611,540
                                                                      ----------

Long-Term Liabilities
   Long-Term Debt - Less: Current Portion (Note 5)                     1,519,530
                                                                      ----------

Stockholders' Equity
   Capital Stock, No Par Value - 200 Shares Authorized,
      Issued and Outstanding                                               1,000
   Paid-In Capital                                                        46,000
   Retained Earnings                                                     329,311
                                                                      ----------
                                                                         376,311
                                                                      ----------

                                                                      $2,507,381
                                                                      ==========


The accompanying notes are an integral part of these financial statements.

                        MEADOWS MEDICAL MANAGEMENT, INC.

                  STATEMENT OF OPERATIONS AND RETAINED EARNINGS
                          YEAR ENDED DECEMBER 31, 1996


Revenues                                                              $1,782,622
                                                                      ----------

Expenses
   Medical Supplies                                                       36,050
   Film                                                                   37,768
   Payroll                                                               380,822
   Payroll Taxes                                                          34,832
   Office and Miscellaneous                                               46,089
   Telephone                                                              26,420
   Maintenance and Repairs                                                13,539
   Legal and Accounting                                                   35,683
   Rent                                                                  218,039
   Insurance                                                              67,430
   Advertising                                                            49,954
   Travel and Entertainment                                               14,370
   Equipment Rental                                                       91,052
   Outside Services                                                       58,444
   Interest                                                              212,106
   Sales Tax                                                              17,565
   Employee Expenses                                                       9,366
   Depreciation                                                          314,032
                                                                      ----------
                                                                       1,663,561
                                                                      ----------

Net Earnings                                                             119,061

Retained Earnings - At Beginning                                         210,250
                                                                      ----------

Retained Earnings - At End                                            $  329,311
                                                                      ==========






The accompanying notes are an integral part of these financial statements.

                        MEADOWS MEDICAL MANAGEMENT, INC.

                             STATEMENT OF CASH FLOWS
                          YEAR ENDED DECEMBER 31, 1996

Operations
   Cash Provided By (Used For) Operations:
      Net Earnings                                                    $ 119,061
                                                                      ---------
      Adjustment to Reconcile Net Earnings to
         Net Cash Provided By (Used For) Operations:
            Depreciation                                                314,032
      Accounts Receivable                                              (118,538)
      Accounts Payable                                                   (2,154)
      Accrued Expenses                                                   12,452
                                                                      ---------
                                                                        205,792
                                                                      ---------

Total Cash Provided By Operations                                       324.853
                                                                      ---------

Investing
   Cash Provided By (Used For) Investing:
     Purchase of Fixed Assets                                          (268,346)
                                                                      ---------
Financing
   Cash Provided By (Used For) Financing:
     Loans to Affiliates                                                 71,498
     Principal Payments on Long-Term Debt                              (136,834)
                                                                      ---------
Total Cash Used For Financing                                           (65,336)
                                                                      ---------

Net Decrease in Cash and Cash Equivalents                                (8,829)

Cash and Cash Equivalents - At Beginning                                  9,141
                                                                      ---------

Cash and Cash Equivalents - At End                                    $     312
                                                                      =========

Supplemental Disclosures of Cash Flow Information:

   Cash Paid During The Period For:
      Interest                                                        $ 199,654
                                                                      =========




The accompanying notes are an integral part of these financial statements.

                        MEADOWS MEDICAL MANAGEMENT, INC.

                          NOTES TO FINANCIAL STATEMENTS
                          YEAR ENDED DECEMBER 31, 1996

1.   Summary of Significant Accounting Policies

     a.   Type of Organization

          Meadows Medical Management, Inc. is a New York corporation duly organized and validly existing under the laws of the State of New York. The corporation was organized on August 29, 1994 for the purpose of operating a radiological health facility located in Queens, New York. During 1995 and 1996, the Company was in the process of constructing a new office at 163-03 Horace Harding Expressway while operating at 161-05 Horace Harding Expressway. As of January 1, 1996, the construction was completed and all activity is conducted out of the new office.

     b.   Cash Equivalents

          For purposes of the statement of cash flows, the Company considers all highly liquid financial instruments purchased with an original maturity of three months or less to be cash equivalents.

     c.   Current Assets and Current Liabilities

          Current assets and current liabilities include such items expected to be realized or liquidated during the next year.

     d.   Fixed Assets

          Depreciation of equipment for financial reporting purposes is computed at rates adequate to allocate the cost of applicable assets over their expected useful lives. Straight line depreciation methods are being utilized.

          Equipment, renewals and improvements are capitalized at cost by additions to the related asset accounts, while repairs and maintenance costs are charged against income. The Company records sales and retirements by removing the cost and accumulated depreciation form the asset and reserve accounts, reflecting any resulting gain or loss in earnings.

     e.   Leases and Rentals

          Where equipment is leased under long term leases and the Company can acquire the asset at prices less than fair market value upon expiration of the lease, the asset is capitalized and the lease obligation is included in long-term debt. Under net leases where no opportunities exist to acquire the asset at less than fair market value and where no residual values are available at nominal cost, the rentals are recorded as equipment rental and the asset is not capitalized.

     f.   Income Taxes

          As of January 1, 1995, the Shareholders' elected to treat the Company as a small business corporation ("S" Corporation) for income tax purposes as provided in Section 1372 (a) of the Internal Revenue Code and applicable state statutes. As such, the corporate income or loss and credits are passed through to the stockholders and combined with their other personal income and deductions to determine taxable income on their individual returns. New York State currently imposes a tax on S Corporation earnings in excess of $200,000.

                        MEADOWS MEDICAL MANAGEMENT, INC.

                          NOTES TO FINANCIAL STATEMENTS
                          YEAR ENDED DECEMBER 31, 1996

2.   Due to Affiliates

     Due to affiliates are amounts due to related parties, Brooklyn Medical Imaging Center and Staten Island Medical Imaging, Inc. in the amount of $115,256 and $25,000, respectively. The amounts are due on demand and are non-interest bearing. These related parties have similar ownership and/or common officers.

3.   Fixed Assets

     Fixed assets consist of the following:

                                                  Estimated
                                                  Useful Life
      Medical Equipment                             7 years         $ 2,160,394
      Leasehold Improvements                       30 years             127,800
      Furniture and Fixtures                        7 years               8,009
                                                                    -----------
                                                                      2,296,203
      Less: Accumulated Depreciation                                    314,032
                                                                    -----------
                                                                    $ 1,982,171
                                                                    ===========

     Depreciation expense for the year ended December 31, 1996 is $314,032. As of December 31, 1996, the gross amount of assets recorded under capital leases totaled $1,640,000 and accumulated depreciation related to those assets totaled $231,071.

4.   Accrued Expenses

     Accrued expenses consist of interest in the amount of $12,452.

5.   Long-Term Debt

         Long-termdebt consist of the following: Lease payable - DVI Financial
                  Services, Inc.; capital lease secured by medical equipment; 51 monthly payments remain of $1,961 including interest at
                  11.08%; final payment due
                  March, 2001                                                      $   79,453

                  Lease payable - DVI Financial Services Inc.; capital lease secured by medical equipment; 49 monthly payments remain of
                  $21,696 including interest
                  at 11.51%; final payment due December, 2000                         852,840

                  Lease payable - Meadows CT Inc.; capital lease secured by
                  medical equipment; 104 monthly payments remain of $7,500
                  including interest at 9.9%; final payment
                  due June, 2005                                                      516,354

                  Note payable - Mark D. Novick, MD, PC; 50 monthly
                  principal payments remain of $8,333.33 plus interest at 9.5%        416,667
                                                                                   ----------
                                                                                    1,865,314
                  Less: Current Portion                                               345,784
                                                                                   ----------
                                                                                   $1,519,530
                                                                                   ==========

                        MEADOWS MEDICAL MANAGEMENT, INC.

                          NOTES TO FINANCIAL STATEMENTS
                          YEAR ENDED DECEMBER 31, 1996


5.   Long-Term Debt (Continued)

     Future principal debt repayments are estimated to be as follows:

         Twelve Months Ended
               December 31,
                  1997                                $  345,784
                  1998                                   360,853
                  1999                                   392,104
                  2000                                   421,793
                  2001 and Thereafter                    344,780
                                                      ----------
                                                      $1,865,314
                                                      ==========

6.   Commitments and Contingencies

     a.   Rent

          The company entered into a five year lease with Banle Associates in August, 1995. The lease calls for rent payments of $15,000 per month plus reimbursement for utilities and real estate taxes. Future minimum lease payments are as follows:

                  Twelve Months Ended
                       December 31,
                           1997                               $   180,000
                           1998                                   189,000
                           1999                                   198,432
                           2000                                   202,392
                                                              -----------
                                                              $   769,824
                                                              ===========

     b.   Equipment Rental

          Meadows Medical Management, Inc. has entered into various operating leases for equipment. These leases require total monthly payments of approximately $7,500 per month.

7.   Concentration of Credit Risk

     The Company's financial instruments that are exposed to concentration of credit risk consist primarily of cash and cash equivalents and trade accounts receivable. The Company places its cash and temporary cash investments with high credit quality institutions. At times such investments may be in excess of the FDIC insurance limit. The Company routinely assesses the financial strengths of its customers and, as a consequence, believes that its trade accounts receivable credit risk exposure is limited.

8.   Subsequent Events

     Subsequent to the date of this report, the assets of this Company were sold. The sale of these assets was included with the sale of other medical imaging centers with similar ownership. This sale included all equipment and goodwill.

                         BROOKLYN MEDICAL IMAGING CENTER

                              FINANCIAL STATEMENTS

                           DECEMBER 31, 1996 AND 1995

                         BROOKLYN MEDICAL IMAGING CENTER

                              FINANCIAL STATEMENTS
                     YEARS ENDED DECEMBER 31, 1996 AND 1995







                                Table of Contents


   Financial Statements:

            Independent Auditors' Report                                     1

            Balance Sheets                                                   2

            Statements of Operations                                         3

            Statements of Partners' Capital                                  4

            Statements of Cash Flows                                         5

            Notes to Financial Statements                                    6

            Notes to Financial Statements                                    7

            Notes to Financial Statements                                    8

            Notes to Financial Statements                                    9

                          INDEPENDENT AUDITORS' REPORT





Partners
Brooklyn Medical Imaging Center
Brooklyn, New York


We have audited the accompanying balance sheets of Brooklyn Medical Imaging Center as of December 31, 1996 and 1995 and the related statements of operations, partners' capital and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion the financial statements referred to above present fairly, in all material respects, the financial position of Brooklyn Medical Imaging Center as of December 31, 1996 and 1995 and the results of its operations, partners' capital and its cash flows for the years then ended in conformity with generally accepted accounting principles.




/s/ IVES & SULTAN, LLP
Certified Public Accountants
Woodbury, New York


February 19, 1997

                         BROOKLYN MEDICAL IMAGING CENTER

                                 BALANCE SHEETS
                                  DECEMBER 31,

                                                               1996          1995
                                     Assets
Current Assets
   Cash and Cash Equivalents (Note 1b)                      $    8,807   $    5,334
   Accounts Receivable                                       1,210,876      578,206
   Prepaid Expenses                                             17,751         --
   Due From Affiliates (Note 2)                                108,362      205,221
                                                            ----------   ----------
                                                             1,345,796      788,761
                                                            ----------   ----------

Fixed Assets - Net of Accumulated Depreciation (Note 3)      2,715,237    2,093,628
                                                            ----------   ----------

Other Assets
   Security Deposits                                            35,700       35,700
                                                            ----------   ----------

                                                            $4,096,733   $2,918,089
                                                            ==========   ==========


                        Liabilities and Partners' Capital

Current Liabilities
   Accounts Payable                                         $  295,340   $  194,063
   Accrued Expenses (Note 4)                                    24,810         --
   Current Portion of Long-Term Debt (Note 5)                  846,152      656,221
   Line of Credit - Key Bank (Note 6)                          199,203      199,203
                                                            ----------   ----------
                                                             1,365,505    1,049,487

Long-Term Liabilities
   Long-Term Debt - Less: Current Portion (Note 5)           1,228,364      645,874
                                                            ----------   ----------

Partners' Capital                                            1,502,864    1,222,728
                                                            ----------   ----------

                                                            $4,096,733   $2,918,089
                                                            ==========   ==========


The accompanying notes are an integral part of these financial statements.

                         BROOKLYN MEDICAL IMAGING CENTER

                            STATEMENTS OF OPERATIONS
                            YEARS ENDED DECEMBER 31,

                                                        1996            1995
Revenues                                            $ 5,295,918     $ 4,437,171
                                                    -----------     -----------

Expenses
   Payroll                                            1,478,549       1,365,309
   Payroll Taxes                                        134,640         127,158
   Employee Medical Insurance                           150,589         144,678
   Pension Contribution                                   3,459           2,362
   Maintenance Contracts                                188,948         243,480
   Film                                                 212,710         181,002
   Medical Supplies                                     368,117         285,350
   Rent                                                 174,797         252,182
   Real Estate Taxes                                     43,194          38,036
   Equipment Rental                                     112,356          97,452
   Depreciation                                         517,592         365,619
   Maintenance and Repair                                54,642          83,313
   Utilities                                             64,394          64,007
   Telephone                                             37,643          37,263
   Advertising                                           60,945          19,712
   Legal and Accounting                                  93,849          86,577
   Outside Services                                     860,184       1,004,089
   Office and miscellaneous                             100,662         127,958
   Postage and Messenger                                 29,675          22,005
   Insurance                                             63,575          59,401
   Interest                                             222,504         126,303
   Automobile                                            10,538          10,938
   Sales and Other Miscellaneous Taxes                   32,220          42,979
                                                    -----------     -----------
                                                      5,015,782       4,787,173
                                                    -----------     -----------

Net Earnings (Loss)                                 $   280,136     $  (350,002)
                                                    ===========     ===========






The accompanying notes are an integral part of these financial statements.

                         BROOKLYN MEDICAL IMAGING CENTER

                         STATEMENTS OF PARTNERS' CAPITAL
                            YEARS ENDED DECEMBER 31,


                                                      1996              1995
Partners' Capital - Beginning                     $ 1,222,728       $ 1,637,730

Net Earnings (Loss)                                   280,136          (350,002)
                                                  -----------       -----------
                                                    1,502,864         1,287,728

Less: Equity Distributions                               --              65,000
                                                  -----------       -----------

Partners' Capital - Ending                        $ 1,502,864       $ 1,222,728
                                                  ===========       ===========








The accompanying notes are an integral part of these financial statements.

                         BROOKLYN MEDICAL IMAGING CENTER

                            STATEMENTS OF CASH FLOWS
                            YEARS ENDED DECEMBER 31,

                                                           1996           1995
Operations
   Cash Provided By (Used For) Operations:
      Net Earnings (Loss)                              $   280,136    $  (350,002)
                                                       -----------    -----------
      Adjustment to Reconcile Net Earnings to
         Net Cash Provided By (Used For) Operations:
            Depreciation                                   517,592        365,619
      Accounts Receivable                                 (632,670)       695,960
      Prepaid Expenses                                     (17,750)          --
      Security Deposits                                       --          (35,700)
      Accounts Payable and Accrued Expenses                101,277         29,609
      Accrued Expenses                                      24,810           --
                                                       -----------    -----------
                                                            (6,741)     1,055,488

Total Cash Provided By Operations                          273,395        705,486
                                                       -----------    -----------

Investing
   Cash Provided By (Used For) Investing:
      Advances to Affiliates                                96,858       (170,351)
      Purchases of Capital Assets                       (1,139,201)       (40,224)
                                                       -----------    -----------
Total Cash Used For Investing                           (1,042,343)      (210,575)
                                                       -----------    -----------

Financing
   Cash Provided By (Used For) Financing:
      Line of Credit - Key Bank                               --          199,203
      Proceeds on Long-Term Debt                         1,110,640           --
      Principal Payments on Long-Term Debt                (338,219)      (628,294)
      Partners' Distributions                                 --          (65,000)
                                                       -----------    -----------
Total Cash Provided By (Used For) Financing                772,421       (494,091)
                                                       -----------    -----------

Net Increase in Cash and Cash Equivalents                    3,473            820

Cash and Cash Equivalents - At Beginning                     5,334          4,514
                                                       -----------    -----------

Cash and Cash Equivalents - At End                     $     8,807    $     5,334
                                                       ===========    ===========

Supplemental Disclosures of Cash Flow Information:

   Cash Paid During The Period For:
      Interest                                         $   197,694    $   126,303
                                                       ===========    ===========

The accompanying notes are an integral part of these financial statements.

                         BROOKLYN MEDICAL IMAGING CENTER

                          NOTES TO FINANCIAL STATEMENTS
                     YEARS ENDED DECEMBER 31, 1996 AND 1995


1.   Summary of Significant Accounting Policies

     a.   Type of Organization

          Brooklyn Medical Imaging Center ("Partnership") is a New York partnership duly organized and validly existing under the laws of the State of New York. The Partnership was organized on June 1, 1998 for the purpose of maintaining radiological health services.

          Prior to September 1, 1994, Brooklyn Medical Imaging Center, Brooklyn Investors Group L.P. and Diagnostic Imaging Associates, which have interrelated owners/officers, shared common facilities and personnel at 450 Avenue P in Brooklyn. As of September 1, 1994, all business activities of these three companies were merged. All assets and liabilities have been transferred at book value.

     b.   Cash Equivalents

          For purposes of the statement of cash flows, the Partnership considers all highly liquid financial instruments purchased with an original maturity of three months or less to be cash equivalents.

     c.   Current Assets and Current Liabilities

          Current assets and current liabilities include such items expected to be realized or liquidated during the next year.

     d.   Fixed Assets

          Depreciation of equipment for financial reporting purposes is computed at rates adequate to allocate the cost of applicable assets over their expected useful lives. Both straight line and accelerated depreciation methods are being utilized.

          Equipment, renewals and improvements are capitalized at cost by additions to the related asset accounts, while repairs and maintenance costs are charged against income. The Partnership records sales and retirements by removing the cost and accumulated depreciation form the asset and reserve accounts, reflecting any resulting gain or loss in earnings.

     e.   Leases and Rentals

          Where equipment is leased under long term leases and the Partnership can acquire the asset at prices less than fair market value upon expiration of the lease, the asset is capitalized and the lease obligation is included in long-term debt. Under net lease where no opportunities exist to acquire the asset at less than fair market value and where no residual values are available at nominal cost, the rentals are recorded as equipment rental and the asset is not capitalized.

     f.   Income Taxes

          Provisions have not been made in these financial statements for any income tax ramifications. As a partnership, all tax implications pass directly to the partners on their personal income tax returns.

                         BROOKLYN MEDICAL IMAGING CENTER

                          NOTES TO FINANCIAL STATEMENTS
                     YEARS ENDED DECEMBER 31, 1996 AND 1995


2.   Due From Affiliates

     Due from affiliates are net amounts due form/to related parties, Meadows Medical Management, Inc. and Staten Island Medical Imaging, Inc. in the amounts of $115,256 due form and $(6,894) due to, respectively. The amounts are due on demand and are non-interest bearing. These related parties have similar ownership and/or common officers.

3.   Fixed Assets

     Fixed assets consist of the following:

                                            Estimated
                                            Useful Life          1996             1995
       Medical Equipment                      7 years         $5,467,529       $4,362,038
       Leasehold Improvements                30 years            260,320          226,610
                                                              ----------       ----------
                                                               5,727,849        4,588,648
       Less: Accumulated Depreciation                          3,012,612        2,495,020
                                                              ----------       ----------
                                                              $2,715,237       $2,093,628
                                                              ==========       ==========

     Depreciation expenses for the years ended December 31, 1996 and 1995 is $517,592 and $365,619, respectively. As of December 31, 1996 and 1995, the gross amount of assets recorded under capital leases totaled $2,199,714 and $1,094,222 respectively. Accumulated depreciation related to those assets totaled $579,114 and $361,832, respectively.

4.   Accrued Expenses

     Accrued expenses consist of interest in the amount of $24,810.

5.   Long-Term Debt

     Long-term debt consist of the following:

                                                                            1996              1995
          Lease payable - DVI Financial Services, Inc.;
          capital lease secured by medical equipment;
          26 monthly payments remain of $10,679
          including interest at 9%; final payment due
          May, 1999.                                                    $   251,404      $   327,656

          Lease payable - Siemens Credit Corp.; capital
          lease secured by medical equipment; 31 monthly
          payments remain of $12,142 including interest
          at 9.9%; final payment due May, 1999.                             330,927          420,912

                         BROOKLYN MEDICAL IMAGING CENTER

                          NOTES TO FINANCIAL STATEMENTS
                     YEARS ENDED DECEMBER 31, 1996 AND 1995


5.   Long-Term Debt (Continued)

                                                                            1996              1995
          Note payable - Key Bank; note secured by
          equipment; 5 monthly principal payments of
          $13,330 plus interest at prime plus 1%
          remain; final balloon payment of $359,904
          due March, 1997.                                                 426,554          553,527

          Lease payable - DVI Financial Services Inc.;
          capital lease secured by medical equipment;
          55 monthly payments remain of $22,652
          including interest at 12%; final payment due
          June, 2001.                                                      954,531            ---

          Lease payable - DVI Financial Services Inc.;
          capital lease secured by medical equipment;
          59 monthly payments remain of $2,502
          including interest at 12%; final payment due
          October, 2001.                                                   111,100            ---
                                                                        ----------       ----------
                                                                         2,074,516        1,302,095
          Less: Current Portion                                            846,152          656,221
                                                                        ----------       ----------
                                                                        $1,228,364       $  645,874
                                                                        ==========       ==========

     Future principal debt repayments are estimated to be as follows:

         Twelve Months Ended
               December 31,
                  1997                               $   846,152
                  1998                                   416,441
                  1999                                   425,931
                  2000                                   225,060
                  2001 and Thereafter                    160,932
                                                     -----------
                                                     $ 2,074,516
                                                     ===========

6.   Line of Credit - Key Bank

     Line of credit - Key Bank consists of a revolving line with interest payable at 9.25% per annum.

                         BROOKLYN MEDICAL IMAGING CENTER

                          NOTES TO FINANCIAL STATEMENTS
                     YEARS ENDED DECEMBER 31, 1996 AND 1995



7.   Commitments and Contingencies

     a.   Rent

          Brooklyn Medical Imaging Center is leasing space form an affiliated entity, 450 Avenue P Corp. at approximately $15,000 per month, based on the pass through of total expenditures of 450 Avenue P Corp. 450 Avene P Corp. has various mortgages and notes that require monthly expenditures of approximately $25,000 through August, 1995 and then approximately $15,000 per month through December 2008. The premises are owned by 450 Avenue P Corp. subject to a land lease expiring on September 30, 2010.

     b.   Equipment Rental

          Brooklyn Medical Imaging Center has entered into various operating leases for equipment. These leases require total monthly payments of approximately $9,500 per month through September of 1996 and $3,400 per month thereafter (See Note 1e).

8.   Concentration of Credit Risk

     The Company's financial instruments that are exposed to concentrations of credit risk consist primarily of cash and cash equivalents and trade accounts receivable. The Company places its cash and temporary cash investments with high credit quality institutions. At times such investments may be in excess of the FDIC insurance limit. The Company routinely assesses the financial strengths of its customers and, as a consequence, believes that its trade accounts receivable credit risk exposure is limited.

9.   Prior Periods

     Prior periods financial statements have been reclassified to conform with the current years presentation.

10.  Subsequent Events

     Subsequent to the date of this report, the assets of this Company were sold. The sale of these assets was included with the sale of other medical imaging centers with similar ownership. This sale included all equipment and goodwill.

                       STATEN ISLAND MEDICAL IMAGING INC.

                              FINANCIAL STATEMENTS

                                DECEMBER 31, 1996

                       STATEN ISLAND MEDICAL IMAGING INC.

                              FINANCIAL STATEMENTS
                          YEAR ENDED DECEMBER 31, 1996



                                Table of Contents


    Financial Statements:

             Independent Auditors' Report                                     1

             Balance Sheet                                                    2

             Statement of Operations and Stockholders' Deficiency             3

             Statement of Cash Flows                                          4

             Notes to Financial Statements                                    5

             Notes to Financial Statements                                    6

             Notes to Financial Statements                                    7

                          INDEPENDENT AUDITORS' REPORT



Board of Directors
Staten Island Medical Imaging Inc.
Brooklyn, New York


We have audited the accompanying balance sheet of Staten Island Medical Imaging Inc. as of December 31, 1996, and the related statements of operations and stockholders' deficiency and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion the financial statements referred to above present fairly, in all material respects, the financial position of Staten Island Medical Imaging Inc. as of December 31, 1996 and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.




/s/ IVES & SULTAN, LLP
Certified Public Accountants
Woodbury, New York


February 20, 1997

                       STATEN ISLAND MEDICAL IMAGING INC.

                                  BALANCE SHEET
                                DECEMBER 31, 1996

                                     Assets
Current Assets
   Cash and Cash Equivalents (Note 1b)                              $       312
   Accounts Receivable                                                  100,641
   Prepaid Expenses and Other Current Assets                              2,000
   Due From Affiliates (Note 2)                                          31,894
                                                                    -----------
                                                                        134,934
                                                                    -----------

Fixed Assets - Net of Accumulated Depreciation (Note 3)               1,224,160
                                                                    -----------

                                                                    $ 1,359,094
                                                                    ===========


                    Liabilities and Stockholders' Deficiency

Current Liabilities
   Accounts Payable                                                 $    49,793
   Accrued Expenses (Note 4)                                            111,027
   Current Portion of Long-Term Debt (Note 5)                           300,000
                                                                    -----------
                                                                        460,820
                                                                    -----------

Long-Term Liabilities
   Long-Term Debt - Less: Current Portion (Note 5)                    1,048,307
                                                                    -----------

Stockholders' Deficiency
   Capital Stock, No Par Value - 200 Shares Authorized,
      Issued and Outstanding                                              2,150
   Paid-In Capital                                                       20,850
   Deficit                                                             (173,033)
                                                                    -----------
                                                                       (150,033)
                                                                    -----------

                                                                    $ 1,359,094
                                                                    ===========


The accompanying notes are an integral part of these financial statements.

                       STATEN ISLAND MEDICAL IMAGING INC.

              STATEMENT OF OPERATIONS AND STOCKHOLDERS' DEFICIENCY
                          YEAR ENDED DECEMBER 31, 1996



Revenues                                                              $ 464,370
                                                                      ---------

Expenses
   Film                                                                  15,251
   Advertising                                                           25,637
   Office and Miscellaneous                                              16,873
   Telephone                                                              7,222
   Insurance                                                             10,733
   Interest                                                             214,087
   Depreciation                                                         178,864
   Equipment Rental                                                      60,000
                                                                      ---------
                                                                        528,667
                                                                      ---------

Net Loss                                                                (64,297)

Deficit - At Beginning                                                 (108,736)
                                                                      ---------

Deficit - At End                                                      $(173,033)
                                                                      =========



The accompanying notes are an integral part of these financial statements.

                       STATEN ISLAND MEDICAL IMAGING INC.

                             STATEMENT OF CASH FLOWS
                          YEAR ENDED DECEMBER 31, 1996

Operations
   Cash Provided By (Used For) Operations:
      Net Loss                                                        $ (64,297)
                                                                      ---------
      Adjustment to Reconcile Net Loss to
         Net Cash Provided By (Used For) Operations:
            Depreciation                                                178,864
      Accounts Receivable                                               (34,384)
      Loans to Affiliates                                              (126,689)
      Accounts Payable                                                   46,632
      Accrued Expenses                                                  111,027
                                                                      ---------
                                                                        176,450
                                                                      ---------

Total Cash Provided By Operations                                       112,153
                                                                      ---------

Investing
   Cash Provided By (Used For) Investing:
     Acquisition of Fixed Assets                                         (2,500)

Financing
   Cash Provided By (Used For) Financing:
     Principal Payments on Long-Term Debt                              (109,713)
                                                                      ---------

Net Decrease in Cash and Cash Equivalents                                   (60)

Cash and Cash Equivalents - At Beginning                                    450
                                                                      ---------

Cash and Cash Equivalents - At End                                    $     399
                                                                      =========

Supplemental Disclosures of Cash Flow Information:

   Cash Paid During The Period For:
      Interest                                                        $ 103,060
                                                                      =========




The accompanying notes are an integral part of these financial statements.

                       STATEN ISLAND MEDICAL IMAGING INC.

                          NOTES TO FINANCIAL STATEMENTS
                          YEAR ENDED DECEMBER 31, 1996

1.   Summary of Significant Accounting Policies

     a.   Type of Organization

          Staten Island Medical Imaging Inc., is a New York corporation duly organized and validly existing under the laws of the State of New York. The corporation was organized on August 9, 1993 for the purpose of operating a radiological health facility located in Staten Island, New York.

     b.   Cash Equivalents

          For purposes of the statement of cash flows, the Company considers all highly liquid financial instruments purchased with an original maturity of three months or less to be cash equivalents.

     c.   Current Assets and Current Liabilities

          Current assets and current liabilities include such items expected to be realized or liquidated during the next year.

     d.   Fixed Assets

          Depreciation of equipment for financial reporting purposes is computed at rates adequate to allocate the cost of applicable assets over their expected useful lives. Straight line depreciation methods are being utilized.

          Equipment, renewals and improvements are capitalized at cost by additions to the related asset accounts, while repairs and maintenance costs are charged against income. The Company records sales and retirements by removing the cost and accumulated depreciation from the asset and reserve accounts, reflecting any resulting gain or loss in earnings.

     e.   Leases and Rentals

          Where equipment is leased under long term leases and the Company can acquire the asset at prices less than fair market value upon expiration of the lease, the asset is capitalized and the lease obligation is included in long-term debt. Under net leases where no opportunities exist to acquire the asset at less than fair market value and where no residual values are available at nominal cost, the rentals are recorded as equipment rental and the asset is not capitalized.

     f.   Income Taxes

          As of January 1, 1994, the Shareholders' elected to treat the Company as a small business corporation ("S" Corporation) for income tax purposes as provided in Section 1372 (a) of the Internal Revenue Code and applicable state statutes. As such, the corporate income or loss and credits are passed through to the stockholders and combined with their other personal income and deductions to determine taxable income on their individual returns. New York State currently imposes a tax on S Corporation earnings in excess of $200,000.

                       STATEN ISLAND MEDICAL IMAGING INC.

                          NOTES TO FINANCIAL STATEMENTS
                          YEAR ENDED DECEMBER 31, 1996

2.   Due From Affiliates

     Due from affiliates are amounts due from related parties, Brooklyn Medical Imaging Center and Meadows Medical Management, Inc. in the amount of $6,894 and $25,000, respectively. The amounts are due on demand and are non-interest bearing. These related parties have similar ownership and/or common officers.

3.   Fixed Assets

     Fixed assets consist of the following:

                                              Estimated
                                              Useful Life
            MRI and Enclosure                  7 years             $1,441,006
            Less: Accumulated Depreciation                            216,846
                                                                   ----------
                                                                   $1,224,160
                                                                   ==========

     The depreciation expense for the year ended December 31, 1996 is $178,864. As of December 31, 1996, the gross amount of assets recorded under capital leases totaled $1,441,006 and accumulated depreciation related to those assets totaled $216,846.

4.   Accrued Expenses

     Accrued expenses consist of interest in the amount of $111,027.

5.   Long-Term Debt

     Long-term debt consist of the following:

         Note payable - DVI Financial Services Inc.; installment loans secured by medical equipment and building; variable payments totaling $38,282 including interest
         at 11.75%; final payment due October 2000.                      $1,348,307
         Less: Current Portion                                              300,000
                                                                         ----------
                                                                         $1,048,307
                                                                         ==========

     Future principal debt repayments are estimated to be as follows:

          Twelve Months Ended
               December 31,
                  1997                               $  300,000
                  1998                                  329,000
                  1999                                  372,000
                  2000                                  347,307
                                                     ----------
                                                     $1,348,307
                                                     ==========

                       STATEN ISLAND MEDICAL IMAGING INC.

                          NOTES TO FINANCIAL STATEMENTS
                          YEAR ENDED DECEMBER 31, 1996


6.   Commitments and Contingencies

     Equipment Rental

     In July 1995 the Company entered into an operating lease agreement with Elscint Inc. for the use of a cat scan machine. The lease requires payments of $150 per cat scan for the first sixty-three cat scans per month, followed by $125 for the next twenty-one scans then $75 for each additional cat scan. An additional $5,000 per month is due for year 2 through year 5 as compensation for service of the equipment.

7.   Concentration of Credit Risk

     The Company's financial instruments that are exposed to concentration of credit risk consist primarily of cash and cash equivalents and trade accounts receivable. The Company places its cash and temporary cash investments with high credit quality institutions. At times such investments may be in excess of the FDIC insurance limit. The Company routinely assesses the financial strengths of its customers and, as a consequence, believes that its trade accounts receivable credit risk exposure is limited.

8.   Subsequent Events

     Subsequent to the date of this report, the assets of this Company were sold. The sale of these assets was included with the sale of other medical imaging centers with similar ownership. This sale included all equipment and goodwill.

                               MAGNETIC RESONANCE
                           INSTITUTE OF JUPITER, LTD.

            =======================================================

                          Audited Financial Statements
                        and Independent Auditors' Report
                                December 31, 1996

                              Financial Statements

                  MAGNETIC RESONANCE INSTITUTE OF JUPITER, LTD.
                             (A Limited Partnership)
                                December 31, 1996


                                    Contents

                                                                            Page
                                                                            ----

Independent Auditors' Report ..............................................    1


Financial Statements

    Balance Sheet .........................................................    2
    Statement of Income and Changes in Partners' Capital ..................    3
    Statement of Cash Flows ...............................................    4
    Notes to Financial Statements .........................................    5

Supplementary Financial Information

Schedule I. - Operating Expenses ..........................................   11

Mark J. Burger, P.A.
Certified Public Accountants
470 Columbia Drive, Suite D-201
West Palm Beach, FL 33409-1949
(561) 686-0200 Telephone
(561) 686-0248 Facsimile                                     Mark J. Burger, CPA
mb4improve@aol.com E-Mail                                     Denise Alpert, CPA




Independent Auditors' Report

To The Board of Directors of
Vascular Services, Inc., General Partner of,
Magnetic Resonance Institute of Jupiter, Ltd.
Jupiter, Florida

We have audited the accompanying balance sheet of Magnetic Resonance Institute of Jupiter, Ltd., as of December 31, 1996, and the related statements of income and changes in partners' capital, and cash flows for the year then ended. These financial statements are the responsibility of the Magnetic Resonance Institute of Jupiter, Ltd.'s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Magnetic Resonance Institute of Jupiter, Ltd., at December 31, 1996, and the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying information presented on page 12,
Schedule I - Operating Expenses, is presented for the purpose of additional analysis and is not a required part of the basic financial statement. Such information has been subjected to the procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.



                                                     /s/ Mark J. Burger, P.A.
                                                     West Palm Beach, Florida
                                                     October 26, 1997

                  MAGNETIC RESONANCE INSTITUTE OF JUPITER, LTD.
                             (A Limited Partnership)
                                  BALANCE SHEET
                                December 31, 1996
                                   ----------

Assets
   Current Assets:
     Cash and cash equivalents                                      $   152,184
     Patient accounts receivable, less allowance for
       adjustments and doubtful accounts of $187,469                    331,356
     Prepaid expenses                                                    20,392
     Other receivables                                                   14,437
                                                                    -----------

         Total Current Assets                                           518,369

   Property and Equipment:
     Equipment                                                        1,960,328
     Furniture and fixtures                                              83,845
     Leasehold improvements                                              44,712
                                                                    -----------

                                                                      2,088,885
     Less, accumulated depreciation                                  (1,999,387)
                                                                    -----------

         Net Property and Equipment                                      89,498

   Other Assets:
     Deposits                                                            27,533
                                                                    -----------

Total Assets                                                        $   635,400
                                                                    ===========

Liabilities and Partners' Capital
   Current Liabilities:
     Accounts payable                                               $    29,154
     Accrued expenses                                                    23,723
     Accrued management and professional fees payable                   103,592
     Current portion of capitalized lease obligations                    33,237
     Current portion of purchase commitments                             37,452
                                                                    -----------

        Total Current Liabilities                                       227,158

     Partners' Capital                                                  408,242
                                                                    -----------


Total Liabilities and Partners' Capital                             $   635,400
                                                                    ===========






See accompanying notes.

                  MAGNETIC RESONANCE INSTITUTE OF JUPITER, LTD.
                             (A Limited Partnership)
              STATEMENT OF INCOME AND CHANGES IN PARTNERS' CAPITAL
                          Year Ended December 31, 1996
                                   ----------

Revenue:
   Net Patient Service Revenue                                      $ 1,677,029
   Interest and other revenue                                            15,581
                                                                    -----------


     Total revenue                                                    1,692,610
                                                                    -----------

Operating Expenses:
   Depreciation and amortization                                        374,288
   Management, professional and billing fees                            488,629
   Medical supplies and drugs                                           119,221
   Occupancy                                                            157,408
   Other operating expenses                                             214,851
   Salaries and benefits                                                162,443
                                                                    -----------


       Total operating expenses                                       1,516,840
                                                                    -----------


       Operating Income                                                 175,770

Nonoperating expense:
   Interest expense                                                      23,858
                                                                    -----------

       Net Income                                                       151,912

Partners' capital, beginning of year                                    518,830

Distributions                                                          (262,500)
                                                                    -----------

Partners' capital, end of year                                      $   408,242
                                                                    ===========







See accompanying notes.

                  MAGNETIC RESONANCE INSTITUTE OF JUPITER, LTD.
                             (A Limited Partnership)
                             STATEMENT OF CASH FLOWS
                          Year Ended December 31, 1996
                                   ----------

Operating Activities
   Cash received from patients and third party payors                       $ 1,785,750
   Cash paid to suppliers and employees                                      (1,142,141)
   Interest paid                                                                (26,088)
   Interest received                                                              5,097
                                                                            -----------


               Net Cash Provided by Operating Activities                        622,618

Investing Activities
   Acquisition of property and equipment                                        (18,742)
                                                                            -----------


               Net Cash Used in Investing Activities                            (18,742)

Financing Activities
   Partial refund of security deposit                                            25,000
   Payments under capital lease obligations                                    (408,908)
   Distributions to partners                                                   (262,500)
                                                                            -----------


               Net Cash Used in Financing Activities                           (646,408)
                                                                            -----------


                  Decrease in Cash                                              (42,532)
Cash and cash equivalents, beginning of year                                    194,716
                                                                            -----------


Cash and cash equivalents, end of year                                      $   152,184
                                                                            ===========

Reconciliation of Net Income to Net Cash Provided by Operating Activities

   Net income                                                               $   151,912
     Adjustments to reconcile net
       income to net cash provided
       by operating activities:
           Depreciation                                                         371,095
           Amortization                                                           3,193
     Changes in Operating Assets and Liabilities:
       (Increase) decrease in:
           Accounts receivable                                                   98,237
           Prepaid expenses                                                       1,771
           Other receivables                                                    (10,630)
       (Decrease) increase in:
           Accounts payable                                                      (6,187)
           Accrued expenses                                                      (7,842)
           Accrued management and professional fees payable                      28,557
           Purchase commitments                                                  (7,488)
                                                                            -----------


               Net Cash Provided  by Operating Activities                   $   622,618
                                                                            ===========

See accompanying notes.

                  MAGNETIC RESONANCE INSTITUTE OF JUPITER, LTD.
                             (A Limited Partnership)
                         NOTES TO FINANCIAL STATEMENTS
                          Year Ended December 31, 1996
                                   ----------

Note 1 - Organization and Summary of Significant Accounting Policies


Magnetic Resonance Institute of Jupiter, Ltd. (the "Partnership") was formed to operate a diagnostic imaging center located in Palm Beach County, Florida. On August 13, 1997, Magnetic Resonance Institute of Jupiter, Ltd. sold its operating assets to Jupiter MRI, Inc. (See Note 7.)

Method of Accounting

The Partnership utilizes the accrual method of accounting for financial statement reporting. Under this method, revenue is recognized when earned and expenses are recognized when incurred. Approximately 88% of the Partnership's gross patient service revenue for the year ended December 31, 1996, is rendered to patients covered by Medicare, Medicaid, and managed care organizations. Payments for services rendered to patients covered by these payors are generally less than standard charges. Provisions for contractual adjustments are made to reduce the standard charges to the contracted reimbursement rate. Final settlements under these programs are subject to administrative review and audit.

Use of Estimates

The financial statements have been prepared in conformity with generally accepted accounting principals and, as such, include amounts based on informed estimates and judgments of management with consideration given to materiality. Changes in such estimates may affect amounts reported in future periods.

Cash and Cash Equivalents

For purposes of reporting cash flows, cash and cash equivalents include cash on hand, checking accounts, and money market accounts. Such cash equivalents have maturities of less than 90 days. There are no restrictions on future uses of cash or cash equivalents at December 31, 1996. The Partnership maintains its cash accounts in a commercial bank located in Palm Beach County. Accounts at the bank are guaranteed by the Federal Deposit Insurance Corporation (FDIC) up to $100,000 per bank. As of December 31, 1996, there was an uninsured cash balance of $51,934.

Property and Equipment

Property and equipment are stated at cost. Depreciation is computed using accelerated and straight-line methods over the estimated useful lives of the assets as follows:


         Equipment                                  3 - 7 years
         Furniture and fixtures                     3 - 7 years
         Leasehold improvements                      31.5 years

See independent auditors' report.

                  MAGNETIC RESONANCE INSTITUTE OF JUPITER, LTD.
                             (A Limited Partnership)
                         NOTES TO FINANCIAL STATEMENTS
                          Year Ended December 31, 1996
                                   ----------

Note 1 - Organization and Summary of Significant Accounting Policies - Continued

Property and Equipment - Continued

Maintenance and repairs are expensed as incurred; expenditures that enhance the value of property and equipment or extend their useful lives are capitalized. When assets are sold or returned, the cost and related accumulated depreciation are removed from the accounts, and the resulting gain or loss is included in income. Depreciation expense was $371,095 for the year ended December 31, 1996.

Concentration of Credit Risk

The Partnership grants credit without collateral to its patients, most of whom are local residents and are insured under third-party payor agreements. The concentration of credit risk with respect to patient accounts receivables is limited due to the large number of third party payor agreements. The mix of receivables from patients and third-party payors at December 31, 1996, was as follows:


                     Managed care organizations                            52.2%
                     Commercial insurance                                  21.8
                     Medicare                                              14.7
                     Workers Compensation Fund                              6.9
                     Self-pay patients                                      4.2
                     Public assistance                                       .2
                                                                          -----
                                                                          100.0%
                                                                          =====


Income Taxes

No provision for income taxes is reflected in the financial statements since the Partnership's taxable income or loss is taxed at the partner level, rather than the partnership level.

Note 2 - Patient Accounts Receivable

Patient service revenue is recorded at the gross amount billed. As a result of treating members of various health maintenance organizations and preferred provider networks, a portion of the gross billings is subject to contractual adjustments. At December 31, 1996, net patient accounts receivable were determined as follows:

      Patient accounts receivable                            $   518,825
      Less:   Allowance for contractual adjustments           (  120,300)
              Allowance for doubtful accounts                 (   67,169)
                                                             -----------


      Net patient accounts receivable                        $   331,356
                                                             ===========


See independent auditors' report.

                  MAGNETIC RESONANCE INSTITUTE OF JUPITER, LTD.
                             (A Limited Partnership)
                          NOTES TO FINANCIAL STATEMENTS
                          Year Ended December 31, 1996
                                   ----------


Note 3 - Organizational Costs

Organizational costs are stated at cost, net of accumulated amortization. As of December 31, 1996, organizational costs are fully amortized. Amortization expense was $3,193 for the year ended December 31, 1996.

Note 4 - Operating and Capital Leases

Operating Leases

The Partnership through its general partner, Vascular Services, Inc., (the "General Partner") leases administrative office space from Three Palms Associates, a related party, under an operating lease expiring through January 2002. Annual rent expense, inclusive of sales tax under the operating lease was $111,854 for the year ended December 31, 1996.

At December 31, 1996, future minimum lease payments were as follows:

Year ending December 31:
     1997                              $     92,234
     1998                                    96,865
     1999                                    97,251
     2000                                    97,251
     2001                                    97,251
     Thereafter                               8,104
                                       ------------


Total minimum lease payments           $    488,956
                                       ============

Capital Leases

The Partnership leases MRI equipment under a capital lease which expires in 1997. The MRI equipment at December 31, 1996, had a cost basis and accumulated depreciation of $1,823,030 resulting in a net book value of zero.

The future minimum lease payments under this lease for 1997 total $33,237.

Depreciation expense related to equipment under capital lease was $334,224 for the year ended December 31, 1996. Total interest expense related to the capital lease, for the year ended December 31, 1996, was $23,140.




See independent auditors' report.

                  MAGNETIC RESONANCE INSTITUTE OF JUPITER, LTD.
                             (A Limited Partnership)
                         NOTES TO FINANCIAL STATEMENTS
                          Year Ended December 31, 1996
                                   ----------

Note 5 - Related Party Transactions

Management Fee

The General Partner provides management services to the Partnership. The Partnership pays a management fee to the General Partner in a range from 1% to 8% of gross cash collected less patient refunds paid and fees paid to the other physicians. The percentage rate charged for management services is adjusted based on the actual cash distributions made during the year to the partners. During the year ended December 31, 1996, the Partnership incurred $71,735 of management fees. Accrued, but unpaid management fees to the General Partner at December 31, 1996, amounted to $29,107.

Physician Service Fee

The General Partner also receives a professional fee for physician services provided to the Partnership. The Partnership pays professional fees equal to 20% of gross cash collected less patient refunds paid and fees paid to the other physicians. During the year ended December 31, 1996, the Partnership incurred $358,677 of professional fees. Accrued, but unpaid professional fees to the General Partner at December 31, 1996 amounted to $74,485.

Billing Fee

Boca Radiology Group, an affiliated organization, provides billing services to the Partnership. The Partnership pays a billing fee to Boca Radiology Group equal to $10 per procedure performed. During the year ended December 31, 1996, the Partnership incurred $30,680 of billing fees. Accrued, but unpaid billing fees to Boca Radiology Group at December 31, 1996, amounted to $7,100 and is included in accrued expenses.

Note 6 - Commitments and Contingencies

Purchase Commitment

In a prior year the Partnership entered into a purchase agreement to buy medical imaging film. The agreement was amended in March of 1995. The amended agreement calls for the Partnership to purchase a minimum of $110,000 of film for the contract years ending in 1996, 1997 and 1998. The amended agreement expires in March 1998.

The Partnership received as part of the purchase commitment, film processing equipment. Ownership of the equipment was assigned to the Partnership. The equipment at the date of assignment had a total value of $107,795. The related accumulated depreciation attributed to the assigned equipment amounted to $81,754 at December 31, 1996. Depreciation expense related to equipment under this purchase commitment was $15,625 for the year ended December 31, 1996. The Partnership's total purchases under the revised agreement as of November 1996 were $180,438. During 1997, the Partnership terminated the Agreement and negotiated a reduced contract buy-out of $ 25,000, plus sales tax.



See independent auditors' report.

                  MAGNETIC RESONANCE INSTITUTE OF JUPITER, LTD.
                             (A Limited Partnership)
                         NOTES TO FINANCIAL STATEMENTS
                          Year Ended December 31, 1996
                                   ----------



Note 6 - Commitments and Contingencies - Continued

Purchase Commitment

At December 31, 1996, the purchased price is expected to be reduced as follows:


Year ending December 31:
Total Capital Purchase Commitments 1997                                $ 37,452
Less Current Portion                                                    (37,452)
                                                                       --------


Long-term purchase commitments                                         $     --
                                                                       ========


Note 7 - Subsequent Events

On August 13, 1997, the Partnership completed a transaction to sell substantially all of its net assets to Jupiter MRI, Inc., a subsidiary of Medical Resources, Inc. The purchase included the patient accounts receivable and the assumption of certain payables and accrued expenses. Jupiter MRI, Inc., paid approximately $2,125,000 for the net assets.














See independent auditors' report.

                       SUPPLEMENTARY FINANCIAL INFORMATION

                  MAGNETIC RESONANCE INSTITUTE OF JUPITER, LTD.
                             (A Limited Partnership)
                        SCHEDULE I. - OPERATING EXPENSES
                          Year Ended December 31, 1996
                                   ----------

Depreciation and amortization
     Depreciation                                                     $ 371,095
     Amortization                                                         3,193
                                                                      ---------

                                                                      $ 374,288
                                                                      =========
Professional, management, and billing fees
     Professional fees                                                $ 358,677
     Management fees                                                     71,735
     Billing expenses                                                    30,680
     Outside reading fees                                                27,537
                                                                      ---------

                                                                      $ 488,629
                                                                      =========
Occupancy
     Rent                                                             $ 111,854
     Maintenance and repairs                                             21,701
     Utilities                                                           16,209
     Telephone                                                            7,644
                                                                      ---------

                                                                      $ 157,408
                                                                      =========
Other operating expenses
     Accounting                                                       $  12,000
     Advertising                                                            504
     Bad debt recovery                                                   (8,642)
     Collection fees                                                      8,579
     Equipment rental                                                     4,002
     Insurance                                                           41,305
     Laundry                                                              4,369
     Licenses                                                             1,752
     Maintenance contract                                                85,021
     Marketing                                                            9,776
     Miscellaneous                                                        4,512
     Office expense                                                       4,679
     Supplies                                                             4,481
     Taxes                                                               32,790
     Transcription                                                        9,723
                                                                      ---------

                                                                      $ 214,851
                                                                      =========
Salaries and benefits
     Salaries                                                         $ 150,628
     Payroll taxes                                                       11,815
                                                                      ---------

                                                                      $ 162,443
                                                                      =========


See independent auditors' report.

                          PRESGAR IMAGING OF TAMPA, LLC

            FINANCIAL STATEMENTS FOR THE YEAR ENDED DECEMBER 31, 1996

                        WITH INDEPENDENT AUDITOR'S REPORT

                          PRESGAR IMAGING OF TAMPA, LLC

                          YEAR ENDED DECEMBER 31, 1996


                                    CONTENTS


                                                                           Page
Independent Auditor's Report     . . . . . . . . . . . . . . . . . . . .      1

Financial Statements:

   Balance Sheet. . . . . . . . . . . . . . . . . . . . . . . . . . . . .      2

   Statement of Income     . . . . . . . . . . . . . . . . . . . . . . .      3

   Statement of Changes in Members' Equity           . . . . . . . . . .      4

   Statement of Cash Flows        . . . . . . . .  . . . . . . . . . . .      5

   Notes to Financial Statements    . . . . . . . . . . . . . . . . . . .  6-11

                          Independent Auditor's Report


To the Members of
PresGar Imaging of Tampa, LLC
Tampa, Florida


We have audited the accompanying balance sheet of PresGar Imaging of Tampa, LLC (a Tennessee limited liability company) as of December 31, 1996, and the related statement of income, changes in members' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of PresGar Imaging of Tampa, LLC as of December 31, 1996 and the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles.


/s/ Peed, Koross, Finkelstein & Crain, P.A.
Fort Lauderdale, Florida

October 30, 1997

                          PRESGAR IMAGING OF TAMPA, LLC

                                  BALANCE SHEET

                                DECEMBER 31, 1996

                                     ASSETS
Current assets:
 Accounts receivable, net (Note 2)                                    $  326,445
 Due from related parties                                                171,961
                                                                      ----------

       Total current assets                                              498,406

Equipment and leasehold improvements, net (Notes 1 and 3)              2,913,796

Other assets                                                              32,159
                                                                      ----------

                                                                      $3,444,361
                                                                      ==========

                         LIABILITIES AND MEMBERS' EQUITY

Current liabilities:
 Accounts payable and accrued liabilities                             $  162,466
 Notes payable, current portion (Note 4)                                 376,702
 Due to related parties                                                  143,979
                                                                      ----------

        Total current liabilities                                        683,147

Long-term liabilities:
 Note payable, net of current portion (Note 4)                         2,650,147

Members' equity                                                          111,067
                                                                      ----------

                                                                      $3,444,361
                                                                      ==========




    The accompanying notes are an integral part of these financial statements

                          PRESGAR IMAGING OF TAMPA, LLC

                               STATEMENT OF INCOME

                          YEAR ENDED DECEMBER 31, 1996



Revenues, net  (Note 1)                                               $1,373,270
 Other income                                                              3,361
                                                                      ----------

                                                                       1,376,631
                                                                      ----------

Costs and expenses:
 Payroll and related costs                                               243,228
 Depreciation and amortization                                           263,849
 Interest                                                                245,718
 Medical equipment maintenance                                            18,191
 Medical supplies                                                        107,384
 Management fee (Note 6)                                                  73,278
 Marketing fee (Note 6)                                                   58,270
 Other general and administrative                                        255,646
                                                                      ----------

                                                                       1,265,564
                                                                      ----------

Net income                                                            $  111,067
                                                                      ==========


















    The accompanying notes are an integral part of these financial statements

                          PRESGAR IMAGING OF TAMPA, LLC
                     STATEMENT OF CHANGES IN MEMBERS' EQUITY
                          YEAR ENDED DECEMBER 31, 1996

Members' Equity - December 31, 1995                                     $     --

Net income                                                               111,067
                                                                        --------
Members' Equity - December 31, 1996                                     $111,067
                                                                        ========











    The accompanying notes are an integral part of these financial statements

                          PRESGAR IMAGING OF TAMPA, LLC

                             STATEMENT OF CASH FLOWS

                          YEAR ENDED DECEMBER 31, 1996

Cash flows from operating activities:
  Net income                                                        $   111,067
                                                                    -----------

Adjustments to reconcile net income
 to net cash provided by operating activities:
  Depreciation and amortization                                         263,849
 (Increase) decrease in:
  Accounts receivable                                                  (326,445)
  Due from related parties                                             (171,961)
  Other assets                                                          (34,199)
 Increase (decrease) in:
  Accounts payable and accrued liabilities                              162,466
  Due to related parties                                                143,979
                                                                    -----------

          Total adjustments                                              37,689
                                                                    -----------

          Net cash provided by operating activities                     148,756
                                                                    -----------

Cash flows from investing activities:
 Purchase of equipment and leasehold improvements                      (104,149)
                                                                    -----------

          Net cash used in investing activities                        (104,149)
                                                                    -----------

Cash flows from financing activities:
 Principal payments on long-term debt                                   (44,607)
                                                                    -----------

          Net cash used in financing activities                         (44,607)
                                                                    -----------

Net (decrease) increase in cash                                              --

Cash at beginning of year                                                    --
                                                                    -----------
Cash at end of year                                                 $         0
                                                                    ===========

Supplemental disclosure of cash flow information
 Cash paid for interest                                             $   253,764
                                                                    ===========

Noncash investing transactions
 Equipment and leasehold improvements financed with debt            $ 3,071,457
                                                                    ===========


    The accompanying notes are an integral part of these financial statements

                          PRESGAR IMAGING OF TAMPA, LLC

                          NOTES TO FINANCIAL STATEMENTS

                          YEAR ENDED DECEMBER 31, 1996

Note 1 - Summary of Significant Accounting Policies

This summary of significant accounting policies of PresGar Imaging of Tampa, LLC (the Company) is presented to assist in understanding the Company's financial statements. The financial statements and notes are representations of the members who are responsible for their integrity and objectivity. These accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

Nature of Business

The Company was organized on November 13, 1995, under the limited liability company laws of the State of Tennessee. The Company operates two medical diagnostic clinics in Florida utilizing magnetic resonance imaging systems and other radiology diagnostic equipment.

Basis of Presentation

The accompanying financial statements have been prepared on the accrual method of accounting.

Revenue Recognition

Radiology services are performed by physicians affiliated with Drs. Sheer, Ahearn & Associates, Professional Association (the Physician Group). The Physician Group has exclusive licenses to provide professional services at the Company's facilities. The terms of these license agreements require the Physician Group to bill patients for services and pay the Company a management fee equal to 74.2% of the Physician Group's net collections for one facility and 77.4% of the Physician Group's net collections at the second facility.

Diagnostic service revenues are recorded by the Physician Group when services are rendered at the facilities. Net patient service revenues are based on established billing rates, less allowances for contractual adjustments for patients covered by Medicare, Medicaid and various other discount arrangements. Payments received under these programs and arrangements, which generally are based on predetermined rates, are generally less than customary charges, and the estimated differences are reflected in the accompanying financial statements as contractual adjustments or policy discounts.

Equipment and Leasehold Improvements

Equipment and leasehold improvements are recorded at cost. Depreciation is calculated using the straight-line method over the assets' respective estimated useful lives which are generally five or eight years. Leasehold improvements are amortized over the remaining lease term. Upon

                          PRESGAR IMAGING OF TAMPA, LLC

                          YEAR ENDED DECEMBER 31, 1996

Note 1 - Summary of Significant Accounting Policies (continued)

Equipment and Leasehold Improvements (continued)

retirement or other disposition of these assets, the cost and related accumulated depreciation are removed from the accounts and the resulting gains or losses are reflected in the results of operations. Expenditures for maintenance and repairs are charged to operations. Renewals and betterments are capitalized.

Concentrations of Risk

The Company derives substantially all of its revenue from its license agreements with the Physician Group. The Company's operations are limited to medical imaging diagnostic services. Accordingly, there is a risk of changes in the technology of equipment used to render such services and in the methods used by the medical industry to deliver and pay for such services. Additionally, the Company's operations are limited to two facilities located in Florida.

Income Taxes

The Company is treated as a partnership for federal income tax purposes and does not incur income taxes. Instead, its earnings and losses are included in the income tax returns of the corporate members and taxed accordingly. These financial statements do not reflect a provision for federal income taxes. For state income tax purposes, the Company is treated as a taxable corporation. No provision for state income taxes is reported.

Use of Estimates

The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the balance sheet and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

New Accounting Standards

The Financial Accounting Standards Board issued Statement of Financial Accounting Standard No. 121, "Accounting for the Impairment of Long-lived Assets and Long-lived Assets to be Disposed Of" ("SFAS 121") effective for fiscal years beginning after December 15, 1995. The Company believes that the adoption of SFAS 121 has no material effect on the Company's financial position or results of operations.

                          PRESGAR IMAGING OF TAMPA, LLC

                          YEAR ENDED DECEMBER 31, 1996

Note 1 - Summary of Significant Accounting Policies (continued)

Fair Value of Financial Instruments

The carrying value of accounts receivable, accounts payable and notes payable approximate fair value.

Note 2 - Accounts Receivable

Accounts receivable principally represent the Company's share of amounts due from patients, third-party payers, and others for diagnostic services provided by the Physician Group in accordance with the license agreements (see Note 1). Such amounts are recorded net of estimated contractual allowances and bad debts. At December 31, 1996, accounts receivable consist of the following:

Accounts receivable                                                   $ 527,445
Less allowance for discounts, adjustments and bad debts                (201,000)
                                                                      ---------

Accounts receivable, net                                              $ 326,445
                                                                      =========

Note 3 - Equipment and Leasehold Improvements

At December 31, 1996, major classes of equipment and leasehold improvements consisted of the following:

Medical equipment                                                   $ 2,267,218
Office furniture and equipment                                           45,617
Leasehold improvements                                                  862,771
                                                                    -----------

                                                                      3,175,606
Less accumulated depreciation and amortization                         (261,810)
                                                                    -----------

                                                                    $ 2,913,796
                                                                    ===========

Depreciation expense was $261,810 for the year ended December 31, 1996.

                          PRESGAR IMAGING OF TAMPA, LLC

                          YEAR ENDED DECEMBER 31, 1996

Note 4 - Notes Payable

As of December 31, 1996, the Company has the following notes payable:

Note payable to lender collateralized by certain diagnostic equipment and leasehold improvements, with an imputed interest rate of 11.7%, payable in monthly installments beginning February 1, 1996 through July 1, 2001. Payments include principal and interest. Payments began at $13,000 a month through
October 1, 1996 at which time required payments escalated to $19,000 per month
On February 1, 1997 and thereafter, required payments
increase to $29,464                                                                $ 1,231,424

Notes payable to lender collateralized by certain medical diagnostic equipment, leasehold improvements and office furniture, with imputed interest rates approximating 11.5%, payable in monthly installments from September 1, 1996 through February 1, 2002. Monthly payments (including both principal and interest) range from $300 to $7,000. Total monthly payment obligations were
$17,300 at December 31, 1996. The notes contain payment escalations increasing the total monthly obligation to $23,725 on January 1, 1997, $28,950 on May 1,
1997 and $38,722 on
September 1, 1997                                                                    1,698,974

Note payable to lender collateralized by certain medical equipment, with imputed interest approximating 12.6%, payable in monthly installments beginning
September 1, 1996 through February 1, 2002. Initial monthly principal and interest payments were $1,050. Required monthly payments are scheduled to increase to $1,200 on January 1, 1997, $1,400 on May 1, 1997 and $2,297 on
September 1, 1997                                                                       96,451
                                                                                   -----------

Total notes payable                                                                  3,026,849
Less current portion                                                                  (376,702)
                                                                                   -----------

Note payable, net of current portion                                               $ 2,650,147
                                                                                   ===========

Substantially all of the assets of the Company are pledged as collateral for the loans.

                          PRESGAR IMAGING OF TAMPA, LLC

                          YEAR ENDED DECEMBER 31, 1996

Note 4 - Notes Payable

Principal payments on debt follows:

         1997                                            $  376,702
         1998                                               566,443
         1999                                               636,167
         2000                                               714,476
         2001                                               652,199
         Thereafter                                          80,862
                                                         ----------

         Total                                           $3,026,849
                                                         ==========

Note 5 - Leases

The Company leases office space under non-cancelable operating leases. The future minimum lease payments under these leases are as follows:

         1997                                            $    203,147
         1998                                                 211,848
         1999                                                 211,848
         2000                                                 198,613
         2001                                                 158,916
         Thereafter                                            92,701
                                                          -----------

         Total                                            $ 1,077,073
                                                          ===========

In addition, the Company has various service contracts including equipment maintenance and supply purchase agreements. Office rent expense for the year ended December 31, 1996 was $76,991, and equipment rent expense was $885 for the year then ended.

Note 6 - Related Party Transactions

The accompanying financial statements reflect amounts due from and due to related parties. These amounts represent cash receipts and disbursements made on the Company's behalf during the regular course of operations. Substantially all of the Company's cash receipts and disbursements are recorded by a related party. Intercompany accounts reflect the net amount due to or from these related parties.

                          PRESGAR IMAGING OF TAMPA, LLC

                          YEAR ENDED DECEMBER 31, 1996

Note 6 - Related Party Transactions (continued)

The Company has Marketing Services Agreements with two related parties. These agreements require, among other things, the Company to pay marketing fees of 3% of monthly net collections to both parties. Marketing fees approximating $58,000 are reflected in the accompanying financial statements.

In addition, the Company has Management Agreements with two related parties. These agreements require, among other things, the Company to pay management fees of 5% of monthly net collections to both parties. Management fees approximating $73,000 are reflected in the accompanying financial statements.

Note 7 - Commitments

The Company has equipment maintenance contracts for terms of one year for the maintenance of equipment. Such contracts require monthly payments of approximately $4,500.

Note 8 - Subsequent Event

On August 13, 1997, the Company's members sold substantially all of the Company's assets to Venice Resources, Inc., a wholly-owned subsidiary of Medical Resources, Inc. (both Delaware corporations) for $1,738,715. The terms of the asset purchase agreement required a cash payment of $1,043,229 and a promissory note of $695,486.

                        PRESGAR IMAGING OF SARASOTA, LLC
                          (A Development Stage Company)

            FINANCIAL STATEMENTS FOR THE YEAR ENDED DECEMBER 31, 1996

                        WITH INDEPENDENT AUDITOR'S REPORT

                        PRESGAR IMAGING OF SARASOTA, LLC
                          (A Development Stage Company)

                          YEAR ENDED DECEMBER 31, 1996


                                    CONTENTS


                                                                      Page
Independent Auditor's Report     . . . . . . . . . . . . . . . . .     1

Financial Statements:

   Balance Sheet . . . . . . . . . . . . . . . . . . . . . . . . .     2

   Statement of Changes in Members' Equity           . . . . . . .     3

   Notes to Financial Statements    . . . . . . . . . . . . . . .     4-7

                          Independent Auditor's Report


To the Members of
PresGar Imaging of Sarasota, LLC
(A Development Stage Company)
Tampa, Florida


We have audited the accompanying balance sheet of PresGar Imaging of Sarasota, LLC (a Development Stage Company) as of December 31, 1996, and the related statement of changes in members' equity for the period from November 1, 1996 (inception) to December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of PresGar Imaging of Sarasota, LLC (a Development Stage Company) as of December 31, 1996, in conformity with generally accepted accounting principles.

/s/ Peed, Koross, Finkelstein & Crain, P.A.
    Fort Lauderdale, Florida
    October 30, 1997

                        PRESGAR IMAGING OF SARASOTA, LLC
                          (A Development Stage Company)

                                  BALANCE SHEET

                                DECEMBER 31, 1996

                                     ASSETS
Current assets:
 Members' contributions receivable                                      $ 94,750
 Installment deposit on equipment purchase                               109,990
                                                                        --------

       Total current assets                                              204,740

Construction in progress                                                  95,037

Other assets (Note 4)                                                      4,000
                                                                        --------

                                                                        $303,777
                                                                        ========

                         LIABILITIES AND MEMBERS' EQUITY

Liabilities:
 Notes payable, current portion (Note 3)                                $ 30,090
 Due to related parties (Note 4)                                           4,000
                                                                        --------

        Total current liabilities                                         34,090

Long-term liabilities:
 Note payable, net of current portion (Note 3)                           174,937

Members' equity                                                           94,750
                                                                        --------

                                                                        $303,777
                                                                        ========




    The accompanying notes are an integral part of these financial statements

                        PRESGAR IMAGING OF SARASOTA, LLC
                          (A Development Stage Company)
                     STATEMENT OF CHANGES IN MEMBERS' EQUITY
                          YEAR ENDED DECEMBER 31, 1996

Members' Equity - November 1, 1996                                       $   --

Members' contributions receivable                                         94,750
                                                                         -------

Members' Equity - December 31, 1996                                      $94,750
                                                                         =======












    The accompanying notes are an integral part of these financial statements

                        PRESGAR IMAGING OF SARASOTA, LLC
                          (A Development Stage Company)

                          NOTES TO FINANCIAL STATEMENTS

                          YEAR ENDED DECEMBER 31, 1996

Note 1 - Summary of Significant Accounting Policies

This summary of significant accounting policies of PresGar Imaging of Sarasota, LLC (the Company) is presented to assist in understanding the Company's financial statements. The financial statements and notes are representations of the members who are responsible for their integrity and objectivity. These accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

Nature of Business

The Company was organized on November 1, 1996, under the limited liability company laws of the State of Tennessee. As of December 31, 1996, the Company has not earned any revenue nor has it incurred any costs or expenses. As a result, a statement of operations is not presented.

Basis of Presentation

The accompanying financial statements have been prepared on the accrual method of accounting.

Concentrations of Risk

The Company will derive substantially all of its revenues from a License and Management Services Agreement with one entity (see Note 5). The Company's operations will be limited to medical imaging diagnostic services. Accordingly, there is a risk of changes in the technology of equipment used to render such services and in the methods used by the medical industry to deliver and pay for such services. Additionally, the Company's operations will be limited to a facility located in Sarasota, Florida.

Income Taxes

The Company is treated as a partnership for federal income tax purposes and does not incur income taxes. Instead, its earnings and losses are included in the income tax returns of the corporate members and taxed accordingly. These financial statements do not reflect a provision for federal income taxes. For state income tax purposes, the Company is treated as a taxable corporation. No provision for state income taxes is reported.

                        PRESGAR IMAGING OF SARASOTA, LLC
                          (A Development Stage Company)

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                          YEAR ENDED DECEMBER 31, 1996


Note 2 - Development Stage Operations

The Company will conduct business under the name of Gulf Side Open MRI. The Company has two members.

The Company has obtained financing and is in the process of purchasing an MRI scanner and improving a leased operating facility. The Company will operate an "open" MRI scanner which accommodates both patients requiring regular MRI procedures as well as claustrophobic patients and obese patients who have difficulties with traditional MRI scanners.

Note 3 - Notes Payable

As of December 31, 1996, the Company has the following note payable obligations:

Note payable to lender collateralized by certain
medical equipment, with an imputed interest rate
approximating 10.7%, with installments (including
principal and imputed interest) payable monthly
beginning May 1, 1997 and continuing through
October 2002. (A)
                                                                       $109,990

Note payable to a lender collateralized by certain
leasehold improvements with an imputed interest rate
approximating 10.7%, with monthly installments
(including principal and imputed interest) beginning
May 1, 1997 and continuing through October 2002.
(B)
                                                                         95,037
                                                                       --------

Total notes payable                                                     205,027
Less current portion                                                    (30,090)
                                                                       --------
Note payable, net of current portion                                   $174,937
                                                                       ========

Commitments for the above notes were dated December 16, 1996, and the outstanding balances as of December 31, 1996 represent partial draws on those commitments.

                        PRESGAR IMAGING OF SARASOTA, LLC
                          (A Development Stage Company)

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                          YEAR ENDED DECEMBER 31, 1996

Note 3 - Notes Payable (continued)

(A) The total outstanding, fully funded balance as of May 1, 1997 was $998,310.
(B) The total outstanding, fully funded balance as of May 1, 1997 was $273,290.

In addition, the Company's lender committed to lend $79,467 for the purchase of equipment and furniture and $9,831 for additional construction and buildout of the facility. Both commitments were also dated December 16, 1996, and had no outstanding balances as of December 31, 1996.

Note 4 - Commitments

The Company entered into a lease agreement dated September 30, 1996, for the facility premises. The agreement required monthly payments on this lease to begin on November 15, 1996, and to terminate November 2001. Rental payments were paid by a related party and are not reflected in the accompanying financial statements. In addition, a non-refundable deposit of $4,000 was paid by a related party upon inception of the lease and is reflected in the financial statements.

Future minimum lease payments required under this lease agreement are as follows:

         1997                                        $  45,297
         1998                                           48,000
         1999                                           49,920
         2000                                           51,917
         2001                                           53,993
                                                     ---------

         Total                                       $ 249,127
                                                     =========

Note 5 - Subsequent Events

On March 26, 1997, the Company entered into a License and Management Services Agreement with a physician group which has a one-year term with an automatic one-year renewal if not terminated by either party. According to the Agreement, the physician group pays the Company a management fee of 77.4% of net collections. Under the terms of this agreement, the physician group has a license to provide professional services at the Company's facility.

                        PRESGAR IMAGING OF SARASOTA, LLC
                          (A Development Stage Company)

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                          YEAR ENDED DECEMBER 31, 1996

Note 5 - Subsequent Events (continued)

On March 26, 1997, the Company entered into a Professional Services Agreement with a professional medical services company. Under this agreement, the Company will pay professional service fees equal to the professional component billed patients for services rendered, or for procedures that require one global billing for both the professional and technical component, the Company will pay 20% of net collections. The initial term of the Agreement is March 27, 1997 through March 27, 2002, with an automatic three year renewal unless terminated by either party.

On August 13, 1997, the Company's members sold substantially all of the Company's assets to Sarasota Resources, Inc., a wholly-owned subsidiary of Medical Resources, Inc. (both Delaware corporations), for $2,424,625. The terms of the asset purchase agreement required a cash payment of $1,454,775 and a promissory note of $969,850.

                         PRESGAR IMAGING OF FLORIDA, LLC

            FINANCIAL STATEMENTS FOR THE YEAR ENDED DECEMBER 31, 1996

                        WITH INDEPENDENT AUDITOR'S REPORT

                         PRESGAR IMAGING OF FLORIDA, LLC

                          YEAR ENDED DECEMBER 31, 1996


                                    CONTENTS


                                                                           Page
Independent Auditor's Report     . . . . . . . . . . . . . . . . . . . .     1

Financial Statements:

   Balance Sheet       . . . . . . . . . . . . . . . . . . . . . . . . .     2

   Statement of Income . . . . . . . . . . . . . . . . . . . . . . . . .     3

   Statement of Changes in Members' Equity           . . . . . . . . . .     4

   Statement of Cash Flows         . . . . . . . .  . . . . . . . . . . .    5

   Notes to Financial Statements     . . . . . . . . . . . . . . . . . .  6-10

                              Independent Auditor's Report




To the Members of
PresGar Imaging of Florida, LLC
Tampa, Florida


We have audited the accompanying balance sheet of PresGar Imaging of Florida, LLC (a Tennessee limited liability company) as of December 31, 1996, and the related statement of income, changes in members' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of PresGar Imaging of Florida, LLC as of December 31, 1996 and the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles.


/s/ Peed, Koross, Finkelstein & Crain, P.A.
    Fort Lauderdale, Florida
    October 30, 1997

                         PRESGAR IMAGING OF FLORIDA, LLC

                                  BALANCE SHEET

                                DECEMBER 31, 1996

                                     ASSETS
Current assets:
 Accounts receivable, net (Notes 1 and 2)                             $  352,915
 Due from related parties (Note 6)                                       344,168
                                                                      ----------

       Total current assets                                              697,083
                                                                      ----------

Equipment and leasehold improvements, net (Notes 1 and 3)              1,119,714
                                                                      ----------

Other assets:
 Goodwill, net of amortization                                            43,611
 Other assets                                                             23,000
                                                                      ----------

          Total other assets                                              66,611
                                                                      ----------

                                                                      $1,883,408
                                                                      ==========

                         LIABILITIES AND MEMBERS' EQUITY

Current liabilities:
 Accounts payable and accrued liabilities                             $  147,679
 Notes payable, current portion (Note 4)                                 219,042
 Due to related parties                                                    7,684
                                                                      ----------

        Total current liabilities                                        374,405

Long-term liabilities:
 Note payable, net of current portion (Note 4)                         1,175,904

Members' equity                                                          333,099
                                                                      ----------

                                                                      $1,883,408
                                                                      ==========



    The accompanying notes are an integral part of these financial statements

                         PRESGAR IMAGING OF FLORIDA, LLC

                               STATEMENT OF INCOME

                          YEAR ENDED DECEMBER 31, 1996



Revenues, net  (Note 1)                                               $1,439,916
 Other income                                                              7,814
                                                                      ----------

                                                                       1,447,730
                                                                      ----------

Costs and expenses:
 Payroll and related costs                                               214,274
 Depreciation and amortization                                           215,842
 Interest                                                                158,296
 Medical equipment maintenance                                           147,289
 Medical supplies                                                        108,398
 Management fee (Note 6)                                                 106,231
 Marketing fee (Note 6)                                                   53,116
 Other general and administrative                                        182,331
                                                                      ----------

                                                                       1,185,777
                                                                      ----------

Net income                                                            $  261,953
                                                                      ==========









    The accompanying notes are an integral part of these financial statements

                         PRESGAR IMAGING OF FLORIDA, LLC
                     STATEMENT OF CHANGES IN MEMBERS' EQUITY
                          YEAR ENDED DECEMBER 31, 1996

Members' Equity - December 31, 1995                                     $ 71,146

Net income                                                               261,953
                                                                        --------

Members' Equity - December 31, 1996                                     $333,099
                                                                        ========



















    The accompanying notes are an integral part of these financial statements

                         PRESGAR IMAGING OF FLORIDA, LLC

                             STATEMENT OF CASH FLOWS

                          YEAR ENDED DECEMBER 31, 1996

Cash flows from operating activities:
  Net income                                                          $ 261,953
                                                                      ---------

Adjustments to reconcile net income
 to net cash provided by operating activities:
  Depreciation and amortization                                         215,842
 (Increase) decrease in:
  Accounts receivable                                                    48,155
  Due from related parties                                             (334,168)
  Other assets                                                          (11,691)
 Increase (decrease) in:
  Accounts payable and accrued liabilities                             (111,970)
  Due to related parties                                                  7,684
                                                                      ---------

          Total adjustments                                            (186,148)
                                                                      ---------

          Net cash provided by operating activities                      75,805
                                                                      ---------

Cash flows from investing activities:
 Purchase of property and equipment                                      (1,729)
                                                                      ---------

          Net cash used in investing activities                          (1,729)
                                                                      ---------

Cash flows from financing activities:
 Principal payments on long-term debt                                  (212,790)
                                                                      ---------

          Net cash used in financing activities                        (212,790)
                                                                      ---------

Net decrease in cash                                                   (138,714)

Cash at beginning of year                                               138,714
                                                                      ---------

Cash at end of year                                                   $       0
                                                                      =========

Supplemental disclosure of cash flow information
 Cash paid for interest                                               $ 158,296
                                                                      =========



    The accompanying notes are an integral part of these financial statements

                         PRESGAR IMAGING OF FLORIDA, LLC

                          NOTES TO FINANCIAL STATEMENTS

                          YEAR ENDED DECEMBER 31, 1996

Note 1 - Summary of Significant Accounting Policies

This summary of significant accounting policies of PresGar Imaging of Florida, LLC (the Company) is presented to assist in understanding the Company's financial statements. The financial statements and notes are representations of the members who are responsible for their integrity and objectivity. These accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

Nature of Business

The Company was organized on January 16, 1995, under the limited liability company laws of the State of Tennessee. The Company operates a medical diagnostic clinic in Bradenton, Florida, utilizing a magnetic resonance imaging system.

Basis of Presentation

The accompanying financial statements have been prepared on the accrual method of accounting.

Revenue Recognition

Radiology services are performed by physicians affiliated with Drs. Sheer, Ahearn & Associates, Professional Association (the Physician Group). The Physician Group has an exclusive license to provide professional services at the Company's facility. The terms of this license agreement require the Physician Group to bill patients for services and pay the Company a management fee equal to 79.4% of the Physician Group's net collections.

Diagnostic service revenues are recorded when services are rendered at the facility. Net patient service revenues are based on established billing rates, less allowances for contractual adjustments for patients covered by Medicare, Medicaid and various other discount arrangements. Payments received under these programs and arrangements, which generally are based on predetermined rates, are generally less than customary charges, and the estimated differences are reflected in the accompanying financial statements as contractual adjustments or policy discounts.

Equipment and Leasehold Improvements

Equipment and leasehold improvements are recorded at cost. Depreciation is calculated using the straight-line method over the estimated useful life of the asset which is generally five or eight years. Leasehold improvements are amortized over the remaining lease term. Upon the

                         PRESGAR IMAGING OF FLORIDA, LLC

                          YEAR ENDED DECEMBER 31, 1996

Note 1 - Summary of Significant Accounting Policies (continued)

Equipment and Leasehold Improvements (continued)

retirement or other disposition of these assets, the cost and related accumulated depreciation are removed from the accounts and the resulting gains or losses are reflected in the results of operations. Expenditures for maintenance and repairs are charged to operations. Renewals and betterments are capitalized.

Concentrations of Risk

The Company derives substantially all of its revenues from its license agreement with the Physician Group. The Company's operations are limited to medical imaging diagnostic services. Accordingly, there is a risk of changes in the technology of equipment used to render such services and in the methods used by the medical industry to deliver and pay for such services. Additionally, the Company's operations are limited to one facility located in Bradenton, Florida.

Income Taxes

The Company is treated as a partnership for federal income tax purposes and does not incur income taxes. Instead, its earnings and losses are included in the income tax returns of the corporate members and taxed accordingly. These financial statements do not reflect a provision for federal income taxes. For state income tax purposes, the Company is treated as a taxable corporation. No provision for state income taxes is reported.

Use of Estimates

The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the balance sheet and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

New Accounting Standards

The Financial Accounting Standards Board issued Statement of Financial Accounting Standard No. 121, "Accounting for the Impairment of Long-lived Assets and Long-lived Assets to be Disposed Of" ("SFAS 121") effective for fiscal years beginning after December 15, 1995. The Company believes that the adoption of SFAS 121 has no material effect on the Company's financial position or results of operations.

                         PRESGAR IMAGING OF FLORIDA, LLC

                          YEAR ENDED DECEMBER 31, 1996

Note 1 - Summary of Significant Accounting Policies (continued)

Fair Value of Financial Instruments

The carrying value of accounts receivable, accounts payable and notes payable approximate fair value.

Note 2 - Accounts Receivable

Accounts receivable principally represent the Company's share of amounts due from patients, third-party payers, and others for diagnostic services provided by the Physician Group in accordance with the license agreement (see Note 1). Such amounts are recorded net of estimated contractual allowances and bad debts. At December 31, 1996, accounts receivable consist of the following:

Accounts receivable                                                   $ 656,028
Less allowance for discounts, adjustments and bad debts                (303,113)
                                                                      ---------

Accounts receivable, net                                              $ 352,915
                                                                      =========

Note 3 - Equipment and Leasehold Improvements

At December 31, 1996, major classes of equipment and leasehold improvements consisted of the following:

Medical equipment                                                   $ 1,253,924
Office furniture and equipment                                           18,360
Leasehold improvements                                                  250,000
                                                                    -----------

                                                                      1,522,284
Less accumulated depreciation and amortization                         (402,570)
                                                                    -----------

                                                                    $ 1,119,714
                                                                    ===========

Depreciation expense was $210,200 for the year ended December 31, 1996.

Note 4 - Note Payable

The Company had a note payable to a lender with an outstanding balance of $1,394,946 at December 31, 1996. The loan agreement does not contain a specific interest rate. Imputed interest approximates 10.5% based on the terms of the agreement. The loan is collateralized by substantially all assets of the Company. Loan payments of $29,630 (including principal and interest) are payable monthly through January 2002.

                         PRESGAR IMAGING OF FLORIDA, LLC

                          YEAR ENDED DECEMBER 31, 1996

Note 4 - Note Payable (continued)

The loan is presented as follows in the accompanying financial statements:

Total note payable                                                  $ 1,394,946
Less current portion                                                   (219,042)
                                                                    -----------

Note payable, net of current portion                                $ 1,175,904
                                                                    ===========

Scheduled principal payments on long-term debt is as follows:

         1997                                                     $   219,042
         1998                                                         243,254
         1999                                                         270,142
         2000                                                         300,002
         2001                                                         333,162
         Thereafter                                                    29,344
                                                                  -----------

         Total                                                    $ 1,394,946
                                                                  ===========

Note 5 - Leases

The Company leases office space under non-cancelable operating leases. Future minimum lease payments under these leases are as follows:

         1997                                                          $ 20,340
         1998                                                            20,340
         1999                                                            20,340
         2000                                                            20,340
                                                                       --------
         Total                                                         $ 81,360
                                                                       ========

In addition, the Company has various service contracts including equipment maintenance and supply purchase agreements. Office rent expense for the year ended December 31, 1996 was $20,340 and equipment rent expense was $7,105 for the year then ended.

Note 6 - Related Party Transactions

The accompanying financial statements reflect amounts due from and due to related parties. These amounts represent cash receipts and disbursements made on the Company's behalf during the regular course of operations. Substantially all of the Company's cash receipts and disbursements are recorded by a related party. Intercompany accounts reflect the net amount due to or from these related parties.

                         PRESGAR IMAGING OF FLORIDA, LLC

                          YEAR ENDED DECEMBER 31, 1996

Note 6 - Related Party Transactions (continued)

The Company has a Marketing Services Agreement with one of its members. This agreement requires, among other things, the Company to pay a marketing fee of 3% of monthly net collections. Marketing fees approximating $53,000 are reflected in the accompanying financial statements.

In addition, the Company has a Management Agreement with one of its members. This agreement requires, among other things, the Company to pay management fees of 6% of monthly net collections. Management fees approximating $106,000 are reflected in the accompanying financial statements.

Note 7 - Commitments

The Company has equipment maintenance contracts with terms ranging from one to three years. Such contracts require monthly payments of approximately $12,500.

Note 8 - Subsequent Event

On August 13, 1997, the Company's members sold substantially all of the Company's assets to Bradenton Resources, Inc., a wholly-owned subsidiary of Medical Resources, Inc. (both Delaware corporations), for $5,086,660. The terms of the asset purchase agreement required a cash payment of $3,051,996 and a promissory note of $2,034,664.

                               DIAGNOSTIC IMAGING
                                 NETWORK, L.L.C.


                              FINANCIAL STATEMENTS

                                December 31, 1996

                       DIAGNOSTIC IMAGING NETWORK, L.L.C.

                                TABLE OF CONTENTS

                                December 31, 1996







FINANCIAL STATEMENTS                                                       PAGE


  Independent Auditors' Report                                               1


  Balance Sheet                                                              2


  Statement of Operations                                                    3


  Statement of Members' Equity                                               4


  Statement of Cash Flows                                                    5


  Notes to Financial Statements                                            6-16

                          INDEPENDENT AUDITORS' REPORT

To the Members of
Diagnostic Imaging Network, L.L.C.


We have audited the accompanying balance sheet of Diagnostic Imaging Network, L.L.C. as of December 31, 1996 and the related statements of operations, members' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Diagnostic Imaging Network, L.L.C. as of December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


/s/ Weisberg & Company, LLP
Carle Place, New York
December 10, 1997

                       DIAGNOSTIC IMAGING NETWORK, L.L.C.

                                  BALANCE SHEET

                                December 31, 1996




                                     ASSETS


CURRENT ASSETS
  Cash                                               $     1,100
  Accounts receivable (net of
   allowance for contractual discounts
   of $832,120)                                          623,143
  Deposits                                                 2,152
                                                     -----------
    Total Current Assets                                            $   626,395

PROPERTY AND EQUIPMENT
  Capital leases-medical equipment                     3,008,290
  Furniture and equipment                                127,718
                                                     -----------
                                                       3,136,008
  Less: accumulated depreciation and amortization       (898,465)
                                                     -----------

    Property and Equipment, net                                       2,237,543

OTHER ASSETS
  Organization expenses (net of accumulated
  amortization of $6,750)                                                15,750
                                                                    -----------

    Total Assets                                                    $ 2,879,688
                                                                    ===========

                         LIABILITIES AND MEMBERS' EQUITY


CURRENT LIABILITIES
  Accounts payable                                   $   445,138
  Accrued liabilities - related party (note 11)          350,123
  Accrued liabilities - affiliates (note 12)             129,732
  Accrued interest                                        43,034
  Employee benefits payable                                  887
  Obligations under capital leases-
   current portion (note 6)                              634,727
                                                     -----------

     Total Current Liabilities                                      $ 1,603,641

LONG-TERM LIABILITIES
  Line of credit-related party (note 7)                  428,238
  Line of credit payable (note 8)                        177,204
  Obligations under capital leases (note 6)            2,254,214
                                                     -----------


     Total Long-term Liabilities                                      2,859,656
                                                                    -----------
     Total Liabilities                                                4,463,297

COMMITMENTS AND CONTINGENCIES (note 9)

MEMBERS' EQUITY                                                      (1,583,609)
                                                                    -----------

     Total Liabilities and Members' Equity                          $ 2,879,688
                                                                    ===========








See notes to financial statements.                                        Page 2

                       DIAGNOSTIC IMAGING NETWORK, L.L.C.

                             STATEMENT OF OPERATIONS

                      For The Year Ended December 31, 1996


REVENUE
  Fee income                                         $ 4,360,698
  Less: contractual discounts                         (2,120,513)
                                                     -----------

     Total Revenue                                                  $ 2,240,185

OPERATING EXPENSES
  Depreciation and amortization                          701,914
  Wages and salaries                                     548,792
  Radiology fees (note 10)                               525,622
  Medical and film supplies                              238,637
  Repairs and maintenance                                174,449
  Billing and management (note 10)                       208,413
  Rent                                                   125,732
  Furniture and equipment rent                           120,056
  Outside services                                        67,182
  Miscellaneous                                           57,618
  Employee benefits                                       52,020
  Payroll taxes                                           47,838
  Insurance                                               44,505
  Telephone and utilities                                 43,541
  Office expense                                          33,397
  Advertising and marketing                               26,755
  Professional fees                                       14,107
  Bank fees                                                7,670
  License and fees                                         6,204
  Education and training                                   2,812
  Travel and entertainment                                 1,958
                                                     -----------

     Total Operating Expenses                                         3,049,222
                                                                    -----------

     Loss From Operations                                              (809,037)

OTHER INCOME (EXPENSE)
  Other income                                             4,537
  Interest expense                                      (332,701)
  State income tax expense (note 2)                       (3,800)
                                                     -----------

       Total Other Income (Expense)                                    (331,964)
                                                                    -----------

       Net Loss                                                     $(1,141,001)
                                                                    ===========





See notes to financial statements.                                        Page 3

                       DIAGNOSTIC IMAGING NETWORK, L.L.C.

                          STATEMENT OF MEMBERS' EQUITY

                      For The Year Ended December 31, 1996



Members' Equity - December 31, 1995                                 $  (442,608)

Net Loss                                                             (1,141,001)
                                                                    -----------

Members' Equity - December 31, 1996                                 $(1,583,609)
                                                                    ===========















See notes to financial statements.                                        Page 4

                       DIAGNOSTIC IMAGING NETWORK, L.L.C.

                             STATEMENT OF CASH FLOWS

                      For The Year Ended December 31, 1996


CASH FLOWS FROM OPERATING ACTIVITIES                                $(1,141,001)
                                                                    -----------
Net loss

Adjustments to reconcile net loss to
 net cash used in operating activities:
  Depreciation and amortization                                         701,914
  Changes in assets and liabilities:
    (Increase) in accounts receivable                                  (412,525)
    (Increase) in deposits                                               (2,002)
    Increase in accounts payable                                        416,658
    Increase in accrued liabilities-related party                       204,047
    Increase in accrued liabilities-affiliates                          129,732
    Increase in accrued interest                                         35,399
    (Decrease) in employee benefits payable                              (1,854)
                                                                    -----------
      Total adjustments                                               1,071,369
                                                                    -----------
      Net cash used in operating activities                             (69,632)
                                                                    -----------

CASH FLOWS FROM INVESTING ACTIVITIES
   Purchase of property and equipment                                  (114,222)
                                                                    -----------

CASH FLOWS FROM FINANCING ACTIVITIES
   Proceeds from lines of credit, net                                   286,372
   Principal payments under capital lease obligations                  (328,317)
                                                                    -----------
      Net cash used in financing activities                             (41,945)
                                                                    -----------

   Net increase in cash and cash equivalents                           (225,799)
   Cash and cash equivalents - beginning of year                        226,899
                                                                    -----------
   Cash and cash equivalents - end of year (note 16)                $     1,100
                                                                    ===========





See notes to financial statements.                                        Page 5

                       DIAGNOSTIC IMAGING NETWORK, L.L.C.

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 1996


NOTE 1 -NATURE OF BUSINESS

Diagnostic Imaging Network, L.L.C. (the "Company" or "L.L.C.") was formed as a limited liability company under the laws of the state of California on June 13, 1995, for the purpose of developing and operating facilities to manage the delivery of health care services at a location adjacent to the O'Connor Hospital campus in San Jose, California, at a location adjacent to St. Louise Hospital in Morgan Hill, California, as well as at other potential locations.

The members of the L.L.C. are O'Connor Hospital, which holds a 49% equity interest, and National Medical Resources, Inc. ("NMRI"), a Washington corporation which holds a 51% equity interest. On August 15, 1996, NMRI merged its operations with an affiliate, National Medical Development, Inc. ("NMD").

The Company began operations at the O'Connor Hospital campus on July 1, 1995 and at the St. Louise Hospital location on June 15, 1995. The latest date upon which the L.L.C. will be dissolved is June 13, 2020.

Effective February 1, 1996, O'Connor Hospital and the L.L.C. entered into a billing and factoring agreement whereby the hospital assigned 97% of the cash collected from its heart lab to the L.L.C. In exchange, the L.L.C. assumed all operating costs of the heart lab.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

Patient Service Revenues

Patient service revenues consist of charges for diagnostic services. Such charges represent global fees, which include the technical component of the charge for patient services for the facility and equipment usage, as well as the related radiologist fees (note 10).

Inventories

Inventories of MRI supplies and office supplies are considered immaterial and are not accumulated for more than one month. For accounting purposes, all amounts expended are treated as expenses when paid.

Property and Equipment

Property and equipment are recorded at their original cost. Improvements are capitalized, while maintenance and repairs, which do not appreciably extent the useful live of the related assets, are expensed when incurred.

Depreciation is provided in amounts sufficient to relate the cost of depreciable assets to operations over the respective estimated service lives by use of the straight-line method over five to seven years.

                       DIAGNOSTIC IMAGING NETWORK, L.L.C.

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 1996



NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES (continued)

Leases

Leases which meet certain criteria evidencing substantive ownership are capitalized and the related capital lease obligations are included in current and long-term liabilities. Amortization and interest are charged to expense, with rent payments being treated as payments of the capital lease obligations. All other leases are accounted for as operating leases, with rent payments being charged to expense as incurred.

Income Taxes

Diagnostic Imaging Network, L.L.C., was formed under the Beverly-Killea Limited Liability Act of the California Corporations Code, and has relied on the Act's default provisions whereby the L.L.C. will be treated as a partnership by the Internal Revenue Service and the State of California. Therefore, the members of the L.L.C. are taxed on their share of the L.L.C.'s income. Thus, no provision or liability for federal income taxes has been included in these financial statements.

Under the California Act, the Company is subject to an annual $800 L.L.C. tax for the privilege of doing business in California, as well as an annual L.L.C. fee based on the total income as defined by the Act.

Cash Equivalents

For purposes of the Statement of Cash Flows, the Company considers all highly liquid investments with a maturity of three months or less to be cash equivalents. At the date of these financial statements, the Company owned no investments considered to be cash equivalents.

Advertising Costs

Costs incurred for producing and communicating advertising are expensed when incurred.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

NOTE 3 - CREDIT CONCENTRATIONS

The Company provides diagnostic services for patients of hospitals, physicians, and medical clinics in the greater San Jose and Morgan Hill, California area. As of December 31, 1996, the majority of the Company's outstanding, unsecured accounts receivable were due from insurance companies that provide health insurance coverage. Payment of these receivables depends primarily upon the contractual arrangements with these third-party payors (note 4).

                       DIAGNOSTIC IMAGING NETWORK, L.L.C.

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 1996




NOTE 4 - ACCOUNTS RECEIVABLE

Accounts receivable represent charges for the technical component and outside physician radiology services.

Contractual discounts result when patient charges are generated under contractual arrangements with third-party insurance payors who do not pay full charges. The difference between the Company's billing rates and the amount paid by the third-party payors, who contract for services, is a contractual discount. For the year ended December 31, 1996, contractual discounts and the provision for uncollectible accounts are estimated by management to be approximately 50% of the patient service revenues.

NOTE 5 - ORGANIZATION EXPENSES (Including Certain Related Party
         Transactions)

Organization expenses consists of a one-time set up fee in the amount of $15,000 paid to NMRI, as well as a one-time billing set-up fee in the amount of $7,500 paid to Cascade Medical Billing, Inc. (now National Medical Management, Inc.), a Washington corporation whose controlling stockholder is the controlling stockholder of NMD.

Organization expenses are amortized over five years, using the straight-line method.

NOTE 6 - CAPITAL LEASE OBLIGATIONS

MRI Equipment

One June 1, 1995, the Company entered into a lease agreement for the MRI diagnostic radiology equipment and modular building housing the equipment located in Morgan Hill, California. This obligation has been recorded in the accompanying financial statements as a capital lease at the present value of the future minimum lease payments, discounted at an interest rate of 11.0%. The capitalized cost of the equipment is $1,740,492. Monthly payments began May 18, 1995 at $34,945 for 66 months.

Pursuant to the lease agreement, the payments on this lease obligation have priority over any payments to third parties. The lessor has a security interest in the Company's existing and future accounts receivable.

Medical Equipment

On May 15, 1995, the Company entered into a lease agreement for the diagnostic radiology equipment located in San Jose, California. This obligation has been recorded in the accompanying financial statements as a capital lease at the present value of the future minimum lease payments, discounted at an interest rate of 12.5%. The capitalized cost of the equipment is $230,000. Monthly payments began June 16, 1995 at $2,395 for three months and $4,998 for 63 months. This lease is subject to similar terms and conditions as the lease for the MRI equipment.

                       DIAGNOSTIC IMAGING NETWORK, L.L.C.

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 1996


NOTE 6 - CAPITAL LEASE OBLIGATIONS (continued)

Medical Equipment - continued

On May 15, 1995, the Company entered into a lease agreement for diagnostic radiology equipment located in San Jose, California. This obligation has been recorded in the accompanying financial statements as a capital lease at the present value of the future minimum lease payments, discounted at an interest rate of 12.44%. The capitalized cost of the equipment is $251,671. Monthly payments began June 16, 1995 at $2,622 for three months and $5,460 for 63 months. This lease is subject to similar terms and conditions as the lease for the MRI equipment.

On February 21, 1996, the Company entered into a lease agreement for diagnostic radiology equipment located in San Jose, California. This obligation has been recorded in the accompanying financial statements as a capital lease at the present value of the future minimum lease payments, discounted at an interest rate of 11.37%. The capitalized cost of the equipment is $28,000. Monthly payments began May 1, 1996 at $614 for 60 months. This lease is subject to similar terms and conditions as the lease for the MRI equipment.

On February 22, 1996, the Company entered into a lease agreement for diagnostic radiology equipment located in San Jose, California. This obligation has been recorded in the accompanying financial statements as a capital lease at the present value of the future minimum lease payments, discounted at an interest rate of $11.56%. The capitalized cost of the equipment is $85,000. Monthly payments began May 1, 1996 at $1,872 for 60 months. This lease is subject to similar terms and conditions as the lease for the MRI equipment.

On, April 23, 1996, the Company entered into a lease agreement for used diagnostic radiology equipment located in San Jose, California. This obligation has been recorded in the accompanying financial statements as a capital lease at the present value of the future minimum lease payments, discounted at an interest rate of 12%. The capitalized cost of the equipment is $74,000. Monthly payments began July 1, 1996 at $1,646 for 60 months. This lease is subject to similar terms and conditions as the lease for the MRI equipment.

Medical Equipment/Working Capital Lease

On May 15, 1995, the Company entered into a lease agreement for radiology camera equipment to be located in San Jose, California. Funds in the amount of $426,738 were advanced by the lessor to O'Connor Hospital for the purchase of the equipment. However, the purchase of the camera equipment was never consummated and the hospital advanced the funds to the L.L.C., which the L.L.C. used as working capital. This obligation was recorded in the financial statements as a lease obligation at the present value of the future minimum lease payments, discounted at an interest rate of 12.5%. Monthly payments began June 16, 1995 at $2,395 for three months and continued at $4,998 until May, 1996.

                       DIAGNOSTIC IMAGING NETWORK, L.L.C.

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 1996




NOTE 6 - CAPITAL LEASE OBLIGATIONS(continued)

Medical Equipment/Working Capital Lease - continued

In 1996, the Company converted the lease and a liability in the amount of $558,621 owed to O'Connor Hospital for a nuclear medical camera into a new capital lease. Monthly payments began June 15, 1996 at $9,720 for three months and $21,801 for 60 months. This lease is subject to similar terms and conditions as the lease for the MRI equipment.

Leasehold Improvements

On August 22, 1995, the Company entered into a lease agreement for the tenant improvements located in San Jose, California. This obligation has been recorded in the accompanying financial statements as a capital lease at the present value of the future minimum lease payments, discounted at an interest rate of 13.85%. The capitalized cost of the improvements is $40,506. Monthly payments began September 1, 1995 at $442 for three months and $911 for 63 months. This lease is subject to similar terms and conditions as the lease for the MRI equipment.

Future minimum lease payments as of December 31, 1996 are as follows:

                        1997                                  $   971,787
                        1998                                      866,952
                        1999                                      866,952
                        2000                                      785,694
                        2001                                      194,221
                     Thereafter                                        --
                                                              -----------
       Total future minimum lease payments                      3,685,606

       Less: amount representing interest                        (796,665)
                                                              -----------

       Present value of net minimum lease payments            $ 2,888,941
                                                              ===========



Amortization expense related to the capital leases in the amount of $682,124 is included in depreciation expense.

                       DIAGNOSTIC IMAGING NETWORK, L.L.C.

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 1996




NOTE 7 - LINE OF CREDIT-RELATED PARTY

Pursuant to Article VI of the Limited Liability Company Operating Agreement and as evidenced by a separate promissory note, O'Connor Hospital provided a revolving, working capital line of credit for five years, in the amount of $350,000. Interest only at the prime rate of interest offered by the Bank of America, NT&SA, plus one percent as of the date of each advance, is required to be paid monthly beginning July, 1995. At the end of five years, the then outstanding balance of principal and interest due shall be converted to a two-year note whereby the L.L.C. will be required to make monthly payments of principal and interest.

At December 31, 1996, the outstanding principal balance was $348,238. The outstanding balance is secured by all of the Company's tangible and intangible assets, including accounts receivable, and is subordinate to the leases payable to DVI (note 6).

On January 1, 1996, the Company executed another revolving, working capital line of credit with the hospital in the amount of $200,000. Interest only is payable monthly at a floating rate based on the prime rate offered by the Bank of America, NT&SA at December 31, 1996,the interest rate was 6.7%. Effective December 31, 1998, the Company will be required to make payments of principal and interest for a period of 24 months, with the balance due and payable in full December 31, 2000. At December 31, 1996, the outstanding principal balance was $80,000.

NOTE 8 - LINE OF CREDIT

On May 22, 1996, the L.L.C. executed an agreement with DVI for a revolving line of credit of up to $400,000 and secured by accounts receivable. Interest is computed at prime plus 2.5%. Outstanding principal and interest are due May 22, 1998.

NOTE 9 - COMMITMENTS AND CONTINGENCIES

Ground Lease

In conjunction with the lease of the MRI equipment and modular building located in Morgan Hill, California (note 6), the L.L.C. entered into an oral agreement with St. Louise Hospital and Health Center to lease, on a month-to-month basis, certain real property which is the site of the modular building and MRI equipment. For the year ended December 31, 1996, rent expense was recorded in the amount of $6,210.

                       DIAGNOSTIC IMAGING NETWORK, L.L.C.

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 1996




NOTE 9 - COMMITMENTS AND CONTINGENCIES (continued)


Operating Lease

On June 1, 1995, the Company entered into a sublease agreement with O'Connor Hospital (and agreed to by the master lease lessor) for office space as a site in San Jose for its diagnostic radiology equipment. The lease term commenced June 1, 1995 and was scheduled to expire the earlier of (i) the date on which the Master Lease terminates, or (ii) June 1, 2000. The monthly base rent was $2,138 plus 12% of O'Connor's triple net obligation. Rent expense for January through March, 1996, was $7,315.

On April 1, 1996, the Company moved into larger office space. The new lease term is for five years, expiring April 1, 2001, with one renewal option for five years. Monthly rent is $12,176 plus 12% of the common area fees. Rent expense for the nine months ended December 31, 1996, was $112,207.

On May 15, 1995, the Company assigned its tenant rights under the lease to the lessor of the MRI, medical equipment, and tenant improvements as additional security for the Company's performance of its obligations under the equipment and tenant improvements leases (note 6).


Future minimum lease payments of the San Jose sublease as of December 31, 1996, are as follows:

                 1997                               $     146,112
                 1998                                     146,112
                 1999                                     146,112
                 2000                                     146,112
                 2001                                      36,528
              Thereafter                                       --
                                                    -------------
                                                    $     620,976
                                                    =============

                       DIAGNOSTIC IMAGING NETWORK, L.L.C.

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 1996


NOTE 9 - COMMITMENTS (continued)

Repair and Maintenance Contracts

Pursuant to the capital lease obligations, the Company maintains repair and maintenance contracts on its medical equipment (note 6). As of December 31, 1996, future obligations under these contracts are as follows:

              1997                                       $   162,560
              1998                                           162,560
              1999                                           162,560
              2000                                            27,560
              2001                                            13,547
                                                         -----------
                                                         $   528,787
                                                         ===========

At December 31, 1996, contract payments in the amount of $85,848 were included in accounts payable. These represent outstanding amounts due for the service contract for equipment at the St. Louise Hospital location.

NOTE  10 - OUTSIDE PURCHASED SERVICES (including some services purchased from related parties)

Radiology Services

On May 15, 1995, the Company entered into a contract for radiology services with a third party. The exclusive contract for services is for 1 year, with automatic renewals on a year to year basis unless either party terminates the agreement with a written notice at least 60 days prior to the end of the term. The radiology service fee, which is payable monthly, was computed at an initial rate of 14.5% of fees received (net of collection charges). Pursuant to the contract, the rate can be increased or decreased by 2% per quarter based upon a formula as specified in the contract, to a maximum of 24.5% or minimum of 12.5%. At December 31, 1996, the rate was 14.5%.

Patient Billing Services

The patient billing service fee is computed at 8.5% of cash collections each month and is payable to National Medical Management, Inc., an affiliate of NMD. The exclusive contract for services is for five years, with an automatic renewal for 1 year, unless either party terminates the agreement with a written notice at least 90 days prior to the end of the term.

                       DIAGNOSTIC IMAGING NETWORK, L.L.C.

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 1996


NOTE 11 - ACCRUED LIABILITIES-RELATED PARTY

At December 31, 1996, accrued liabilities-related party represent the following:

Reimbursements for wages, salaries,
 and miscellaneous expenses owed to
 O'Connor Hospital                                                      $ 65,175
Accounts receivable billed and collected
 on behalf of O'Connor Hospital Heart Lab
 (note 16)                                                               284,948
                                                                        --------
                                                                        $350,123
                                                                        ========

NOTE 12 - ACCRUED LIABILITIES-AFFILIATES

At December 31, 1996, accrued liabilities-affiliates represent the following:

Billing fees payable to National
 Medical Management, Inc.                                               $ 54,732
Short-term working capital loan
 payable to O'Connor MRI, L.P.                                            75,000
                                                                        --------
                                                                        $129,732
                                                                        ========

NOTE 13 - EMPLOYEE BENEFITS

The Company maintains a qualified deferred compensation plan under section 401(k) of the Internal Revenue Code. Under the plan, all employees may elect to defer up to 15% of their salary, subject to the Internal Revenue Service limits. The plan also allows for discretionary employer contributions. For the year ended December 31, 1996, the Company did not make any discretionary contributions.


NOTE 14 - REPAIRS AND MAINTENANCE

Repairs and maintenance expense for the period includes a service contract in the amount of $135,181 on the MRI and medical equipment located at the Morgan Hill facility. It also includes service contract expense in the amount of $14,655 at the San Jose facility. Most of the radiology equipment located at the San Jose facility is included under warranty service contracts with the various equipment manufacturers through December 31, 1996 (note 9).

                       DIAGNOSTIC IMAGING NETWORK, L.L.C.

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 1996



NOTE 15 - MEMBERS' EQUITY

The members of the Company have the following equity interests and voting rights:

                                                    Equity                   Voting
                                                   Interest                  Rights
                                                   --------                  ------
           O'Connor Hospital                          49%                      49%
           National Medical Development, Inc.         51%                      51%


Limited Liability

Pursuant to Article III, section 3.5, of the Limited Liability Company Operating Agreement, no member shall be personally liable for any debts, obligations, damages, or liabilities of the Company, except as required by law.

Mandatory Preferred Return

Pursuant to the provisions of Article VIII of the Limited Liability Company Operating Agreement, a preferred return in the aggregate amount of $50,000 shall be paid to O'Connor Hospital, as distributions are made.

Operating Distributions

Pursuant to the provisions of Article VIII of the Limited Liability Company Operating Agreement, an operating distribution may be made from time to time as follows: First, 99% to O'Connor and 1% to NMD until the aggregate of all amounts distributed to O'Connor equals the preferred return. Then, any remainder shall be made according to their respective percentage interests.


NOTE 16 - CASH FLOW INFORMATION-SUPPLEMENTAL INFORMATION

Interest expense paid during the year ended December 31, 1996 totaled $297,099. In addition, the Company paid $1,300 in California Limited Liability Company taxes and fees.

During the year ended December 31, 1996, the Company entered into capital lease obligations for the acquisition of medical diagnostic equipment (note 6).

                       DIAGNOSTIC IMAGING NETWORK, L.L.C.

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 1996





NOTE 17 - SUBSEQUENT EVENTS


In August 1997, NMD sold its membership interest in the L.L.C. to a third party. Under the terms of the agreement, the operations at the St. Louise Hospital location was assumed by NMD. Also under terms of the agreement, the buyer did not assume any current or long-term debt payable to a related party or affiliate. December 31, 1996, payables in the amount of $43,240 for billing and management fees due to an affiliate (note 12) were forgiven.

                               O' CONNOR MRI, L.P.


                              FINANCIAL STATEMENTS

                                December 31, 1996

                               O' CONNOR MRI, L.P.

                                TABLE OF CONTENTS

                                December 31, 1996







FINANCIAL STATEMENTS                                                       PAGE


  Independent Auditors' Report                                               1


  Balance Sheet                                                              2


  Statement of Income                                                        3


  Statement of Partners' Capital                                             4


  Statement of Cash Flows                                                    5


  Notes to Financial Statements                                            6-12

                          INDEPENDENT AUDITORS' REPORT




To the Partners of O' Connor MRI, L.P.


We have audited the accompanying balance sheet of O' Connor MRI, L.P. as of December 31, 1996 and the related statements of income, partners' capital and cash flows for the year then ended. These financial statements are the responsiblity of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of O' Connor MRI, L.P. as of December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.






/s/ Weisberg & Company, LLP
Carle Place, New York
December 10, 1997

                               O' CONNOR MRI, L.P.

                                  BALANCE SHEET

                                December 31, 1996


                                     ASSETS

CURRENT ASSETS
  Cash and cash equivalents                           $     4,534
  Accounts receivable (note 3)                            744,475
  Prepaid expenses                                         16,746
  Notes receivable-partners and related parties            88,999
                                                      -----------
    Total Current Assets                                            $   854,754

PROPERTY AND EQUIPMENT
  Capital leases-equipment                              3,076,894
  Medical equipment                                        40,932
  Capital lease-building                                  487,874
  Capital lease-building improvements                     410,000
  Leasehold improvements                                   37,245
  Office furniture and equipment                           35,804
                                                      -----------
                                                        4,088,749
  Less:  accumulated depreciation and amortization     (1,355,675)
    Property and Equipment, net                                       2,733,074

OTHER ASSETS
  Organizational expense                                   40,890
  Loan fees                                                 4,000
  Development fees                                         70,000
                                                      -----------
                                                          114,890
  Less:  accumulated amortization                         (51,870)
                                                      -----------
     Other Assets, net                                                   63,020
                                                                    -----------

     Total Assets                                                   $ 3,650,848
                                                                    ===========

                        LIABILITIES AND PARTNERS' CAPITAL

CURRENT LIABILITIES
  State income tax payable                            $       800
  Accounts payable                                         87,474
  Distribution payable-limited partner                     69,200
  Accrued expenses (note 4)                               339,974
  Line of credit (note 5)                                 426,036
  Obligations under capital leases-current
     portion(note 6)                                      744,144
                                                      -----------
    Total Current Liabilities                                       $ 1,667,628

  Obligations under capital leases (note 6)                           2,102,382
                                                                    -----------
    Total Liabilities                                                 3,770,010

COMMITMENTS AND CONTINGENCIES (notes 7 and 8)

PARTNERS' CAPITAL                                                      (119,162)
                                                                    -----------

    Total Liabilities and Partners' Capital                           3,650,848
                                                                    ===========


See notes to financial statements.                                        Page 2

                               O' CONNOR MRI, L.P.

                               STATEMENT OF INCOME

                      For the year ended December 31, 1996

REVENUE
  Fee income                                     $ 5,397,583
  Less:  contractual discounts                    (2,270,826)
                                                 -----------

    Total Revenue                                                   $ 3,126,757

OPERATING EXPENSES
  Depreciation                                       595,644
  Salaries and wages                                 415,818
  Radiology fees (note 8)                            431,789
  Medical and film supplies                          253,218
  Repairs and maintenance                            240,920
  Billing and management (note 8)                    156,873
  Taxes - other                                       80,305
  Miscellaneous                                       63,554
  Insurance                                           38,198
  Payroll taxes                                       32,939
  Amortization                                        24,179
  Office                                              18,392
  Advertising costs (note 9)                          15,209
  Bank charges                                        13,893
  Professional fees                                   10,756
  Outside services                                    10,194
  Telephone                                            5,740
  Rent                                                 5,328
  Travel and entertainment                             3,130
                                                 -----------

    Total Operating Expenses                                          2,416,079
                                                                    -----------

    Income From Operations                                              710,678

OTHER INCOME (EXPENSE)
  Interest expense                                  (365,671)
  Settlement income, net (note 10)                   103,898
                                                 -----------
     Total Other Income (Expense)                                      (261,773)
                                                                    -----------

Income Before Income Taxes                                              448,905
State income taxes                                                         (800)
                                                                    -----------

Net Income                                                          $   448,105
                                                                    ===========


See notes to financial statements.                                        Page 3

                               O' CONNOR MRI, L.P.

                         STATEMENT OF PARTNERS' CAPITAL

                      For the year ended December 31, 1996

                                                        General        Limited
                                          Total         Partner        Partner
                                        ---------      ---------      ---------
Capital- December 31, 1995               (289,317)      (203,591)       (85,726)

Net Income                                448,105        268,863        179,242

Partner distributions                    (277,950)      (166,770)      (111,180)
                                        ---------      ---------      ---------

Capital - December 31, 1996             $(119,162)     $(101,498)     $ (17,664)
                                        =========      =========      =========












See notes to financial statements.                                        Page 4

                               O' CONNOR MRI, L.P.

                             STATEMENT OF CASH FLOWS

                      For the year ended December 31, 1996



CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                            $ 448,105
                                                                      ---------

Adjustments to reconcile net income to net cash provided by
  operating activities:
  Depreciation and amortization                                         619,823
  Changes in assets and liabilities:
    (Increase) in accounts receivable                                  (335,179)
    (Increase) in prepaid expenses                                      (12,933)
    Increase in accounts payable                                         87,474
    (Decrease) in accounts payable - related party                     (194,388)
    (Decrease) in accrued expenses                                      317,496
    (Decrease) in deferred revenue                                      (30,000)
                                                                      ---------
      Total adjustments                                                 452,293
                                                                      ---------
      Net cash provided by operating activities                         900,398
                                                                      ---------

CASH FLOWS FROM INVESTING ACTIVITIES
  (Increase) in notes receivable-partners
    and related parties                                                 (87,403)
  Purchase of property and equipment                                    (31,050)
                                                                      ---------
      Net cash used in investing activities                            (118,453)
                                                                      ---------

CASH FLOWS FROM FINANCING ACTIVITIES
  Proceeds from line of credit, net                                      11,006
  Principal payments under capital lease obligations                   (637,248)
  Partner distributions paid                                           (208,750)
                                                                      ---------
      Net cash used in financing activities                            (834,992)
                                                                      ---------

  Net decrease in cash and cash equivalents                             (53,047)
  Cash and cash equivalents - beginning of year                          57,581
                                                                      ---------
  Cash and cash equivalents - end of year (note 12)                   $   4,534
                                                                      =========








See notes to financial statements.                                        Page 5

                               O' CONNOR MRI, L.P.

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 1996


NOTE 1-  NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

O' Connor MRI, L.P. (the "Partnership") was formed as a limited partnership under the laws of the State of California, for the purpose of developing and operating a medical diagnostic imaging center located in San Jose, California.


Patient Service Revenues

The patient service revenues consist of charges for MRI and CT diagnostic services. MRI charges comprise approximately 78% of the total gross revenues and represent global fees, which include the technical component of the charge for patient services for the facility and equipment usage, as well as the related radiologist fees (note 8).

CT charges comprise approximately 22% of the total gross revenues and represent a flat fee paid per diagnostic procedure, which is paid by the referring institution which is also the limited partner of the Partnership (note 8).

Property and equipment, depreciation and amortization

Property and equipment are recorded at cost. Depreciation is provided in amounts sufficient to relate the cost of depreciable assets to operations over the respective estimated service lives by use of the straight-line method over five to forty year lives for the building, building improvements and leasehold improvements, and by use of the straight-line method over five and seven year lives for medical equipment and office furniture and equipment. Improvements are capitalized, while expenditures for maintenance and repairs are charged to expense as incurred. Organizational expenses, loan fees, and development fees are amortized over five years by use of the straight-line method.

Leases

Leases which meet certain criteria evidencing substantive ownership are capitalized and the related capital lease obligations are included in current and long-term liabilities. Amortization and interest are charged to expense, with rent payments being treated as payments of the capital lease obligations. All other leases are accounted for as operating leases, with rent payments being charged to expense as incurred.

Income Taxes

No provision or benefit for income taxes has been included in these financial statements since the taxable income or loss passes through to, and is reportable by, the individual partners.

Limited partnerships doing business in California are subject to a limited partnership tax of $800 per year commencing in the year operations begin. For California State income tax purposes, this tax cannot be deducted as an expense of the partnership, nor can it be deducted from the partners' distributive share.

                               O' CONNOR MRI, L.P.

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 1996




Inventories

Inventories of MRI supplies and office supplies are considered immaterial and are not accumulated for more than one month. For accounting purposes, all amounts expended are treated as expenses when paid.

Cash Equivalents

For purposes of the Statement of Cash Flows, the Partnership considers all highly liquid investments with a maturity of three months or less to be cash equivalents.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

NOTE 2 - CREDIT CONCENTRATIONS

The Partnership provides diagnostic services for patients of hospitals, physicians, and medical clinics located in the greater San Jose area. As of December 31, 1996, the majority of the Partnership's outstanding unsecured accounts receivable were due from insurance companies that provide health insurance coverage. Payment of these receivables depends primarily upon the contractual arrangements with these third-party payors (note 3).


NOTE 3 - ACCOUNTS RECEIVABLE

Accounts receivable represent charges for the technical component and outside physician radiology services.

Contractual discounts result when patient charges are generated under contractual arrangements with third-party insurance payors who do not pay full charges. The difference between the Partnership's billing rates and the amount paid by the third-party payors, who contract for services, is a contractual discount. For the year ended December 31, 1996, contractual discounts and the provision for uncollectible accounts are estimated by management to be approximately 42% of the patient service revenues.

At December 31, 1996, accounts receivable consisted of the following:

CT fees due from related party (note 8)                             $    70,274
MRI technical and radiologist fees                                    1,197,455
                                                                    -----------
                                                                      1,267,729
Less:  allowance for contractual discounts                             (523,254)
                                                                    -----------
                                                                    $   744,475
                                                                    ===========

                               O' CONNOR MRI, L.P.

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 1996


NOTE 4 - ACCRUED EXPENSES - (Including Amounts Due to Related Party)

At December 31, 1996, accrued expenses consisted of the following:

Billing fees payable to an entity related to general
    partner (note 8)                                                    $ 37,267

Radiology fees payable to third parties (note 8)                         302,707
                                                                        --------

                                                                        $339,974
                                                                        ========


NOTE 5 - LINE OF CREDIT

The Partnership has a revolving line of credit through DVI Financial Services, Inc., the lessor of the capital leases (note 6), with a borrowing limit of $600,000. The line is due December, 1997. Interest is payable monthly at prime plus 2.5%. The line is secured by accounts receivable.

NOTE 6 - OBLIGATIONS UNDER CAPITAL LEASES

MRI System

The Partnership leases an MRI system under a noncancelable lease agreement, commencing November 20, 1993, with three monthly payments of $16,729, then sixty monthly payments of $39,680, including imputed interest of 10.3%. Payments on this lease obligation have priority over any payments to related parties for services rendered or over any distributions to the partners. The lease is secured by accounts receivable, the MRI equipment, general intangibles, inventory, equipment, money deposit accounts and the assignment of the Partnership's tenant rights in the commercial lease with the limited partner. In addition, the lease is 100% guaranteed by the general partner.

Modular Building

The Partnership leases a modular building under a noncancelable lease agreement, commencing November 20, 1993, with three monthly payments of $4,474, then sixty monthly payments of $10,607, including imputed interest of 10.6%. The lease is secured by the same accounts that secure the MRI equipment lease.

CT Scanner

The Partnership leases a CT Scanner under a noncancelable lease agreement, commencing September 29, 1995, with sixty-six monthly payments of $19,540, including imputed interest of 12.4%. The lease is secured by the same accounts that secure the MRI equipment lease. The lease is also 100% guaranteed by the general partner.

                               O' CONNOR MRI, L.P.

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 1996




NOTE 6 - OBLIGATIONS UNDER CAPITAL LEASES -continued

Construction Improvements for CT Scanner

The Partnership leases tenant improvements made for the CT scanner under a noncancelable lease agreement, commencing December 29, 1995, with sixty monthly payments of $9,120, including imputed interest of 12.0%. The lease is secured by the same accounts that secure the MRI equipment lease. The lease is also 100% guaranteed by the general partner.

Diagnostic Equipment

On April 1, 1996, the Partnership leased diagnostic equipment under a capital lease agreement with sixty-six monthly payments of $2,814, including imputed interest of 11.5%. The lease is secured by the same accounts that secure the MRI equipment lease.

On September 30, 1996, the Partnership leased additional diagnostic equipment under a capital lease agreement with sixty monthly payments of $3,827, including imputed interest of 11.5%. The lease is secured by the same accounts that secure the MRI equipment lease.


The leased equipment, building and tenant improvements listed above are capitalized at a cost of $3,974,768. Amortization expense related to the capitalized leases of $584,839 is included in depreciation expense. Accumulated amortization related to these assets at December 31, 1996, was $1,312,354.

Future minimum lease payments as of December 31, 1996 are as follows:

                           1997                             $  1,027,053
                           1998                                1,027,053
                           1999                                  865,585
                           2000                                  423,609
                           2001                                  130,320
                        Thereafter                                    --
                                                            ------------
Total future mimimum lease payments                            3,473,620

Less:  amount representing interest                             (627,094)
                                                            ------------

Present value of net minimum lease
  payments                                                  $  2,846,526
                                                            ============

                               O' CONNOR MRI, L.P.

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 1996



NOTE 7 - COMMITMENTS AND CONTINGENCIES

Operating Lease

The Partnership leases a copy machine under an operating lease expiring in June, 1997.

The Partnership leases, under an operating lease from its limited partner, the land and improvements to the land where it conducts its business. The lease expires on December 31, 2003, with an option to renew the lease for three additional consecutive five-year periods. The amount of rent charged is $500 monthly, with the provision that the rent amount will be adjusted annually in relation to the increase in the Consumer Price Index for All Urban Consumers, Oakland-San Francisco Area 1984=100.

Equipment Service Agreements

In November, 1996, the Partnership entered into service agreements for its MRI and CT equipment for a period of four years. Services provided under the agreements include scheduled maintenance service and remedial repairs. Payments in the amount of $19,533 are due at the beginning of each month.

Future minimum payments required under the above agreements as of December 31, 1996 are as follows:

                 1997                                           $    240,835
                 1998                                                240,400
                 1999                                                240,400
                 2000                                                220,867
                 2001                                                  6,000
              Thereafter                                              12,000
                                                                ------------

                                                                $    960,502
                                                                ============

                               O' CONNOR MRI, L.P.

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 1996


NOTE 8 - OTHER COMMITMENTS AND OUTSIDE PURCHASED SERVICES
         (Including Some Services From Related Parties)


Management and Billing Services - MRI

The Partnership has an agreement for management and billing services with National Medical Management, Inc., an affiliate of the general partner. The patient billing service fee is computed at 5% of cash collections each month. The management fee is $1,250 per month. The exclusive contract for services is for five years, with an automatic renewal for 1 year, unless either party terminates the agreement with a written notice at least 90 days prior to the end of the term. For the year ended December 31, 1996, the Partnership recorded fees in the amount of $156,873 pursuant to this agreement.

Management Services - CT Suite

The Partnership entered into an agreement with the limited partner for the Partnership to provide management and services for the CT scanner suite. As compensation for these services, the limited partner has agreed to pay the Partnership $280 per scan for each of the first 2,350 scans each year, plus $290 per scan for each scan in excess of 2,350 scans during such year. The Partnership's fee for each month that this agreement is in effect shall never be less than $54,833. This agreement remains in effect until March, 2002. At the end of this term, the limited partner may extend the agreement for up to two years. The amount received in 1996 related to this agreement was $1,220,688.

Radiology Services

The Partnership entered into a contract for MRI radiology services with a third party. The exclusive contract for services is for 1 year, with automatic renewals on a year to year basis unless either party terminates the agreement with a written notice at least 60 days prior to the end of the term. The radiology service fee is computed at a rate of 17% of fees received (net of collection charges) and is payable monthly.

NOTE 9 - ADVERTISING COSTS

Advertising costs are expensed as incurred and amounted to $15,209 for the year ended December 31, 1996.

                               O' CONNOR MRI, L.P.

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 1996


NOTE 10 -SETTLEMENT INCOME AND EXPENSE

The Partnership was involved in litigation to recover $96,571 paid to repair the damage that occurred to the MRI equipment during its installation. During 1996, the Partnership incurred $18,860 in legal fees and received $122,758 as a settlement.

NOTE 11 -RETIREMENT PLAN

The Partnership maintains a qualified deferred compensation plan under section 401 (k) of the Internal Revenue Code. Under the plan, employees may elect to defer up to 15% of their salary, subject to Internal Revenue Service limits. The plan allows for the Partnership to make discretionary contributions based on the participant's compensation. The Partnership made no discretionary contributions for the year ended December 31, 1996.

NOTE 12 -CASH FLOW INFORMATION

Cash paid during the year ended December 31, 1996 for interest and income taxes was $307,846 and $800, respectively.

During the year ended December 31, 1996, the Partnership entered into capital lease obligations in the amount of $311,167 (note 6).

NOTE 13 -SUBSEQUENT EVENT

In August 1997, the general partner of the Partnership sold its partnership interest to a third party.

                    Advanced Radiology Imaging Services, Inc.

                              Financial Statements

                          Year Ended December 31, 1996

                    Advanced Radiology Imaging Services, Inc.

                                December 31, 1996



Contents                                                                    Page


Independent Auditor's Report. . . . . . . . . . . . . . . . . . . . . . . .    2

Financial Statements

    Balance Sheet . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3

    Statement of Income . . . . . . . . . . . . . . . . . . . . . . . . . .    4

    Statement of Retained Earnings  . . . . . . . . . . . . . . . . . . . .    5

    Statement of Cash Flows . . . . . . . . . . . . . . . . . . . . . . . .    6

    Notes to Financial Statements . . . . . . . . . . . . .  . . . . . .  .  7-9

     INDEPENDENT AUDITOR'S REPORT

Advanced Radiology Imaging Services, Inc.
Youngstown, Ohio


We have audited the accompanying balance sheet of Advanced Radiology Imaging Services, Inc. (a Corporation) as of December 31, 1996 and the related statement of income, retained earnings, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used in significant estimates made by management, as well as evaluating the overall financial presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Advanced Radiology Imaging Services, Inc. as of December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.



/s/ Yurchyk and Davis, CPA's, Inc.
Canfield, Ohio
December 1, 1997

                    Advanced Radiology Imaging Services, Inc.

                                  Balance Sheet

                                December 31, 1996

                                     ASSETS

Current Assets:
    Cash and Cash Equivalents                                         $  54,581
    Accounts Receivable - Net                                           103,868
    Notes Receivable                                                      5,378
                                                                      ---------

        Total Current Assets                                            163,827

Fixed Assets:
    Furniture and Fixtures                                                5,969
    Leasehold Improvements                                               22,271
    Medical Equipment                                                    87,000
                                                                      ---------
        Total Fixed Assets                                              115,240
    Less: Accumulated Depreciation                                      (25,919)
                                                                      ---------

        Net Fixed Assets                                                 89,321

Other Assets:
    Deposits                                                                265
                                                                      ---------
        Total Assets                                                  $ 253,413
                                                                      =========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
    Accounts Payable                                                  $   7,982
    Current Portion Long Term Debt                                       76,007
    State Tax Withheld                                                      290
    City Tax Withheld                                                       270
                                                                      ---------

        Total Current Liabilities                                        84,549

Long-Term Liabilities:
    Notes Payable- SME                                                  143,744
    Notes Payable- Equipment                                             69,626
                                                                      ---------
        Total Long Term Liabilities                                     213,370
    Less: Current Portion Long-Term Debt                                (76,007)
                                                                      ---------

        Net Long-Term Liabilities                                       137,363
                                                                      ---------
           Total Liabilities                                            221,912

Stockholders' Equity:
    Common Stock, no par value; 100 Shares
      authorized, issued and outstanding                                  1,000
    Retained Earnings                                                    30,501
                                                                      ---------
        Total Stockholders' Equity                                       31,501
                                                                      ---------
           Total Liabilities
             and Stockholders' Equity                                 $ 253,413
                                                                      =========


The accompanying notes are an integral part of these financial statements.

                    Advanced Radiology Imaging Services, Inc.

                               Statement of Income

                      For The Year Ended December 31, 1996

Revenue:
    Professional Fees                                                 $ 529,031
    Less: Refunds                                                        (7,992)
                                                                      ---------

        Total Income                                                    521,039

Operating Expenses:
    Equipment Rental and Lease                                           26,574
    Automobile Expense                                                    1,557
    Salaries and Wages                                                   75,572
    Radiology Services                                                    8,781
    Outside Services                                                    144,315
    Bank Service Charges                                                    358
    Depreciation                                                         13,828
    Drugs and Medical Supplies                                           45,329
    Dues, Books & Subscriptions                                           1,222
    Gifts and Flowers                                                     1,683
    Insurances                                                            3,831
    Interest Expense                                                      4,966
    Professional Fees                                                     5,075
    Collection Expense                                                    4,773
    License and Permits                                                   1,483
    Legal Fees                                                            3,235
    Rent Expense                                                         77,062
    Office Expense                                                        8,863
    Equipment Rent                                                        1,530
    Professional Entertainment                                            2,287
    Professional Development                                              1,500
    Office Services                                                         172
    Repairs and Maintenance                                              23,520
    Postage                                                               4,583
    Employee Benefits                                                    15,569
    Alarm Expense                                                           514
    Advertising and Marketing                                             9,021
    Payroll Taxes                                                        10,225
    Telephone                                                             9,920
    Utilities                                                            16,338
    Cleaning Expense                                                      3,776
                                                                      ---------

        Total Operating Expenses                                        527,462

           Income Before Other Income                                    (6,423)
                                                                      ---------

Other Income:
    Shared Expense Income                                                41,313
                                                                      ---------

           Net Income                                                 $  34,890
                                                                      =========



The accompanying notes are an integral part of these financial statements.

                    Advanced Radiology Imaging Services, Inc.

                         Statement of Retained Earnings

                      For The Year Ended December 31, 1996


Deficit in Retained Earnings - January 1, 1996                         $ (4,389)

    Add: Net Income                                                      34,890
                                                                       --------

Retained Earnings - December 31, 1996                                  $ 30,501
                                                                       ========








The accompanying notes are an integral part of these financial statements.

                    Advanced Radiology Imaging Services, Inc.

                             Statement of Cash Flows

                      For The Year Ended December 31, 1996

Cash Flows from Operating Activities:
  Net Income                                                           $ 34,890
  Adjustments to Reconcile Net Income to
    Net Cash Provided by Operating Activities:
        Depreciation and amortization                                    13,828
        Changes in Assets and Liabilities:
             Decrease/(Increase) in
                Accounts Receivable                                      (3,867)
             Increase/(Decrease) in Accounts
                Payable and Accrued Expenses                             (3,522)
                                                                       --------
Net Cash Provided by Operating Activities                                41,329

Cash Flows from Investing Activities:
  Capital Expenditures                                                  (87,169)
  Proceeds on Sale of Fixed Assets                                           --
                                                                       --------
Net Cash Provided (Used) by
  Investing Activities                                                  (87,169)

Cash Flows from Financing Activities:
  Proceeds from Issuance of Debt                                         69,626
  Payment on Debt                                                            --
                                                                       --------
Net Cash (Used) by Financing Activities                                  69,626
                                                                       --------


Net Increase/(Decrease) in Cash                                          23,786

Cash and Cash Equivalents-Beginning of Period                            30,795
                                                                       --------

Cash and Cash Equivalents-End of Period                                  54,581
                                                                       ========


Interest Paid                                                          $  4,966
                                                                       ========






The accompanying notes are an integral part of these financial statements.

                    Advanced Radiology Imaging Services, Inc.


                          Notes to Financial Statements

                                December 31, 1996


NOTE A-SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


1). Basis of Accounting-The Company's policy is to prepare its financial statements on the accrual basis of accounting.

2). Organization and Business Activity-The Company was incorporated on December 1, 1990 under the Corporation laws of the State of Ohio. The company provides general radiology services in Northeast Ohio.

3). Fixed Assets-Property and Equipment are stated at cost. Depreciation is computed at rates adequate to allocate the cost of the applicable assets over their expected useful lives. Equipment and improvements are capitalized at cost by additions to the related asset accounts, while repairs and maintenance are charged against income. Upon retirement or other disposition of these assets, the cost and related accumulated depreciation are removed from the accounts and the resulting gains or losses are reflected in the statement of income.

 4). Cash and Cash Equivalents-Cash and cash equivalents consist of cash on hand, cash in the bank, and cash equivalents with original maturities of three months or less.

5). Use of Estimates in the Preparation of Financial Statements-The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and the disclosures of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

6). Income Taxes- Amounts for deferred tax assets and liabilities at December 31 are as follows:

                                            1996
                                            ----
   Deferred Tax Asset, net of
      valuation allowance of
      $ 18,700 in 1996                    $    --
                                          =======
   Deferred Tax Liability                 $    --
                                          =======

The Company's effective income tax rate is lower than what would be expected if the federal statutory rate were applied to income from continuing operations primarily because of a net operating loss carryforward for tax purposes. The Company has a net operating loss carryforward in the approximate amount of $55,000 expiring in 2005.

                    Advanced Radiology Imaging Services, Inc.


                          Notes to Financial Statements

                                December 31, 1996



7). Accounts Receivable-Accounts Receivable principally represent the Company's share of amounts due from patients, third party payers, and others. These amounts are recorded net of allowances for discounts and bad debts. At December 31, 1996, accounts receivable was comprised of the following:

Accounts receivable                                                   $ 172,899
Less: Allowance for discounts and bad debts                             (69,031)
                                                                      ---------

Accounts receivable, net                                              $ 103,868
                                                                      =========

8). Leases-Where equipment is leased under long term leases and the Company can acquire the asset at prices less than fair market value upon expiration of the lease, the asset is capitalized and the lease obligation is included in long-term debt. Under net leases where no opportunities exist to acquire the asset at less than fair market value and where no residual values are available at nominal cost, the rentals are recorded as equipment rental and the asset is not capitalized.

NOTE B-LONG TERM DEBT

Long term debt outstanding is as follows:

                                                                       12/31/96
                                                                       --------
Note payable - Scientific Medical Equipment,
payable on demand but classified as long-term
based on intent of the parties, interest at 12%                       $ 143,744

Note payable - Keybank, payable in
monthly installments of $2,793 including interest
at 9.5%, due April 1999                                                  69,626
                                                                      ---------

Total Long Term Debt                                                    213,370

Less: Current Portion                                                   (76,007)
                                                                      ---------

Net Long Term Debt                                                    $ 137,363
                                                                      =========


                    Advanced Radiology Imaging Services, Inc.


                          Notes to Financial Statements

                                December 31, 1996



NOTE B-LONG TERM DEBT-CONTINUED

The following are maturities of long term debt for each of the next five years:

               Years ended December 31,                   Amount
               ------------------------                   ------
                      1997                               $ 76,007
                      1998                                 78,795
                      1999                                 58,568
                      2000                                     --
                      2001                                     --
                      2002 and thereafter                      --
                                                         --------

                        Total Long Term Debt             $213,370
                                                         ========

NOTE C-RELATED PARTY TRANSACTIONS

     The Company conducts certain transactions with the Company's principal stockholder and affiliated companies controlled by the Company's principal stockholder. Following is a summary of balances and transactions with related parties for the year ended December 31

                                                     1996
                                                     ----
Accounts Payable--Affiliated Companies             $143,744
                                                   --------

NOTE D-COMMITMENTS AND CONTINGENT LIABILITIES

The Company leases residential space and office equipment under various operating leases. In the normal course of business, operating leases are generally renewed or replaced by other leases.


NOTE E-SUBSEQUENT EVENTS

On October 6th, the assets of this Company were sold. The sale of these assets was included with the the sale of other local medical imaging centers with similiar ownership. This sale included all company assets.

                           Grajo Imaging, Incorporated

                              Financial Statements

                          Year Ended December 31, 1996

                           Grajo Imaging, Incorporated

                                December 31, 1996




Contents                                                                   Page


Independent Auditor's Report. . . . . . . . . . . . . . . . . . . . . .     2

Financial Statements

    Balance Sheet . . . . . . . . . . . . . . . . . . . . . . . . . . .     3

    Statement of Income . . . . . . . . . . . . . . . . . . . . . . . .     4

    Statement of Retained Earnings. . . . . . . . . . . . . . . . . . .     5

    Statement of Cash Flows . . . . . . . . . . . . . . . . . . . . . .     6

    Notes to Financial Statements . . . . . . . . . . . . .  . . . . .    7-9

                          INDEPENDENT AUDITOR'S REPORT

Grajo Imaging, Inc.
Youngstown, Ohio


We have audited the accompanying balance sheet of Grajo Imaging, Inc. as of December 31, 1996 and the related statement of income, retained earnings, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used in significant estimates made by management, as well as evaluating the overall financial presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Grajo Imaging, Inc. as of December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.





/s/ Yurchyk and Davis, CPA's, Inc.
Canfield, Ohio
December 1, 1997

                           Grajo Imaging, Incorporated

                                  Balance Sheet

                                December 31, 1996


                                     ASSETS

Current Assets:
    Cash and Cash Equivalents                                       $   258,705
    Account Receivable - Net                                            254,748
                                                                    -----------

        Total Current Assets                                            513,453

Fixed Assets:
    Equipment and Fixtures                                            1,027,026
    Buildings and Land                                                  116,180
                                                                    -----------
        Total Fixed Assets                                            1,143,206
    Less: Accumulated Depreciation                                     (901,179)
                                                                    -----------

        Net Fixed Assets                                                242,027

Other Assets:
    Restricted Deposits                                                      79
                                                                    -----------
           Total Assets                                             $   755,559
                                                                    ===========


                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
    Accounts Payable                                                $    11,111
    Current Portion of Long-Term Debt                                   284,950
    Accrued and Withheld Taxes                                            1,754
                                                                    -----------

        Total Current Liabilities                                       297,815

Long Term Debt:
    Capitalized Leases and Bank Loans                                   319,052
    Loans From Related Entities                                          92,500
                                                                    -----------
        Total Long Term Debt                                            411,552
    Less:  Current Portion Long-Term Debt                              (284,950)
                                                                    -----------

        Total Long Term Liabilities                                     126,602
                                                                    -----------

           Total Liabilities                                            424,417

Stockholders' Equity:
    Common Stock, no par value; 100 Shares
      authorized, issued and outstanding                                  5,000
    Retained Earnings                                                   326,142
                                                                    -----------

        Total Stockholders' Equity                                      331,142
                                                                    -----------

           Total Liabilities and Stockholders' Equity               $   755,559
                                                                    ===========



The accompanying notes are an integral part of these financial statements.

                           Grajo Imaging, Incorporated

                               Statement of Income

                      For The Year Ended December 31, 1996

Revenue                                                             $ 1,681,914

Cost of Revenues Earned:
    MRI Maintenance Contracts                                           106,289
    Imaging and Medical Supplies                                        208,486
    Nonemployee Physician Services                                       60,022
                                                                    -----------

        Total Cost of Revenues Earned                                   374,797
                                                                    -----------

           Operating Income                                           1,307,117

Operating Expenses:
    Employee Wages                                                      108,322
    Repairs and Maintenance                                               9,348
    Nonemployee Compensation                                             20,667
    Taxes                                                                27,082
    Advertising                                                          18,390
    Travel and Entertainment                                              6,255
    Telephone and Utilities                                              21,377
    Office Supplies                                                      13,371
    Insurances                                                            8,384
    Professional Fees                                                    19,688
    Continuing Education                                                    766
    Bank Merchant Fees                                                    1,111
    Dues and Publications                                                 2,241
    Collection and Service Fees                                           7,295
    Employee Benefits                                                     7,509
    Gas, Oil and Mileage                                                  4,503
    Licenses and Permits                                                  1,429
    Consulting Fees                                                      19,553
    Charitable Contributions                                              8,675
    Building Rentals                                                     59,845
    Depreciation and Amortization                                       165,232
    Stockholders' Compensation                                          100,000
                                                                    -----------

        Total Operating Expenses                                        631,043

           Income Before Other Income and (Expenses)                    676,074
                                                                    -----------

Other Income and (Expenses):
    Interest Charges                                                    (73,309)
    Investment Income                                                     7,983
                                                                    -----------

        Total Other Income and (Expenses)                               (65,326)
                                                                    -----------

           Net Income                                               $   610,748
                                                                    ===========




The accompanying notes are an integral part of these financial statements.

                               Grajo Imaging, Inc.

                         Statement of Retained Earnings

                      For The Year Ended December 31, 1996


Retained Earnings - January 1, 1996                                   $ 315,394

    Add: Net Income                                                     610,748

    Less: Sub S Distributions                                          (600,000)
                                                                      ---------

Retained Earnings - December 31, 1996                                 $ 326,142
                                                                      =========













The accompanying notes are an integral part of these financial statements.

                               Grajo Imaging, Inc.

                             Statement of Cash Flows

                      For The Year Ended December 31, 1996


Cash Flows from Operating Activities:
  Net Income                                                          $ 610,748
  Adjustments to Reconcile Net Income to
    Net Cash Provided by Operating Activities:
        Depreciation and amortization                                   165,232
        Changes in Assets and Liabilities:
             Decrease/(Increase) in
                Accounts Receivable                                     (18,280)
             Increase/(Decrease) in Accounts
                Payable and Accrued Expenses                             (2,712)
                                                                      ---------
Net Cash Provided by Operating Activities                               754,988

Cash Flows from Investing Activities:
  Capital Expenditures                                                  (10,300)
  Proceeds on Sale of Fixed Assets                                           --
                                                                      ---------
Net Cash Provided (Used) by
  Investing Activities                                                  (10,300)

Cash Flows from Financing Activities:
  Proceeds from Issuance of Debt                                         20,500
  Distributions                                                        (600,000)
  Payment on Debt                                                      (217,205)
                                                                      ---------
Net Cash (Used) by Financing Activities                                (796,705)
                                                                      ---------


Net Increase/(Decrease) in Cash                                         (52,017)

Cash and Cash Equivalents-Beginning of Period                           310,722
                                                                      ---------

Cash and Cash Equivalents-End of Period                                 258,705
                                                                      =========


Interest Paid                                                         $  73,309
                                                                      =========





The accompanying notes are an integral part of these financial statements.

                               Grajo Imaging, Inc.


                          Notes to Financial Statements

                                December 31, 1996


NOTE A-SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


1). Basis of Accounting-The Company's policy is to prepare its financial statements on the accrual basis of accounting.

2). Organization and Business Activity-The Company was incorporated on March 30, 1992 under the S Corporation laws of the State of Ohio. The company provides general radiology services in Northeast Ohio.

3). Fixed Assets-Property and Equipment are stated at cost. Depreciation is computed at rates adequate to allocate the cost of the applicable assets over their expected useful lives. Equipment and improvements are capitalized at cost by additions to the related asset accounts, while repairs and maintenance are charged against income. Upon retirement or other disposition of these assets, the cost and related accumulated depreciation are removed from the accounts and the resulting gains or losses are reflected in the statement of income.

4). Cash and Cash Equivalents-Cash and cash equivalents consist of cash on hand, cash in the bank, and cash equivalents with original maturities of three months or less.

5). Use of Estimates in the Preparation of Financial Statements-The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and the disclosures of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

6). Income Taxes-The Company has elected by unanimous consent of its stockholders to be taxed under the provisions of subchapter S of the Internal Revenue Code. Under those provisions, the Company does not pay Federal corporate income taxes on its taxable income. Instead, the stockholders are liable for individual Federal income taxes on their respective share of the Company's taxable income.

7). Accounts Receivable-Accounts Receivable principally represent the Company's share of amounts due from patients, third party payers, and others. These amounts are recorded net of allowances for discounts and bad debts. At December 31, 1996, accounts receivable was comprised of the following:

Accounts receivable                                                   $ 425,430
Less: Allowance for discounts and bad debts                            (170,682)
                                                                      ---------

Accounts receivable, net                                              $ 254,748
                                                                      =========

                               Grajo Imaging, Inc.


                          Notes to Financial Statements

                                December 31, 1996



8). Leases-Where equipment is leased under long term leases and the Company can acquire the asset at prices less than fair market value upon expiration of the lease, the asset is capitalized and the lease obligation is included in long-term debt. Under net leases where no opportunities exist to acquire the asset at less than fair market value and where no residual values are available at nominal cost, the rentals are recorded as equipment rental and the asset is not capitalized.

NOTE B-LONG TERM DEBT

Long term debt outstanding is as follows:

                                                                      12/31/96
                                                                      --------
Note payable - MRI Partners, payable
on demand but classified as long-term
based on intent of the parties                                        $  92,500

Note payable - MRI Equipment and Consulting
Equipmemt, monthly installments of $20,500
including interest at 20.25%, due December 1997                         221,647

Note payable - Dupont capitalized lease,
payable in monthly installments                                          97,405
                                                                      ---------

Total Long Term Debt                                                    411,552

Less: Current Portion                                                  (284,950)
                                                                      ---------

Net Long Term Debt                                                    $ 126,602
                                                                      =========

The following are maturities of long term debt for each of the next five years:

               Years ended December 31,                   Amount
               ------------------------                   ------
                   1997                                 $ 284,950
                   1998                                    63,301
                   1999                                    63,301
                   2000                                        --
                   2001                                        --
                   2002 and thereafter                         --
                                                        ---------

                       Total Long Term Debt             $ 411,552
                                                        =========

                               Grajo Imaging, Inc.


                          Notes to Financial Statements

                                December 31, 1996


NOTE C-RELATED PARTY TRANSACTIONS

The Company conducts certain transactions with the Company's principal stockholder and affiliated companies controlled by the Company's principal stockholder. Following is a summary of balances and transactions with related parties for the year ended December 31


                                                     1996
                                                     ----
Accounts Payable--Affiliated Companies             $ 92,500
                                                   --------

NOTE D-COMMITMENTS AND CONTINGENT LIABILITIES

The Company leases residential space and office equipment under various operating leases. In the normal course of business, operating leases are generally renewed or replaced by other leases.


NOTE E-SUBSEQUENT EVENTS

On October 6th, the assets of this Company were sold. The sale of these assets was included with the the sale of other local medical imaging centers with similiar ownership. This sale included all company assets.

                             Western Reserve Imaging
                              Center, Incorporated

                              Financial Statements

                          Year Ended December 31, 1996

                  Western Reserve Imaging Center, Incorporated

                                December 31, 1996


Contents                                                                    Page


Independent Auditor's Report .........................................         2

Financial Statements

    Balance Sheet ....................................................         3

    Statement of Income ..............................................         4

    Statement of Deficit
      in Retained Earnings ...........................................         5

    Statement of Cash Flows ..........................................         6

    Notes to Financial Statements ....................................       7-9

     INDEPENDENT AUDITOR'S REPORT

Western Reserve Imaging Center, Incorporated
Youngstown, Ohio


We have audited the accompanying balance sheet of Western Reserve Imaging Center, Incorporated as of December 31, 1996 and the related statement of income, deficit in retained earnings, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used in significant estimates made by management, as well as evaluating the overall financial presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Western Reserve Imaging Center, Incorporated as of December 31, 1996, and the results of its operations and it cash flows for the year then ended in conformity with generally accepted accounting principles.




/s/ Yurchyk and Davis, CPA's, Inc.
Canfield, Ohio
December 1, 1997

                      Western Reserve Imaging Center, Inc.

                                  Balance Sheet

                                December 31, 1996

                                     ASSETS
Current Assets:
    Cash and Cash Equivalents                                         $      47

Fixed Assets:
    Equipment and Furniture                                              53,804
    Automobile                                                           10,205
                                                                      ---------
        Total Fixed Assets                                               64,009
    Less: Accumulated Depreciation                                      (45,712)
                                                                      ---------

        Net Fixed Assets                                                 18,297
                                                                      ---------

           Total Assets                                               $  18,344
                                                                      =========

                      LIABILITIES AND STOCKHOLDERS' EQUITY


Current Liabilities:
    Current Portion of Long-Term Debt                                 $  79,158

Long-Term Debt:
    Capitalized Leases and Bank Loans                                    88,199
    Loans From Related Entities                                          49,758
                                                                      ---------
        Total Long-Term Debt                                            137,957
    Less: Current Portion Long-Term Debt                                (79,158)
                                                                      ---------

        Net Long-Term Debt                                               58,799
                                                                      ---------

           Total Liabilities                                            137,957

Stockholders' Equity:
    Common Stock, no par value; 100 Shares
      authorized, issued and outstanding                                    100
    Deficit in Retained Earnings                                       (119,713)
                                                                      ---------

        Total Stockholders' Equity                                     (119,613)
                                                                      ---------

           Total Liabilities and Stockholders' Equity                 $  18,344
                                                                      =========




The accompanying notes are an integral part of these financial statements.

                      Western Reserve Imaging Center, Inc.

                               Statement of Income

                      For The Year Ended December 31, 1996


Revenue                                                               $  64,246

Cost of Revenue Earned:
    MRI Maintenance Contracts                                            21,084
    Imaging and Medical Supplies                                         14,794
    Nonemployee Physician Services                                       39,753
                                                                      ---------

        Total Cost of Revenues Earned                                    75,631
                                                                      ---------

           Operating Income                                             (11,385)

Operating Expenses:
    Employee Wages                                                       34,747
    Repairs and Maintenance                                               3,050
    Nonemployee Compensation                                              2,040
    Taxes                                                                 3,495
    Advertising                                                             335
    Travel and Entertainment                                                819
    Telephone and Utilities                                               4,052
    Office Supplies                                                       1,275
    Professional Fees                                                     1,868
    Insurances                                                              231
    Continuing Education                                                    500
    Bank Merchant Fees                                                      607
    Collection and Service Fees                                             677
    Employee Benefits                                                     2,908
    Gas, Oil and Mileage                                                    322
    Charitable Contributions                                                379
    Building Rentals                                                     44,890
                                                                      ---------

        Total Operating Expenses                                        102,195

           Income Before Other Income and (Expenses)                   (113,580)
                                                                      ---------

Other Income and (Expenses):
    Interest Charges                                                     (5,134)
    Investment Income                                                       323
    Depreciation and Amortization                                        (7,498)
                                                                      ---------

        Total Other Income and (Expenses)                               (12,309)
                                                                      ---------

           Net Income (Loss)                                          $(125,889)
                                                                      =========





The accompanying notes are an integral part of these financial statements.

                      Western Reserve Imaging Center, Incorporated

                       Statement of Deficit in Retained Earnings

                             For The Year Ended December 31, 1996


Retained Earnings - January 1, 1996                                   $   6,176

    Add: Net Income                                                    (125,889)

    Less: Sub S Distributions                                                 0
                                                                      ---------
Deficit in Retained Earnings - December 31, 1996                      $(119,713)
                                                                      =========












The accompanying notes are an integral part of these financial statements.

                  Western Reserve Imaging Center, Incorporated

                             Statement of Cash Flows

                      For The Year Ended December 31, 1996

Cash Flows from Operating Activities:
  Net Income (Loss)                                                   $(125,889)
  Adjustments to Reconcile Net Income to
    Net Cash Provided by Operating Activities:
        Depreciation and amortization                                     7,498
        Changes in Assets and Liabilities:
             Decrease/(Increase) in
                Investments                                              55,363
             Decrease/(Increase) in
                Accounts Receivable                                     121,850
             Increase/(Decrease) in Accounts
                Payable and Accrued Expenses                            (11,139)
                                                                      ---------
Net Cash Provided by Operating Activities                                47,683

Cash Flows from Investing Activities:
  Capital Expenditures                                                       --
  Proceeds on Sale of Fixed Assets                                           --
                                                                      ---------
Net Cash Provided (Used) by
  Investing Activities                                                       --

Cash Flows from Financing Activities:
  Proceeds from Issuance of Debt                                             --
  Payment on Debt                                                       (17,319)
                                                                      ---------
Net Cash (Used) by Financing Activities                                 (17,319)
                                                                      ---------


Net Increase/(Decrease) in Cash                                          30,364

Cash and Cash Equivalents-Beginning of Period                           (30,317)
                                                                      ---------

Cash and Cash Equivalents-End of Period                                      47
                                                                      =========


Interest Paid                                                         $   5,134
                                                                      =========








The accompanying notes are an integral part of these financial statements.

                  Western Reserve Imaging Center, Incorporated


                          Notes to Financial Statements

                                December 31, 1996


NOTE A-SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


1). Basis of Accounting-The Company's policy is to prepare its financial statements on the accrual basis of accounting.

2). Organization and Business Activity-The Company was incorporated on August 1, 1991 under the S Corporation laws of the State of Ohio. The company provides general radiology services in Northeast Ohio.

3). Fixed Assets-Property and Equipment are stated at cost. Depreciation is computed at rates adequate to allocate the cost of the applicable assets over their expected useful lives. Equipment and improvements are capitalized at cost by additions to the related asset accounts, while repairs and maintenance are charged against income. Upon retirement or other disposition of these assets, the cost and related accumulated depreciation are removed from the accounts and the resulting gains or losses are reflected in the statement of income.

4). Cash and Cash Equivalents-Cash and cash equivalents consist of cash on hand, cash in the bank, and cash equivalents with original maturities of three months or less.

5). Use of Estimates in the Preparation of Financial Statements-The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and the disclosures of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

6). Income Taxes-The Company has elected by unanimous consent of its stockholders to be taxed under the provisions of subchapter S of the Internal Revenue Code. Under those provisions, the Company does not pay Federal corporate income taxes on its taxable income. Instead, the stockholders are liable for individual Federal income taxes on their respective share of the Company's taxable income.

                  Western Reserve Imaging Center, Incorporated


                          Notes to Financial Statements

                                December 31, 1996



7). Leases-Where equipment is leased under long term leases and the Company can acquire the asset at prices less than fair market value upon expiration of the lease, the asset is capitalized and the lease obligation is included in long-term debt. Under net leases where no opportunities exist to acquire the asset at less than fair market value and where no residual values are available at nominal cost, the rentals are recorded as equipment rental and the asset is not capitalized.

NOTE B-LONG TERM DEBT

Long term debt outstanding is as follows:

                                                                       12/31/96
                                                                       --------
Note payable - Grajo Imaging, payable
on demand but classified as long-term
based on intent of the parties                                        $  45,000

Note payable - Advanced Radiology Imaging
Services, payable on demand but classified as long-term
based on intent of the parties                                            4,758

Note payable - Radiology Equipment and
Consulting Group, payable on demand but
classified as long-term based on intent
of the parties                                                           88,199
                                                                      ---------

Total Long Term Debt                                                    137,957

Less: Current Portion                                                   (79,158)
                                                                      ---------

Net Long Term Debt                                                    $  58,799
                                                                      =========


The following are maturities of long term debt for each of the next five years:

               Years ended December 31,                    Amount
               ------------------------                    ------
                              1997                      $  79,158
                              1998                         29,400
                              1999                         29,399
                              2000                              -
                              2001                              -
                              2002 and thereafter               -
                                                        ---------

                                  Total Long Term Debt  $ 137,957
                                                        =========

                 Western Reserve Imaging Center, Incorporated


                         Notes to Financial Statements

                               December 31, 1996



NOTE C-RELATED PARTY TRANSACTIONS

The Company conducts certain transactions with the Company's principal stockholder and affiliated companies controlled by the Company's principal stockholder. Following is a summary of balances and transactions with related parties for the year ended December 31

                                                     1996
                                                     ----

Accounts Payable--Affiliated Companies             $ 49,758
                                                   --------

NOTE D-COMMITMENTS AND CONTINGENT LIABILITIES

The Company leases residential space and office equipment under various operating leases. In the normal course of business, operating leases are generally renewed or replaced by other leases.


NOTE E-SUBSEQUENT EVENTS

On October 6th, the assets of this Company were sold. The sale of these assets was included with the the sale of other local medical imaging centers with similiar ownership. This sale included all company assets.

                    Regional Imaging Consultants Corporation

                              Financial Statements

                          Year Ended December 31, 1996

                    Regional Imaging Consultants Corporation

                                December 31, 1996





Contents                                                                   Page


Independent Auditor's Report .............................................   2

Financial Statements

    Balance Sheet ........................................................ 3-4

    Statement of Income .................................................. 5-6

    Statement of Retained Earnings .......................................   7

    Statement of Cash Flows ..............................................   8

    Notes to Financial Statements ........................................ 9-11

     INDEPENDENT AUDITOR'S REPORT

Regional Imaging Consultants Corporation
Youngstown, Ohio


We have audited the accompanying balance sheet of Regional Imaging Consultants Corporation as of December 31, 1996 and the related statement of income, retained earnings, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Regional Imaging Consultants Corporation as of December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.




/s/ Yurchyk and Davis, CPA's, Inc.
Canfield, Ohio
November 21, 1997

                    Regional Imaging Consultants Corporation

                                  Balance Sheet

                                December 31, 1996

                                     ASSETS
Current Assets:
    Cash and Cash Equivalents                                       $     7,209
    Accounts Receivable - Net                                           541,594
                                                                    -----------

        Total Current Assets                                            548,803

Fixed Assets:
    Leasehold Improvements                                               23,652
    Equipment                                                         1,602,080
    Furniture and Fixtures                                               63,594
    Vehicles                                                             89,231
                                                                    -----------
        Total Fixed Assets                                            1,778,557
    Less: Accumulated Depreciation                                   (1,187,481)
                                                                    -----------

        Net Fixed Assets                                                591,076

Other Assets:
    Goodwill - Net of Amortization                                       10,000
    Loan Fees - Net of Amortization                                         897
    Origination Cost  - Net of Amortization                               5,000
    Employee Advance                                                      7,800
    Accounts Receivable - Precision                                      19,785
    Accounts Receivable - Other                                          15,000
    Accounts Receivable - United Rehab                                    1,045
                                                                    -----------

        Total Other Assets                                               59,527
                                                                    -----------

           Total Assets                                             $ 1,199,406
                                                                    ===========







The accompanying notes are an integral part of these financial statements.

                    Regional Imaging Consultants Corporation

                                  Balance Sheet

                                December 31, 1996


                      LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
    Checking - (Overdraft)                                          $    43,444
    Accounts Payable                                                    145,418
    Accrued and Withheld Payroll Taxes                                    2,191
    Notes Payable - Copley                                               49,500
    Line of Credit - Metropolitan                                       120,000
    Line of Credit - Metropolitan                                        59,639
    Notes Payable - U. S. Concord                                        63,359
    Notes Payable - Metropolitan                                          4,137
    Current Portion Long Term Debt                                      203,747
                                                                    -----------

        Total Current Liabilities                                       691,435

Long Term Liabilities:
    Notes Payable - Shareholders                                         36,068
    Notes Payable - DVI Financial                                        21,237
    Notes Payable - Citicorp                                             64,894
    Notes Payable - Shareholders                                        142,526
    Notes Payable - Metropolitan                                         30,552
    Notes Payable - Metropolitan                                          9,786
    Notes Payable - Metropolitan                                         16,464
    Notes Payable - DOY Credit Union                                      9,400
                                                                    -----------
        Total Long Term Liabilities                                     330,927
    Less:  Current Portion Long Term Debt                              (203,747)
                                                                    -----------

        Net Long Term Liabilities                                       127,180
                                                                    -----------

           Total Liabilities                                            818,615

Stockholders' Equity:
    Common Stock, no par value; 100 Shares
      authorized, 50 shares issued and outstanding                        1,000
    Treasury Stock - no par value; 50 shares                            (33,506)
    Retained Earnings                                                   413,297
                                                                    -----------

        Total Stockholders' Equity                                      380,791
                                                                    -----------

           Total Liabilities
             and Stockholders' Equity                               $ 1,199,406
                                                                    ===========



The accompanying notes are an integral part of these financial statements.

                    Regional Imaging Consultants Corporation

                               Statement of Income

                      For The Year Ended December 31, 1996

Revenue:
    Patient Revenue                                                 $ 3,161,921
    Patient Reimbursements                                              (14,509)
                                                                    -----------

        Total Revenue                                                 3,147,412

Operating Expenses:
    Advertising                                                          18,442
    Amortization                                                          7,604
    Auto Expense                                                         20,393
    Bank Charges                                                          7,051
    Business Gifts                                                        1,151
    Cleaning                                                              1,916
    Collection Fees                                                      57,461
    Contributions                                                         1,629
    Depreciation                                                        209,485
    Drugs & Supplies                                                     46,559
    Dues & Subscriptions                                                  6,800
    Employee Benefits                                                    24,114
    Employee Leasing                                                         49
    Equipment Maintenance                                                99,314
    Insurance                                                            26,457
    Leased Equipment                                                     12,523
    Legal & Accounting                                                   28,956
    Malpractice Insurance                                                10,699
    Marketing                                                            11,464
    Meals & Entertainment                                                 3,982
    Meetings & Seminars                                                   9,431
    Miscellaneous                                                           306
    Office Supplies                                                      22,639
    Outside Services                                                      7,560
    Payroll Taxes                                                        71,977
    Permits & License                                                     3,396
    Personal Property Tax                                                17,572
    Petty Cash                                                              854
    Postage                                                              10,016
    Professional Fees                                                    15,762
    Rent                                                                163,207
    Repairs and Maintenance - Buildings                                     311
    Salaries                                                          1,565,149
    Subcontractors                                                       36,060
    Telephone                                                            27,316
    Travel & Lodging                                                      1,000
    Utilities                                                            24,473
    X-Ray Supplies                                                      168,730
                                                                    -----------

        Total Operating Expenses                                      2,741,808
                                                                    -----------

           Income Before Other
             Income and (Expenses)                                      405,604

                                   (Continued)

The accompanying notes are an integral part of these financial statements.

                         Regional Imaging Consultants Corporation

                             For The Year Ended December 31, 1996

Other Income and (Expenses):
    Interest Income                                                         442
    Interest Expense                                                    (86,760)
    Fines & Penalties                                                      (529)
                                                                      ---------

        Total Other
         Income and (Expenses)                                          (86,847)
                                                                      ---------

           Net Income                                                 $ 318,757
                                                                      =========












The accompanying notes are an integral part of these financial statements.

                    Regional Imaging Consultants Corporation

                         Statement of Retained Earnings

                      For The Year Ended December 31, 1996


Retained Earnings - January 1, 1996                                   $ 447,708

    Add: Net Income                                                     318,757

    Less: Sub S Distributions                                          (353,168)
                                                                      ---------

Retained Earnings - December 31, 1996                                 $ 413,297
                                                                      =========




















The accompanying notes are an integral part of these financial statements.

                    Regional Imaging Consultants Corporation

                             Statement of Cash Flows

                      For The Year Ended December 31, 1996


Cash Flows from Operating Activities:
 Net Income                                                           $ 318,757
 Adjustments to Reconcile Net Income to
    Net Cash Provided by Operating Activities:
        Depreciation and amortization                                   217,089
        Changes in Assets and Liabilities:
             Decrease/(Increase) in
                Accounts Receivable                                      13,391
             Decrease/(Increase) in
                Other Assets                                             29,737
             Increase/(Decrease) in Accounts
                Payable and Accrued Expenses                            (59,572)
                                                                      ---------
Net Cash Provided by Operating Activities                               519,402

Cash Flows from Investing Activities:
 Capital Expenditures                                                    (4,931)
 Proceeds on Sale of Fixed Assets                                          --
                                                                      ---------
Net Cash Provided (Used) by
 Investing Activities                                                    (4,931)

Cash Flows from Financing Activities:
 Proceeds from Issuance of Debt                                         229,500
 Distributions                                                         (353,168)
 Payment on Debt                                                       (414,734)
                                                                      ---------
Net Cash (Used) by Financing Activities                                (538,402)
                                                                      ---------


Net Increase/(Decrease) in Cash                                         (23,931)

Cash and Cash Equivalents-Beginning of Period                            31,140
                                                                      ---------

Cash and Cash Equivalents-End of Period                                   7,209
                                                                      =========


Interest Paid                                                         $  86,760
                                                                      =========






The accompanying notes are an integral part of these financial statements.

                    Regional Imaging Consultants Corporation


                          Notes to Financial Statements

                                December 31, 1996


NOTE A-SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

1). Basis of Accounting-The Company's policy is to prepare its financial statements on the accrual basis of accounting.

2). Organization and Business Activity-The Company was incorporated on January 1, 1991 under the S Corporation laws of the State of Ohio. The company provides general radiology services in Northeast Ohio.

3). Fixed Assets-Property and Equipment are stated at cost. Depreciation is computed at rates adequate to allocate the cost of the applicable assets over their expected useful lives. Equipment and improvements are capitalized at cost by additions to the related asset accounts, while repairs and maintenance are charged against income. Upon retirement or other disposition of these assets, the cost and related accumulated depreciation are removed from the accounts and the resulting gains or losses are reflected in the statement of income.

4). Cash and Cash Equivalents-Cash and cash equivalents consist of cash on hand, cash in the bank, and cash equivalents with original maturities of three months or less.

5). Use of Estimates in the Preparation of Financial Statements-The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and the disclosures of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

6). Income Taxes-The Company has elected by unanimous consent of its stockholders to be taxed under the provisions of subchapter S of the Internal Revenue Code. Under those provisions, the Company does not pay Federal corporate income taxes on its taxable income. Instead, the stockholders are liable for individual Federal income taxes on their respective share of the Company's taxable income.

7). Accounts Receivable-Accounts Receivable principally represent the Company's share of amounts due from patients, third party payers, and others. These amounts are recorded net of allowances for discounts and bad debts. At December 31, 1996, accounts receivable was comprised of the following:

Accounts receivable                                                   $ 903,848
Less: Allowance for discounts and bad debts                            (362,254)
                                                                      ---------

Accounts receivable, net                                              $ 541,594
                                                                      =========

                    Regional Imaging Consultants Corporation


                          Notes to Financial Statements

                                December 31, 1996



8). Leases-Where equipment is leased under long term leases and the Company can acquire the asset at prices less than fair market value upon expiration of the lease, the asset is capitalized and the lease obligation is included in long-term debt. Under net leases where no opportunities exist to acquire the asset at less than fair market value and where no residual values are available at nominal cost, the rentals are recorded as equipment rental and the asset is not capitalized.

NOTE B-LONG TERM DEBT

Long term debt outstanding is as follows:

                                                                       12/31/96
                                                                       --------
Note payable - Shareholder, payable
on demand but classified as long-term
based on intent of the parties, interest at 9.25%                     $  36,068

Note payable - DVI Financial, payable in
monthly installments of $2,067 including interest
at 13.80%, due September 1997                                            21,237

Note payable - Citicorp, payable in
monthly installments of $3,416 plus
interest, due April 1997                                                 64,894

Note payable - Shareholder, payable on
demand but classified as long-term based on intent
of the parties, interest at 9.25%                                       142,526

Note payable - Metropolitan Bank, payable
in monthly installments of $1,528 plus interest
at 9.25%, due August 1998                                                30,552

Note payable - Metropolitan Bank, payable in
monthly installments of $349 including interest
at 9.88%, due August 1999                                                 9,786

Note payable - Metropolitan Bank, payable in
monthly installments of $878 including
interest at 7.5%, due September 1998                                     16,464

Note payable - DOY Credit Union, payable in
monthly installments of $377 including
interest at 6.95% due February 1999                                       9,400
                                                                      ---------

Total Long Term Debt                                                    330,927

Less: Current Portion                                                  (203,747)
                                                                      ---------
Net Long Term Debt                                                    $ 127,180
                                                                      =========

                    Regional Imaging Consultants Corporation


                          Notes to Financial Statements

                                December 31, 1996



NOTE B-LONG TERM DEBT-CONTINUED The following are maturities of long term debt for each of the next five years:

                 Years ended December 31,                 Amount
                 ------------------------                 ------
                              1997                      $ 203,747
                              1998                        123,362
                              1999                          3,818
                              2000                             --
                              2001                             --
                              2002 and thereafter              --
                                                        ---------

                                Total Long Term Debt    $ 330,927
                                                        =========


NOTE C-RELATED PARTY TRANSACTIONS

The Company conducts certain transactions with the Company's principal stockholder and affiliated companies controlled by the Company's principal stockholder. Following is a summary of balances and transactions with related parties for the year ended December 31

                                                     1996
                                                     ----
Accounts Payable--Affiliated Companies             $ 49,500
                                                   --------
Accounts Payable--Stockholder                      $178,594
                                                   --------

NOTE D-COMMITMENTS AND CONTINGENT LIABILITIES

The Company leases residential space and office equipment under various operating leases. In the normal course of business, operating leases are generally renewed or replaced by other leases.

NOTE E-SUBSEQUENT EVENTS

On October 6th, the assets of this Company were sold. The sale of these assets was included with the the sale of other local medical imaging centers with similiar ownership. This sale included all company assets.

                         Copley Mammography Center, Inc.

                              Financial Statements

                          Year Ended December 31, 1996

                         Copley Mammography Center, Inc.

                                December 31, 1996



Contents                                                                    Page


Independent Auditor's Report ............................................    2

Financial Statements

    Balance Sheet .......................................................  3-4

    Statement of Income .................................................    5

    Statement of Deficit in
      Retained Earnings .................................................    6

    Statement of Cash Flows .............................................    7

    Notes to Financial Statements .......................................  8-10

     INDEPENDENT AUDITOR'S REPORT

Copley Mammography Center, Inc.
Youngstown, Ohio


We have audited the accompanying balance sheet of Copley Mammography Center, Inc. as of December 31, 1996 and the related statement of income, deficit in retained earnings, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Copley Mammography Center, Inc. as of December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.




/s/ Yurchyk and Davis, CPA's, Inc.
Canfield, Ohio
November 21, 1997

                         Copley Mammography Center, Inc.

                                  Balance Sheet

                                December 31, 1996

                                     ASSETS
Current Assets:
    Cash and Cash Equivalents                                         $  17,539
    Accounts Receivable - Net                                            40,184
                                                                      ---------

        Total Current Assets                                             57,723

Fixed Assets:
    Vehicles                                                              8,615
    Medical Equipment                                                    87,509
    Office Equipment                                                      3,203
                                                                      ---------
        Total Fixed Assets                                               99,327
    Less: Accumulated Depreciation                                      (58,248)
                                                                      ---------

        Net Fixed Assets                                                 41,079

Other Assets:
    Deposits                                                                120
    Accounts Receivable - RICC                                           49,500
                                                                      ---------

        Total Other Assets                                               49,620
                                                                      ---------

           Total Assets                                               $ 148,422
                                                                      =========











The accompanying notes are an integral part of these financial statements.

                         Copley Mammography Center, Inc.

                                  Balance Sheet

                                December 31, 1996

                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
    Accounts Payable                                                  $     935
    Accrued and Withheld Payroll Taxes                                    2,315
    Current Portion Long Term Debt                                       39,962
                                                                      ---------

        Total Current Liabilities                                        43,212

Long Term Liabilities:
    Notes Payable - Officer                                             100,000
    Notes Payable - Officer                                              29,506
    Notes Payable - Second National                                       4,132
    Notes Payable - Second National                                      32,579
                                                                      ---------
        Total Long Term Liabilities                                     166,217
    Less:  Current Portion Long Term Debt                               (39,962)
                                                                      ---------

        Net Long Term Liabilities                                       126,255
                                                                      ---------

           Total Liabilities                                            169,467

Stockholders' Equity:
    Common Stock, no par value; 100 Shares
      authorized, issued and outstanding                                  1,000
    Deficit in Retained Earnings                                        (22,045)
                                                                      ---------

        Total Stockholders' Equity                                      (21,045)
                                                                      ---------

           Total Liabilities and
             Stockholders' Equity                                     $ 148,422
                                                                      =========







The accompanying notes are an integral part of these financial statements.

                                  Copley Mammography Center, Inc

                                           Statement of Income

                             For The Year Ended December 31, 1996

Revenue:
    Patient Revenue                                                   $ 211,687
    Patient Reimbursement                                                (1,140)
                                                                      ---------

        Total Revenue                                                   210,547

Expenses:
    Advertising                                                             513
    Bank Charges                                                             33
    Conferences                                                             300
    Depreciation                                                         32,343
    Dues & Subscriptions                                                  1,544
    Federal Unemployment                                                    323
    FICA Expense                                                          5,900
    General Supplies                                                        864
    Office Supplies                                                       2,015
    Outside Services                                                        184
    Permits & License                                                        10
    Personal Property Tax                                                   168
    Petty Cash                                                              300
    Postage                                                               1,472
    Professional Fees                                                     7,473
    Rent                                                                 16,422
    Repairs & Maintenance                                                   543
    Salaries - Staff                                                     77,129
    State Unemployment                                                    1,210
    Technicians Supplies                                                 23,989
    Telephone                                                             1,914
    Utilities                                                             2,129
    Workers' Compensation                                                   995
                                                                      ---------

        Total Expenses                                                  177,773
                                                                      ---------

           Income Before Other
             Income and (Expenses)                                       32,774

Other Income and (Expenses):
    Interest Income                                                         359
    Interest Expense                                                    (12,764)
                                                                      ---------

        Total Other
         Income and (Expenses)                                          (12,405)
                                                                      ---------

           Net Income                                                 $  20,369
                                                                      =========



The accompanying notes are an integral part of these financial statements.

                         Copley Mammography Center, Inc

                    Statement of Deficit in Retained Earnings

                      For The Year Ended December 31, 1996

Retained Earnings (Deficit) - January 1, 1996                          $ (2,936)

    Add: Net Income                                                      20,369

    Less: Sub S Distributions                                           (39,478)
                                                                       --------

Retained Earnings (Deficit)- December 31, 1996                         $(22,045)
                                                                       ========










The accompanying notes are an integral part of these financial statements.

                         Copley Mammography Center, Inc.

                             Statement of Cash Flows

                      For The Year Ended December 31, 1996

Cash Flows from Operating Activities:
  Net Income                                                          $  20,369
  Adjustments to Reconcile Net Income to
    Net Cash Provided by Operating Activities:
        Depreciation                                                     32,343
        Changes in Assets and Liabilities:
             Decrease/(Increase) in
                Accounts Receivable                                        (357)
             Decrease/(Increase) in
                Other Assets                                            (49,500)
             Increase/(Decrease) in Accounts
                Payable and Accrued Expenses                             (6,850)
                                                                      ---------
Net Cash (Used) in Operating Activities                                  (3,995)

Cash Flows from Investing Activities:
  Capital Expenditures                                                  (30,662)
  Proceeds on Sale of Fixed Assets                                         --
                                                                      ---------
Net Cash Provided (Used) by
  Investing Activities                                                  (30,662)

Cash Flows from Financing Activities:
  Proceeds from Issuance of Debt                                        140,000
  Distributions                                                         (39,478)
  Payment on Debt                                                       (69,912)
                                                                      ---------
Net Cash (Used) by Financing Activities                                  30,610
                                                                      ---------


Net Increase/(Decrease) in Cash                                          (4,047)

Cash and Cash Equivalents-Beginning of Period                            21,586
                                                                      ---------

Cash and Cash Equivalents-End of Period                                  17,539
                                                                      =========


Interest Paid                                                         $  12,764
                                                                      =========




The accompanying notes are an integral part of these financial statements.

                         Copley Mammography Center, Inc.

                          Notes to Financial Statements

                      For The Year Ended December 31, 1996


NOTE A-SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


1). Basis of Accounting-The Company's policy is to prepare its financial statements on the accrual basis of accounting.

2). Organization and Business Activity-The Company was incorporated on May 27, 1992 under the S Corporation laws of the State of Ohio. The company provides mammography services in Northeast Ohio.

3). Fixed Assets-Property and Equipment are stated at cost. Depreciation is computed at rates adequate to allocate the cost of the applicable assets over their expected useful lives. Equipment and improvements are capitalized at cost by additions to the related asset accounts, while repairs and maintenance are charged against income. Upon retirement or other disposition of these assets, the cost and related accumulated depreciation are removed from the accounts and the resulting gains or losses are reflected in the statement of income.

4). Cash and Cash Equivalents-Cash and cash equivalents consist of cash on hand, cash in the bank, and cash equivalents with original maturities of three months or less.

5). Use of Estimates in the Preparation of Financial Statements-The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and the disclosures of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

6). Income Taxes-The Company has elected by unanimous consent of its stockholders to be taxed under the provisions of subchapter S of the Internal Revenue Code. Under those provisions, the Company does not pay Federal corporate income taxes on its taxable income. Instead, the stockholders are liable for individual Federal income taxes on their respective share of the Company's taxable income.

7). Accounts Receivable-Accounts Receivable principally represent the Company's share of amounts due from patients, third party payers, and others. These amounts are recorded net of allowances for discounts and bad debts. At December 31, 1996, accounts receivable was comprised of the following:

Accounts receivable                                                    $ 57,643
Less: Allowance for discounts and bad debts                             (17,459)
                                                                       --------

Accounts receivable, net                                               $ 40,184
                                                                       ========

                         Copley Mammography Center, Inc.

                          Notes to Financial Statements

                      For The Year Ended December 31, 1996



NOTE B-LONG TERM DEBT

Long term debt outstanding is as follows:

                                                                       12/31/96
                                                                       --------
Note payable - Shareholder, payable
on demand but classified as long-term
based on intent of the parties, interest at 9.5%                      $  29,506

Note payable - Shareholder, payable
on demand but classified as long-term based on
intent of the parties, interest at 8.5%                                 100,000

Note payable - Second National, payable in
monthly installments of $289 including
interest at 12.5%, due May 1998                                           4,132

Note payable - Second National, payable in
monthly installments of $1,025 including interest
at 9.5%, due February 2000                                               32,579
                                                                      ---------


Total Long Term Debt                                                    166,217

Less: Current Portion                                                   (39,962)
                                                                      ---------

Net Long Term Debt                                                    $ 126,255
                                                                      =========


The following are maturities of long term debt for each of the next five years:

                 Years ended December 31,                 Amount
                 ------------------------                 ------
                              1997                       $ 39,962
                              1998                         42,432
                              1999                         36,833
                              2000                         22,378
                              2001                         24,612
                              2002 and thereafter              --
                                                         --------

                                  Total Long Term Debt   $166,217
                                                         ========

                         Copley Mammography Center, Inc.

                          Notes to Financial Statements

                      For The Year Ended December 31, 1996



NOTE C-RELATED PARTY TRANSACTIONS

The Company conducts certain transactions with the Company's principal stockholder and affiliated companies controlled by the Company's principal stockholder. Following is a summary of balances and transactions with related parties for the year ended December 31:

                                                     1996
                                                     ----
Accounts Receivable--Affiliated Companies          $ 49,500
                                                   --------
Accounts Payable--Stockholder                      $129,506
                                                   --------

NOTE D-COMMITMENTS AND CONTINGENT LIABILITIES

The Company leases residential space and office equipment under various operating leases. In the normal course of business, operating leases are generally renewed or replaced by other leases.

NOTE E-SUBSEQUENT EVENTS

On October 6th, the assets of this Company were sold. The sale of these assets was included with the the sale of other local medical imaging centers with similiar ownership. This sale included all company assets.

                              MEDICAL IMAGING OF
                                HOLLYWOOD, INC.

           ==========================================================

                          Audited Financial Statements
                        And Independent Auditors' Report
                                December 31, 1996

                              Financial Statements

                       Medical Imaging of Hollywood, Inc.
                                December 31, 1996
                                   ----------

                                    Contents

                                                                            Page
                                                                            ----

Independent Auditors' Report ..............................................    1


Financial Statements

    Balance Sheet .........................................................    2
    Statements of Income and Changes in Retained Earnings .................    3
    Statement of Cash Flows ...............................................    4
    Notes to Financial Statements .........................................    5

Supplementary Financial Information

Schedule 1. - Operating Expense ...........................................   12

Independent Auditors' Report

To The Board of Directors of
Medical Imaging of Hollywood, Inc.
Hollywood, Florida

We have audited the accompanying balance sheet of Medical Imaging of Hollywood, Inc., as of December 31, 1996 and the related statements of income and retained earnings, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted out audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Medical Imaging of Hollywood, Inc., as of December 31, 1996, and the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying information presented on page 14 is presented for the purpose of additional analysis and is not a required part of the basic financial statement. Such information has been subject to the procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.



                                                  /s/ Mark J. Burger, P.A.
                                                      West Palm Beach, Florida
                                                      December 16, 1997

                       MEDICAL IMAGING OF HOLLYWOOD, INC.
                                  BALANCE SHEET
                                December 31, 1996
                                   ----------

Assets
   Current Assets:
     Cash and cash equivalents                                          $     1,149
     Patient accounts receivable, less allowance for
       adjustments and doubtful accounts of $400,747                        336,794
     Prepaid operating expenses                                               4,125
     Medical and office supplies                                              5,500
                                                                        -----------
         Total Current Assets                                               347,568

   Property and Equipment:
     MRI equipment                                                        1,008,159
     Leasehold improvements                                                  67,241
                                                                        -----------
                                                                          1,075,400
     Less: Accumulated depreciation                                        (104,177)
                                                                        -----------
         Net Property and Equipment                                         971,223

   Other Assets:
     Capital lease obligation prepaid rent                                   20,089
                                                                        -----------
Total Assets                                                            $ 1,338,880
                                                                        ===========


Liabilities and Shareholder's Equity
   Current Liabilities:
     Accrued expenses                                                   $    25,134
     Due to related party                                                    25,339
     Current income taxes payable                                             7,004
     Current portion deferred income taxes payable                          112,553
     Current portion of capitalized lease obligation                        159,741
                                                                        -----------
        Total Current Liabilities                                           329,771

Capitalized lease obligation, less current portion                          752,829
Deferred income taxes payable                                                10,237
                                                                        -----------
        Total Long-Term Liabilities                                         763,066

   Shareholders Equity:
     Common Stock, $1.00 par value, 500 shares issued and outstanding           500
     Additional paid in capital in excess of par value                        1,500
     Retained earnings                                                      244,043
                                                                        -----------
       Total Stockholder's Equity                                           246,043
                                                                        -----------
Total Liabilities and Shareholder's Equity                              $ 1,338,880
                                                                        ===========




See accompanying notes.

                       MEDICAL IMAGING OF HOLLYWOOD, INC.
                   STATEMENTS OF INCOME AND RETAINED EARNINGS
                          Year Ended December 31, 1996
                                   ----------

Revenues:
   Net patient service revenue                                          $677,904
   Usage fees from affiliated organizations                              141,500
   Interest income                                                           476
                                                                        --------
                                                                         819,880

Operating Expenses:
   Depreciation                                                          104,177
   Management, professional and billing fees                              93,865
   Medical supplies                                                       39,144
   Occupancy                                                              49,413
   Other operating expenses                                              156,133
                                                                        --------
       Total operating expenses                                          442,732
                                                                        --------
       Operating Income                                                  377,148

Non-operating expense:
   Interest expense                                                       49,059
                                                                        --------

Income Before Income Taxes                                               328,089

Provision for Income Tax                                                 129,794
                                                                        --------

Net Income                                                               198,295

Retained earnings, beginning of year                                      45,748
                                                                        --------

Retained earnings, end of year                                          $244,043
                                                                        ========













See accompanying notes.

                       MEDICAL IMAGING OF HOLLYWOOD, INC.
                             STATEMENT OF CASH FLOWS
                          Year Ended December 31, 1996
                                   ----------

Operating Activities
   Cash received from patients and third party payors                       $   534,463
   Cash paid to suppliers and employees                                        (348,367)
   Interest paid                                                                (49,059)
                                                                            -----------
               Net Cash Provided by Operating Activities                        137,037

Investing Activities
   Acquisition of property and equipment                                     (1,075,400)
                                                                            -----------
               Net Cash Used in Investing Activities                         (1,075,400)

Financing Activities
   Proceeds under capital lease obligation                                    1,000,000
   Payments under capital lease obligation                                      (87,430)
   Proceeds from related party                                                   25,339
                                                                            -----------
               Net Cash Provided by Financing Activities                        937,909
                                                                            -----------
                  Decrease in Cash                                                 (454)
Cash and cash equivalents, beginning of year                                      1,603
                                                                            -----------
Cash and cash equivalents, end of year                                      $     1,149
                                                                            ===========

Reconciliation of Net Income to Net Cash Provided by Operating Activities

   Net income                                                               $   198,295
     Adjustments to reconcile net
       income to net cash provided
       by operating activities:
           Depreciation                                                         104,177
     Changes in Operating Assets and Liabilities:
       (Increase) in:
           Accounts receivable                                                 (285,417)
           Prepaid rent                                                         (20,089)
           Prepaid expenses                                                      (4,125)
       Increase in:
           Accrued expenses                                                      14,402
           Income tax payable                                                     7,004
           Current portion of deferred income taxes                             112,553
           Deferred income taxes                                                 10,237
                                                                            -----------
               Net Cash Provided by Operating Activities                    $   137,037
                                                                            ===========






See accompanying notes.

                       MEDICAL IMAGING OF HOLLYWOOD, INC.
                          NOTES TO FINANCIAL STATEMENTS
                          Year Ended December 31, 1996
                                   ----------

Note 1 - Organization and Summary of Significant Accounting Policies


Medical Imaging of Hollywood, Inc. (the "Company") was formed to operate a magnetic resonance imaging center located in Broward County, Florida. On July 16, 1997, Medical Imaging of Hollywood, Inc. sold its operating assets to Hollywood Resources Inc. See Note 9.

Method of Accounting

The Company utilizes the accrual method of accounting for financial statement reporting. Under this method, revenue is recognized when earned and expenses are recognized when incurred. A portion of the Company's gross patient service revenue for the year ended December 31, 1996, is rendered to patients covered by Medicare, Medicaid, and managed care organizations. Payments for services rendered to patients covered by these payors are generally less than standard charges. Provisions for contractual adjustments are made to reduce the standard charges to the contracted reimbursement rate. Final settlements under these programs are subject to administrative review and audit.

Use of Estimates

The financial statements have been prepared in conformity with generally accepted accounting principals and, as such, include amounts based on informed estimates and judgments of management with consideration given to materiality. Changes in such estimates may affect amounts reported in future periods.

Cash and Cash Equivalents

For purposes of reporting cash flows, cash and cash equivalents include cash on hand, checking accounts, and money market accounts. Such cash equivalents have maturates of less than 90 days. There are no restrictions on future uses of cash or cash equivalents at December 31, 1996.

The Company maintains its cash accounts in a commercial bank located in Broward County, Florida. Accounts at the bank are guaranteed by the Federal Deposit Insurance Corporation (FDIC) up to $100,000, per bank. There was no uninsured cash balance at December 31, 1996.

Advertising Costs

The Company's policy is to expense advertising and promotional costs as incurred.

Property and Equipment

Property and equipment are stated at cost. Depreciation is computed using straight-line methods over the estimated useful lives of the assets, as follows:

         MRI equipment                                        5 years
         Leasehold improvements                              10 years


See independent auditors' report.

                       MEDICAL IMAGING OF HOLLYWOOD, INC.
                          NOTES TO FINANCIAL STATEMENTS
                          Year Ended December 31, 1996
                                   ----------

Note 1 - Organization and Summary of Significant Accounting Policies - Continued

Property and Equipment - Continued

Maintenance and repairs are expensed as incurred; expenditures that enhance the value of property and equipment or extend their useful lives are capitalized. When assets are sold or returned, the cost and related accumulated depreciation are removed from the accounts, and the resulting gain or loss is included in income. Depreciation expense was $104,177 for the year ended December 31, 1996.

Concentration of Credit Risk

The Company grants credit without collateral to its patients, most of whom are local residents. The concentration of credit risk with respect to patient accounts receivables is limited due to the large number of third party payors. The mix of receivables from patients and third-party payors at December 31, 1996, was as follows:

         Personal injury and automobile litigation         68.5%
         Commercial insurance                              16.2
         Medicare                                           1.6
         Medicaid                                           1.1
         Workers compensation fund                          7.9
         Other                                              4.7
                                                         ------
                                                          100.0%
                                                         ======

Provision for Income Taxes

The Company accounts for income taxes under an asset and liability approach that requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been recognized in the Company's financial statements or tax returns. In estimating future tax consequences, the Company generally considers all expected future events other than enactment of changes in the tax laws or rates.

Note 2 - Patient Accounts Receivable

Patient service revenue is recorded at the gross amount billed. Since an increasing number of the Company's patients are members of various health maintenance organizations and preferred provider networks, a portion of the gross billings are subject to contractual adjustments. At December 31, 1996, net patient accounts receivable were determined as follows:

                  Gross patient accounts receivable                  $ 737,541
                  Less:   Allowance for contractual adjustments       (339,143)
                          Allowance for doubtful accounts              (61,604)
                                                                     ---------

                  Net patient accounts receivable                    $ 336,794
                                                                     =========


See independent auditors' report.

                       MEDICAL IMAGING OF HOLLYWOOD, INC.
                          NOTES TO FINANCIAL STATEMENTS
                          Year Ended December 31, 1996
                                   ----------


Note 3 - Operating and Capital Leases

Operating Leases

The Company leases equipment from a related party. It also leases office space from others under operating leases expiring through July 31, 2006. The related party leases did not require rental payments for the year ended December 31, 1996. Annual rent expense, inclusive of sales tax, under the operating leases amounted to $29,534.

At December 31, 1996, future minimum lease payments were as follows:

     1997                                        $   82,758
     1998                                            76,095
     1999                                            76,095
     2000                                            76,095
     2001                                            69,431
     Thereafter                                     270,459
                                                 ----------
Total minimum operating lease payments           $  650,933
                                                 ==========

Capital Leases

The Company entered into a capital lease during 1996, to lease MRI equipment. The lease expires in 2001. The MRI equipment at December 31, 1996, had a cost basis of $1,008,159 and accumulated depreciation of $100,815, resulting in a net book value of $907,344. Depreciation expense was $100,815. Total interest expense related to the capital lease, for the year ended December 31, 1996, was $45,234.

At December 31, 1996, future minimum lease payments were as follows:

     1997                                                         $     241,069
     1998                                                               241,069
     1999                                                               241,069
     2000                                                               241,069
     2001                                                               206,446
                                                                  -------------
     Total minimum capital lease payments                         $   1,170,722
     Amount representing interest and Florida sales taxes              (258,152)
                                                                  -------------
     Present value of capital lease obligations                         912,570
     Less current portion                                             (159,741)
                                                                  -------------
                                                                  $     752,829
                                                                  =============




See independent auditors' report.

                       MEDICAL IMAGING OF HOLLYWOOD, INC.
                          NOTES TO FINANCIAL STATEMENTS
                          Year Ended December 31, 1996
                                   ----------



Note 6 - Taxes on Income

Provisions for federal and state income taxes in the statement of income consisted of the following components:

Current taxes:
      Federal income tax expense                                        $  5,445
      State income tax expense                                             1,559
                                                                        --------
                   Total current taxes payable                             7,004
Deferred taxes:
Current portion
      Federal deferred tax expense                                        97,701
      State deferred tax                                                  14,852
                                                                        --------
                                                                         112,553
Long-term portion
      Federal deferred tax expense                                         8,878
      State deferred tax                                                   1,359
                                                                        --------
                                                                          10,237
                                                                        --------
                   Total deferred taxes payable                          122,790
                                                                        --------
Total provision for income taxes                                        $129,794
                                                                        ========

Deferred income taxes for the year ended December 31, 1996, reflect the net tax effects of the temporary differences between the carrying amounts of assets and the method of accounting used for federal and state income tax purposes. The company uses the cash method of accounting for federal and state income tax purposes.

The sources of the temporary differences and their effect on the net deferred liability at December 31, 1996 are as follows.

Cash to accrual adjustments                                             $112,553
         Capital lease obligation                                         10,237
                                                                        --------
         Total deferred tax liability                                   $122,790
                                                                        ========



The following summary reconciles taxes at the United States statutory rate with the effective rate for the Company at December 31, 1996:

         Taxes on income at U.S. statutory rate                            35.0%

         Increase (reduction) in taxes resulting from:
              State income taxes net of federal benefit                     3.5%
              Tax effect of apportionment of tax benefits and
              phase-out of tax brackets                                     1.1%
                                                                           ----
         Taxes on income at effective rate                                 39.6%
                                                                           ====



See independent auditors' report.

                       MEDICAL IMAGING OF HOLLYWOOD, INC.
                          NOTES TO FINANCIAL STATEMENTS
                          Year Ended December 31, 1996
                                   ----------



Note 7 - Related Party Transactions

Collection Fees

DIKI, Inc, an affiliated organization provides billing and collection services for the Company. The fee is based on 7% of net cash collected. During the year ended December 31, 1996, the company incurred $46,966 of collection fees. Accrued but unpaid collection fees to DIKI, Inc. at December 31, 1996 amounted to $10,065.

Other Payables

During 1996, an affiliated company advanced money for the construction of the leasehold improvements. These advances are not documented by a promissory note. Management has not charged or accrued interest on the advance, which is in the amount of $26,202.

Usage Fees

The Company allows affiliated organizations to contract time to use the Company's equipment. The affiliated companies reimburse Medical Imaging of Hollywood, Inc. based on its financial needs. There is no written agreement supporting this arrangement. Total reimbursements amounted to $141,500 for the year ended December 31, 1996.

Radiology Fees

The Company contracts with unrelated radiologists to read films for the Company as well as other affiliated organizations. The invoices received do not specify which of the affiliated companies the services pertain. Since the invoices do not specify which company they pertain to; management does not allocate the cost of the radiology fees among the affiliated companies. The payment of these invoices is based on the cash available in the affiliated organizations. Management has no intention to calculate and allocate these fees among the affiliated organizations.

Employees

The Company utilizes the employees of an affiliated company. There is no employee-leasing fee charged and there is no agreement between the affiliated companies.

Note 8 - Commitments and Contingencies

Letters of Credit

The Company has an outstanding standby letter of credit with Northern Trust of Florida, N.A. in the amount of $300,000. This letter of credit is collateral for the Company's future rent payments under the capital lease. The letter of credit, which originated on May 9, 1996, is for a maximum term of sixty-one months and a minimum term of twenty-four months.




See independent auditors' report.

                       MEDICAL IMAGING OF HOLLYWOOD, INC.
                          NOTES TO FINANCIAL STATEMENTS
                          Year Ended December 31, 1996
                                   ----------



Note 8 - Commitments and Contingencies - Continued

Service Maintenance Agreement

In conjunction with the lease of MRI equipment, the Company entered into a four
- year service maintenance agreement for the MRI equipment. Coverage begins in July 1997; one year after the warranty period expires. This agreement calls for the Company to make monthly payments, which will total $85,000 annually.

Note 9 - Subsequent Events

Consolidation of Affiliated Companies

During 1997 the management merged the operations of certain affiliated organizations into the Company.

Sale of Company Assets

On July 16, 1997, the Company completed a transaction to sell substantially all of its net assets to Hollywood Resources, Inc., a subsidiary of Medical Resources, Inc. The purchase included certain patient accounts receivable and the assumption of certain payables, accrued expenses, and capital lease obligations. Hollywood Resources, Inc. paid approximately $2,123,000 for the net assets of the combined affiliated companies.















See independent auditors' report.

                       SUPPLEMENTARY FINANCIAL INFORMATION

                       MEDICAL IMAGING OF HOLLYWOOD, INC.
                        SCHEDULE I. - OPERATING EXPENSES
                          Year Ended December 31, 1996
                                   ----------

Professional, management, and billing fees
     Billing expenses                                                   $ 46,966
     Radiology fees                                                       32,485
     Consulting fees                                                       6,671
     Professional fees                                                     7,743
                                                                        --------
                                                                        $ 93,865
                                                                        ========

Occupancy
     Rent                                                               $ 29,534
     Maintenance and repairs                                              14,286
     Telephone                                                             4,442
     Utilities                                                             1,151
                                                                        --------
                                                                        $ 49,413
                                                                        ========

Other operating expenses
     Accounting                                                         $  5,000
     Advertising and promotion                                            21,747
     Bad debt expense                                                     58,367
     Bank charges                                                          3,000
     Collection fees                                                       3,015
     Donations                                                             4,855
     Equipment rental                                                      5,255
     Insurance                                                            14,795
     Licenses and taxes                                                    8,845
     Miscellaneous                                                         1,129
     Office expense                                                       10,532
     Postage and shipping                                                  6,172
     Supplies                                                              9,662
     Temporary services                                                    3,759
                                                                        --------
                                                                        $156,133
                                                                        ========




See independent auditors' report.